NICHOLAS|APPLEGATE -Registered Trademark-

MUTUAL FUNDS, ANNUAL REPORT

INSTITUTIONAL PORTFOLIOS : MARCH 31, 1997

JAPAN     UNITED     MEXICO     SWITZERLAND     THAILAND
          STATES

At Nicholas-Applegate, we apply our bottom-up investment philosophy with a global perspective. We seek companies around the world that are showing signs of positive change, sustainability and timeliness. Our stock selection is based on a collaboration of integrated methods: a vast network of contacts around the world, including professionals in our international analyst exchange program; the discipline and depth of our internal research, bolstered by a proprietary database of over 20,000 stocks world-wide; continuous team interaction; and timely, well-informed decision making.
Below are a few examples of our holdings.


COMPUTER CHIP MANUFACTURER:JAPAN -- Of the myriad of choices around the world, the U.S. largest computer chip maker opted for the services of a Japanese packaging company, a company that has since become a thriving stock in one of our portfolios.

FURNITURE MANUFACTURER:UNITED STATES -- With a complete management makeover, a well-established furniture manufacturer and retailer has revamped its entire business plan to aggressively pursue a younger market, making it an archetypical Nicholas-Applegate holding.

ENTERTAINMENT:MEXICO -- The upturn in the Mexican economy has spawned an explosive entertainment industry. Spearheading that growth is an international promoter of live concerts that is just one of our growing stocks.

GLOBAL TEMP AGENCY:SWITZERLAND -- Due to the streamlining of work forces abroad, Europe's largest global temporary help agency was an ideal addition to some of our portfolios.

PIZZA:THAILAND -- Pizza is fast becoming the most popular food among the younger generations in Thailand, making a Thai holding company of several fast-food chains the perfect candidate to be a Nicholas-Applegate holding.

Disclosure: International investing involves special risks, including currency and political risks not associated with domestic investments.
Distributor: Nicholas-Applegate Securities.

TABLE OF CONTENTS
------------------------------------------------------------------------

                                                                           PAGE
Letter to Shareholders..................................................      1
Long-Term View of the Global Equity and Bond Markets....................      2
The Portfolios' Review and Outlook, Performance and the Funds' Schedules
 of Investments
  Mini Cap Growth.......................................................      3
  Emerging Growth.......................................................      8
  Core Growth...........................................................     16
  Income & Growth.......................................................     20
  Balanced Growth.......................................................     25
  Value.................................................................     30
  Large Cap Growth......................................................     34
  Emerging Countries....................................................     36
  International Small Cap Growth........................................     42
  International Core Growth.............................................     48
  Worldwide Growth......................................................     52
  Fully Discretionary Fixed Income......................................     58
  Short-Intermediate Fixed Income.......................................     62
  Strategic Income......................................................     65
  High Yield Bond.......................................................     69
The Portfolios'
  Financial Highlights..................................................     72
  Statements of Assets and Liabilities..................................     74
  Statements of Operations..............................................     76
  Statements of Changes in Net Assets...................................     78
  Notes to the Financial Statements.....................................     82
Notes to the Funds' Financial Statements................................     94
Report of Independent Auditors
  Nicholas-Applegate Mutual Funds.......................................     99
  Nicholas-Applegate Investment Trust...................................    100

------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Series Portfolios. Distributor: Nicholas-Applegate Securities.

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

FELLOW SHAREHOLDER,

Against the background of an ever-changing financial horizon, domestic and global investing continued to present exciting opportunities during the recently ended fiscal year. For the period between April 1, 1996 and March 31, 1997, we witnessed equity markets soar to all-time high levels, while fixed income markets moved in tandem with major economic events. We also saw international economies carry through and adapt to the challenges of growth, highlighting the long-term investment potential for developed and emerging markets around the world.

  In the face of these dynamic developments, the Nicholas-Applegate Mutual Funds remained positioned to take advantage of fundamental strengths we identified globally, delivering sound returns for shareholders during the period.

  U.S. stocks, for instance, turned in solid gains despite a wave of selling activity in the most recent quarter that saw larger-capitalization shares stay at the forefront of a narrow market advance. At March-end, smaller-cap stocks were trading at their most attractive valuation levels since the early 1990s relative to larger-cap equities. Combined with the robust earnings growth prevalent among small caps, we believe they should attract greater recognition in the year ahead.

  The benefits of our stock selection were evident worldwide, especially in Europe and emerging countries such as Mexico and China.

  For their part, fixed-income instruments displayed resiliency amid mixed economic data reported during the fiscal year. Despite the volatility of interest rates in the period, returns for our fixed-income investments were enhanced through sector and security selection in domestic and international markets.

  In addition to the creation of the Value, Strategic Income, and High Yield Bond mutual funds early in the fiscal year, we recently added the International Core Growth and Large Cap Growth mutual funds. Our family of funds continues to grow in response to the evolving needs of our shareholders.

  Looking ahead, we remain optimistic in our outlook for worldwide growth investing. We believe that opportunities abound in the global marketplace. As always, we are confident that the consistent application of our investment philosophy will reward our shareholders with long-term appreciation.

  Thank you for selecting Nicholas-Applegate Mutual Funds.

Best Regards,

           [SIGNATURE]

John D. Wylie
President

Nicholas-Applegate Mutual Funds

--------------------------------------------------------------------------------

LONG-TERM VIEW OF GLOBAL EQUITY AND BOND MARKETS
------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            THE GROWTH OF $1.00 INVESTED AT YEAR-END
                   1969 THROUGH DECEMBER 1996
                            LONG-TERM                    INFLATION         SMALL        INTERNATIONAL        LARGE
                        GOVERNMENT BONDS                               COMPANY STOCK        STOCKS       COMPANY STOCK
Dec 1969                                          $ 1            $ 1               $ 1             $ 1               $ 1
Dec 1970                                  1.121059215    1.054916426       0.825661484     0.894879897       1.040065616
Dec 1971                                  1.269371876    1.090347126       0.961892527     1.174150171       1.188927419
Dec 1972                                  1.341548263     1.12754958       1.004544102     1.615611805       1.414539684
Dec 1973                                  1.326700092    1.226754011       0.694095606     1.386730661        1.20715054
Dec 1974                                  1.384471488     1.37644603       0.555657342     1.079598462       0.887643365
Dec 1975                                  1.511786318    1.472992153       0.849132107     1.480157725       1.217873832
Dec 1976                                  1.765084762    1.543852495        1.33634258     1.535504278       1.508253479
Dec 1977                                  1.752937265    1.648369998       1.675467221     1.833772011       1.399900469
Dec 1978                                  1.732297675    1.797174114       2.068551129     2.462774507       1.491736529
Dec 1979                                  1.710920777    2.036323189       2.967633147     2.615043053       1.766805621
Dec 1980                                  1.643397054    2.288760432       4.150984033     3.253885817       2.339593716
Dec 1981                                   1.67392721    2.493367804       4.727097865     3.220297086       2.224747404
Dec 1982                                  2.349546704    2.589907967       6.050934266     3.192647959       2.701053085
Dec 1983                                  2.364859959    2.688226313       8.451243074     3.978387612       3.309163144
Dec 1984                                  2.730867828    2.794515814       7.887625237     4.291261194       3.516525973
Dec 1985                                  3.576530396    2.899887865       9.832862666     6.725433675       4.647371699
Dec 1986                                  4.453883483    2.932652377       10.50654155     11.42914677       5.505765733
Dec 1987                                  4.333002093    3.061968176       9.529705152     14.27881017       5.793758911
Dec 1988                                  4.752133652     3.19728891       11.70955501     18.36070287       6.767648768
Dec 1989                                  5.612965247    3.345876176       12.90143612     20.34295824       8.898838582
Dec 1990                                   5.95998744    3.550184212       10.11974905      15.6249679       8.616507619
Dec 1991                                   7.11022832    3.658972623       14.63662624      17.5769639       11.24880574
Dec 1992                                  7.682876394    3.765106707       18.05418764     15.49396734       12.11161228
Dec 1993                                  9.084266831    3.868587117       21.84168912     20.59845037       13.32153781
Dec 1994                                  8.378384135    3.972070187       22.52000493     22.25896356       13.49568968
Dec 1995                                   11.0316799     4.07289762        30.2804398     24.83012571       18.54706335
Dec 1996                                        10.93           4.21             35.62           26.41             22.83

IBBOTSON ASSOCIATES GROWTH OF $1.00 CHART

SMALL COMPANY STOCK

    Small Company Stocks data represents the smallest one-fifth of NYSE stocks from 1/1/26 through 12/31/81 and Dimensional Fund Advisors ("DFA") Small Company Fund thereafter, with all income dividends and capital gains distributions, if any, reinvested.

LARGE COMPANY STOCK

    Large Company Stocks data represents the Standard & Poor's 500 Index which contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

LONG-TERM GOVERNMENT BONDS

    Long Term Government Bond data is based on a one bond portfolio whose rolling approximate maturity is twenty years.

INTERNATIONAL STOCK

    International stock data represents the MSCI EAFE Index. The Index is considered to be a generally accepted benchmark for major overseas markets.

TREASURY BILLS

    Treasury bill data is measured by a portfolio having a minimum maturity of one month.

INFLATION

    The Consumer Price Index is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Many pension and employment contracts are tied to changes in consumer prices, as protection against inflation and reduced purchasing power.

  Each equity and bond index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing (except for the DFA Small Company Fund's returns which are net of transaction costs). All results are historical.

  Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

MINI CAP GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                              Thomas E. Bleakley,
                               Portfolio Manager
                             Ronald J. Krystyniak,
                               Portfolio Manager
                                John C. McCraw,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Mini Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with less than $100 million in market capitalization.

  REVIEW AND OUTLOOK: The Mini Cap Growth Fund turned in positive returns from April 1, 1996 to March 31, 1997. The Fund's Institutional Portfolio finished 3.9% higher at the end of the review period, outperforming the Russell 2000 Growth Index, which declined 5.9%.

  Small-capitalization growth stocks were at the forefront of the market's upturn during the first half of the Fund's fiscal year amid a backdrop of macroeconomic factors -- such as a perceived slowing of the economy and a strong dollar -- which often bode well for small stocks. Small-cap shares usually thrive in a slow economic growth setting since their earnings depend less on the overall condition of the economy. Moreover, unlike larger companies with overseas operations, small cap stocks are not as susceptible to currency fluctuations.

  The market's upward trek during the first half was cut short as investors shifted attention from smaller-cap stocks to larger-cap value stocks over the last six months. The technology sector, which had contributed to strong gains during the first half, led the decline in the small- and mid-cap segments in recent quarters. Negative factors such as lower-than-expected earnings among networking companies in the sector, increased competition, and the strong U.S. dollar all contributed to the downturn in technology stocks.

  Despite a turbulent market environment, our stock selection in the retail trade and manufacturing sectors bolstered performance during the period.

  Among the top performers were Pacific Sunwear, a mall-based retailer of young men's casual apparel and accessories, and Genesco, Inc., a footwear manufacturer. Both Pacific Sunwear and Genesco benefited from increased store sales over the past year. These companies are expected to post increased earnings growth in the years ahead.

  Going forward, we remain optimistic about the prospects for mini cap stocks, as they continue to offer a source of attractive investment opportunities. As of March 31, 1997, the median earnings growth rate for holdings in the Mini Cap Growth Fund was 30.6%, versus 17.7% for the Russell 2000 Growth Index.

                            REPRESENTATIVE HOLDINGS

                                    Genesco
                                     QLogic
                                Pacific Sunwear
                                   Fine Host
                               Molecular Dynamics
                             SOS Staffing Services
                               Logan's Roadhouse
                                  Cinar Films
                                 Maverick Tube
                             Gasonics International

--------------------------------------------------------------------------------

MINI CAP GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE MINI CAP GROWTH INSTITUTIONAL PORTFOLIO WITH THE RUSSELL 2000 GROWTH INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
  3.90%                         As of 03/31/97                        17.42%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MINI CAP GROWTH     RUSSELL 2000
               INSTITUTIONAL         GROWTH
                 PORTFOLIO           INDEX
12-Jul-95          $ 250,000.00    $ 250,000.00
31-Jul-95            261,400.00      259,625.00
31-Aug-95            266,200.01      262,828.77
30-Sep-95            275,600.01      268,240.42
31-Oct-95            270,200.01      255,045.67
30-Nov-95            278,200.02      266,344.19
31-Dec-95            287,000.01      272,246.38
31-Jan-96            284,600.00      269,992.18
29-Feb-96            301,400.00      282,303.82
31-Mar-96            317,000.01      287,884.97
30-Apr-96            365,200.02      309,985.90
31-May-96            408,800.01      325,888.18
30-Jun-96            371,600.02      304,705.45
31-Jul-96            319,000.00      267,500.91
31-Aug-96            340,600.00      287,304.00
30-Sep-96            359,600.00      302,100.16
31-Oct-96            349,200.01      289,079.64
30-Nov-96            361,192.86      297,116.06
31-Dec-96            369,458.15      302,909.82
31-Jan-97            384,748.91      310,240.24
28-Feb-97            358,919.91      291,501.73
31-Mar-97            329,371.54      270,930.45

This graph compares a $250,000 investment in the Mini Cap Growth Institutional Portfolio with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                                 NUMBER
                                                OF SHARES       VALUE
-------------------------------------------------------------------------
COMMON STOCKS -- 93.3%
-------------------------------------------------------------------------
AIRLINES -- 1.2%
  Atlantic Coast Airlines, Inc.*.............       13,600   $    183,600
  Mesaba Holdings, Inc.*.....................       13,700        159,263
                                                             ------------
                                                                  342,863
                                                             ------------
APPAREL -- 4.8%
  Ashworth, Inc.*............................       19,800        158,400
  Cole Kenneth Productions, Inc.*............        9,300        195,300
  Cutter & Buck, Inc.*.......................        9,200        140,300
  Farah, Inc.*...............................       13,500        135,000
  Genesco, Inc.*.............................       30,800        346,500
  Rocky Shoes & Boots, Inc.*.................       12,800        171,200
  Sport - Haley Inc.*........................        9,900        164,588
  Vans, Inc.*................................        6,300         74,025
                                                             ------------
                                                                1,385,313
                                                             ------------
BIOTECHNOLOGY -- 2.1%
  Arqule, Inc.*..............................       10,700        165,850
  Guilford Pharmaceuticals, Inc.*............       17,400        361,050
  Matritech, Inc.*...........................       14,900         75,900
                                                             ------------
                                                                  602,800
                                                             ------------
BROADCASTING -- 0.6%
  Argyle Television, Inc.*...................        6,300        159,056
                                                             ------------
BUILDING MATERIALS -- 1.6%
  Cameron Ashley Building Products, Inc.*....       14,100        192,113
  Northwest Pipe Co.*........................       16,000        266,000
                                                             ------------
                                                                  458,113
                                                             ------------
CATALOG/OUTLET STORES -- 0.1%
  Insight Enterprises, Inc.*.................        1,700         42,075
                                                             ------------
CLOTHING CHAINS -- 3.5%
  Buckle, Inc.*..............................       11,700        312,975
  Pacific Sunwear of California, Inc.*.......       13,900        455,225
  Paul Harris Stores, Inc.*..................       15,000        232,500
                                                             ------------
                                                                1,000,700
                                                             ------------
COMPUTER/OFFICE AUTOMATION -- 2.0%
  Brooktrout Technology, Inc.*...............        6,300         93,713
  Qlogic Corp.*..............................       25,100        495,725
                                                             ------------
                                                                  589,438
                                                             ------------
CONTAINERS -- 0.7%
  Seda Specialty Corp.*......................       12,000        192,000
                                                             ------------
CONTRACTING DRILLING -- 1.5%
  Patterson Energy, Inc.*....................          100          2,762
  Unit Corp.*................................       19,500        175,500
  UTI Energy Corp.*..........................       10,100        270,175
                                                             ------------
                                                                  448,437
                                                             ------------
DRUGS/PHARMACEUTICALS -- 1.0%
  Inhale Therapeutic Systems Co.*............        7,600        145,350

                                                 NUMBER
                                                OF SHARES       VALUE
-------------------------------------------------------------------------

DRUGS/PHARMACEUTICALS (CONTINUED)

  Nastech Pharmaceutical Co.*................       15,300   $    139,613
                                                             ------------
                                                                  284,963
                                                             ------------
ELECTRONIC INSTRUMENTS/COMPONENTS -- 2.9%
  Lecroy Corp.*..............................       12,900        335,400
  Molecular Dynamics, Inc.*..................       20,400        300,900
  Printrak International, Inc.*..............       18,800        216,200
                                                             ------------
                                                                  852,500
                                                             ------------
ENTERTAINMENT -- 1.3%
  American Classic Voyages Co.*..............       13,800        144,037
  Cinar Films, Inc.*.........................        9,700        237,650
                                                             ------------
                                                                  381,687
                                                             ------------
ENVIRONMENTAL SERVICES -- 0.9%
  American Disposal Services, Inc.*..........        7,300        129,575
  Superior Services, Inc.*...................        5,800        129,050
                                                             ------------
                                                                  258,625
                                                             ------------
FINANCE COMPANIES -- 1.1%
  Central Financial Co.*.....................       11,600        185,600
  Consumer Portfolio Services, Inc.*.........       17,300        138,400
                                                             ------------
                                                                  324,000
                                                             ------------
FOOD CHAINS -- 0.6%
  Penn Traffic Co.*..........................       26,400        181,500
                                                             ------------
GROCERY PRODUCTS -- 0.9%
  Worthington Foods, Inc.....................       13,466        262,587
                                                             ------------
HOME/OFFICE FURNISHINGS -- 1.2%
  O'Sullivan Industries, Inc.*...............       15,400        194,425
  Stanley Furniture, Inc.*...................        7,200        140,400
                                                             ------------
                                                                  334,825
                                                             ------------
LEASURE/GAMING -- 0.3%
  Colonial Downs Holdings, Inc.*.............        9,900         73,013
                                                             ------------
LIFE INSURERS -- 0.4%
  Provident American Corp.*..................       12,600        118,125
                                                             ------------
MACHINERY/EQUIPMENT -- 3.7%
  Ballantyne Omaha, Inc.*....................       19,200        295,200
  CFM Technologies, Inc.*....................       13,300        394,013
  Gardner Denver, Inc.*......................       16,400        389,500
                                                             ------------
                                                                1,078,713
                                                             ------------
MANAGED HEALTH CARE/HMO'S/PPO'S -- 0.2%
  FPA Medical Management, Inc.*..............        3,723         71,668
                                                             ------------
MEDICAL SPECIALTIES -- 1.1%
  Impath, Inc.*..............................        4,600         82,800
  Medical Res, Inc.*.........................       22,600        245,775
                                                             ------------
                                                                  328,575
                                                             ------------
MEDICAL SUPPLIES -- 3.8%
  Avecor Cardiovascular, Inc.*...............       10,400        111,800
  Capstone Pharmaceutical Corp.*.............       23,800        261,800
  Dynamic Healthcare Tech, Inc.*.............       23,700        162,937

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                                 NUMBER
                                                OF SHARES       VALUE
-------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
MEDICAL SUPPLIES (CONTINUED)

  Laserscope, Inc.*..........................       21,600   $    159,300
  Meridian Diagnostics, Inc..................       17,900        196,900
  Penederm, Inc.*............................       19,300        212,300
                                                             ------------
                                                                1,105,037
                                                             ------------
MEDICAL/HEALTH SERVICES -- 1.2%
  Hooper Holmes, Inc.........................        8,900        151,300
  Medical Alliance, Inc.*....................       17,300        190,570
                                                             ------------
                                                                  341,870
                                                             ------------
MEDICAL/NURSING/HEALTH SERVICES -- 1.5%
  Assisted Living Concepts, Inc.*............        5,600        117,618
  Diagnostic Health Services, Inc.*..........       19,200        151,200
  PMR Corp.*.................................        8,000        175,000
                                                             ------------
                                                                  443,818
                                                             ------------
MULTI-LINE INSURERS -- 1.1%
  Delphi Financial Group, Inc. Class A*......        9,460        314,545
                                                             ------------
OIL/GAS PRODUCTION -- 2.2%
  Abraxas Petroleum Corp.*...................       15,200        166,963
  Key Production, Inc.*......................       22,800        230,850
  USX - Delhi Group, Inc.....................       17,300        237,875
                                                             ------------
                                                                  635,688
                                                             ------------
OILFIELD SERVICES/EQUIPMENT -- 3.1%
  American Oilfield Divers, Inc.*............       19,200        216,000
  Key Energy Group, Inc.*....................       20,800        296,400
  Maverick Tube Corp.*.......................       21,700        385,175
                                                             ------------
                                                                  897,575
                                                             ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 6.7%
  BTG, Inc.*.................................        9,400        164,500
  Data Processing Resources Corp.*...........       11,600        217,500
  Fine Host Corp.*...........................       14,100        331,350
  First Aviation Services, Inc.*.............       22,200        210,900
  ICTS International, Inc.*..................       13,400        108,037
  Kellstrom Industries, Inc.*................       16,600        226,175
  NCO Group, Inc.*...........................        4,400         96,250
  Remedytemp, Inc. Class A*..................       11,300        175,150
  SOS Staffing Services, Inc.*...............       18,100        201,362
  Warrantech Corp.*..........................       22,700        204,300
                                                             ------------
                                                                1,935,524
                                                             ------------
OTHER CONSUMER DURABLES -- 0.7%
  Movado Group, Inc..........................        8,500        208,250
                                                             ------------
OTHER CONSUMER NON-DURABLES -- 0.7%
  Amrion, Inc.*..............................       13,000        212,875
                                                             ------------
OTHER FINANCIAL SERVICES -- 0.4%
  Healthcare Financial Partners, Inc.*.......        6,700        100,500
                                                             ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 2.6%
  Horizon Mental Health MG, Inc.*............        7,900        121,463
  Medquist, Inc.*............................       19,500        429,000
                                                 NUMBER
                                                OF SHARES       VALUE
-------------------------------------------------------------------------

OTHER HEALTH TECHNOLOGY/SERVICES (CONTINUED)

  Sterile Recoveries, Inc.*..................       11,700   $    204,750
                                                             ------------
                                                                  755,213
                                                             ------------
OTHER PRODUCERS/MANUFACTURING -- 0.6%
  Shelby Williams Industries, Inc............       13,200        183,150
                                                             ------------
OTHER TECHNOLOGY -- 3.0%
  CHS Electronics, Inc.*.....................       14,800        301,550
  II VI, Inc.*...............................       12,300        304,425
  Rofin - Sinar Technologies, Inc.*..........       18,600        272,025
                                                             ------------
                                                                  878,000
                                                             ------------
OTHER TRANSPORTATION -- 1.3%
  Hvide Marine, Inc.*........................       16,700        379,925
                                                             ------------
PAPER -- 1.0%
  Specialty Paperboard, Inc.*................       11,700        292,500
                                                             ------------
REAL ESTATE BROKERS/SERVICES -- 1.2%
  Grubb & Ellis Co.*.........................       11,300        107,350
  Redwood Trust, Inc.........................        5,300        245,125
                                                             ------------
                                                                  352,475
                                                             ------------
RECREATIONAL PRODUCTS -- 0.6%
  Monaco Coach Corp.*........................        9,200        164,450
                                                             ------------
REGIONAL COMMERCIAL BANKS -- 0.7%
  Sterling Bancorp Co........................       13,700        205,500
                                                             ------------
RENTAL/LEASING COMPANIES -- 2.4%
  Leasing Solutions, Inc.*...................        6,900        129,375
  Rent Way, Inc.*............................       25,600        259,200
  Ugly Duckling Corp.*.......................       16,600        305,025
                                                             ------------
                                                                  693,600
                                                             ------------
RESTAURANTS -- 0.8%
  Logans Roadhouse, Inc.*....................       10,600        222,600
                                                             ------------
SAVINGS & LOAN ASSOCIATIONS -- 0.7%
  SIS Bancorp, Inc...........................        8,400        201,600
                                                             ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 7.0%
  Adflex Solutions, Inc.*....................       15,200        180,500
  Benchmarq Microelectronics, Inc.*..........        6,500         81,250
  Gasonics International Corp.*..............       20,300        289,275
  Intevac, Inc.*.............................        7,200        100,800
  JPM Company*...............................       14,800        247,900
  Microsemi Corp.*...........................       16,300        201,513
  STB Systems, Inc.*.........................        9,400        274,950
  Three D Labs, Inc.*........................       27,300        641,550
                                                             ------------
                                                                2,017,738
                                                             ------------
SOAPS/COSMETICS -- 0.3%
  Chattem, Inc.*.............................        8,600         81,700
                                                             ------------
SOFTWARE -- 4.7%
  Cotelligent Group, Inc.*...................        6,300         59,994
  Engineering Animation, Inc.*...............        6,100        141,825
  Interlink Computer Sciences, Inc.*.........       17,000        180,625
  Peerless Systems Corp.*....................       14,300        166,237

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES       VALUE
-------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
SOFTWARE (CONTINUED)

  Simulation Sciences, Inc.*.................       23,600   $    238,950
  Tecnomatix Technologies LTD*...............       10,000        207,500
  Tripos, Inc*...............................       11,300        172,325
  TTI Team Telecommunications International
    LTD*.....................................       17,700         73,012
  Unison Software, Inc.*.....................       13,900         88,612
  Versant Object Technology Corp.*...........        4,600         40,825
                                                             ------------
                                                                1,369,905
                                                             ------------
SPECIALTY CHAINS -- 1.6%
  Factory Card Outlet Corp.*.................        8,400         67,200
  Finlay Enterprises, Inc.*..................        8,500        133,875
  Funco, Inc.*...............................        8,000        112,000
  Maxim Group, Inc.*.........................       10,600        140,450
                                                             ------------
                                                                  453,525
                                                             ------------
TEXTILES -- 0.7%
  Quaker Fabric Corp.*.......................       14,800        192,400
                                                             ------------
TELECOMMUNICATIONS SERVICES -- 0.6%
  U.S. Long Distance Corp.*..................       14,800        172,050
                                                             ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.0%
  Electromagnetic Sciences, Inc.*............       11,000        204,875
  Remec, Inc.*...............................       11,700        251,550
  Spectran Corp.*............................       22,200        244,200
  Teledata Communications, LTD*..............       20,600        370,800
  Tollgrade Communications, Inc.*............       10,150        182,700
  Wandel & GoltermanTech., Inc.*.............        8,600        189,200
                                                             ------------
                                                                1,443,325
                                                             ------------
TOBACCO PRODUCTS -- 0.9%
  General Cigar Holdings, Inc.*..............       12,000        270,435
                                                             ------------
                                                 NUMBER
                                                OF SHARES       VALUE
-------------------------------------------------------------------------
TRUCKING -- 1.3%
  Knight Transportation, Inc.*...............        6,600   $    149,325
  U S Xpress Enterprises, Inc. Class A*......       17,100        239,400
                                                             ------------
                                                                  388,725
                                                             ------------
WHOLESALE DISTRIBUTION -- 1.2%
  Anicom, Inc.*..............................       38,800        328,587
  Central Garden & Pet Co.*..................        1,500         27,238
                                                             ------------
                                                                  355,825
                                                             ------------
TOTAL COMMON STOCKS
  (Cost $2,5581,392).........................    1,823,799     27,041,899
                                                             ------------

                                                PRINCIPAL
                                                 AMOUNT
-------------------------------------------------------------------------
COMMERCIAL PAPER -- 8.3%
-------------------------------------------------------------------------
  Associates Corp. of North
    America -- 3.2%
    6.75%, 04/01/97..........................  $   934,000        934,000
  Merrill Lynch & Co. -- 5.1%
    6.75%, 04/01/97..........................    1,479,000      1,479,000
                                               -----------   ------------
TOTAL COMMERCIAL PAPER
  (Cost $2,413,000)..........................    2,413,000      2,413,000
                                               -----------   ------------
TOTAL INVESTMENTS -- 101.6%
  (Cost $27,994,392)......................................     29,454,899
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.6%)...........       (466,484)
                                                             ------------
NET ASSETS -- 100%........................................   $ 28,988,415
                                                             ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                              Thomas E. Bleakley,
                               Portfolio Manager
                             Ronald J. Krystyniak,
                               Portfolio Manager
                                John C. McCraw,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Emerging Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. equity securities of companies with market capitalizations below $500 million.

  REVIEW AND OUTLOOK: Smaller-cap growth stocks were among the market leaders early in the Fund's fiscal year. However, after a summer sell-off in the technology sector, cautious investors began to favor larger-cap, more liquid names. In short, the market reversed direction and the same factors which contributed to the Fund's strong results early in the fiscal year negatively impacted returns in more recent quarters. For the 12-month period ending March 31, 1997, the Fund declined 5.7% while the Russell 2000 Growth Index fell 5.9%.
  Technology stocks, which contributed to strong gains earlier in the year, later experienced a difficult environment. The pullback in technology issues was most pronounced within the smaller-cap segments as investors avoided stocks with higher earnings growth rates and corresponding higher valuations. Earnings disappointments among networking companies, increasing competition sector-wide, and the strong U.S. dollar were key factors adversely affecting technology stocks. The combination of technology stocks' underperformance and the Fund's slightly higher exposure within this sector, relative to the Russell 2000 Growth Index, negatively impacted returns.

  Stock selection in the energy and retail trade sectors made a positive contribution to the Fund's performance during the year. Varco International Inc., a manufacturer of drilling machinery, equipment, and instrumentation, and Trico Marine Services Inc., a provider of marine support services to the offshore drilling industry, both posted strong results as they capitalized on more favorable industry-wide trends in the energy sector. In the retail sector, Ross Stores Inc., an operator of off-price, brand-name apparel stores, also exhibited solid gains over the last 12 months as it experienced extremely positive sales trends and strong earnings growth.

  The Fund retains solid fundamentals. The median earnings growth rate for the Fund's holdings as of March 31 was 36%. Going forward, we expect the pace of earnings growth among issues in the broad market to slow. As a result, we believe investors will return their focus to stocks offering consistent earnings strength.

  Our bottom-up, growth-oriented approach should excel in such an environment. In addition, the portfolio is poised to benefit from its smaller-cap orientation, as inflated expectations, higher interest rates, and a strong dollar, may adversely affect the earnings of many larger-cap companies.

                            REPRESENTATIVE HOLDINGS

                              Wolverine World Wide
                             Vitesse Semiconductor
                                CKE Restaurants
                             Ethan Allen Interiors
                             Trico Marine Services
                                 St. John Knits
                              Varco International
                                     Ciber
                                    Uniphase
                                 Pier 1 Imports

--------------------------------------------------------------------------------

EMERGING GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING GROWTH INSTITUTIONAL PORTFOLIO WITH THE RUSSELL 2000 GROWTH INDEX.

                          ANNUALIZED TOTAL RETURNS
                               As of 03/31/97
 1 YEAR                           5 YEARS                          10 YEARS
 -5.66%                            11.79%                           12.32%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               EMERGING GROWTH     RUSSELL 2000
                INSTITUTIONAL         GROWTH
                  PORTFOLIO           INDEX
31-Jul-85           $ 250,000.00    $ 250,000.00
31-Dec-85             278,462.87      267,425.23
31-Dec-86             296,384.82      277,003.83
31-Dec-87             285,176.66      247,983.84
31-Dec-88             362,320.08      298,502.11
31-Dec-89             462,329.11      358,702.16
31-Dec-90             423,895.60      296,251.12
31-Dec-91             662,269.68      447,892.55
31-Dec-92             746,967.57      482,694.30
31-Dec-93             867,187.07      547,181.64
31-Dec-94             836,745.77      533,874.94
31-Dec-95           1,137,100.86      699,699.05
31-Dec-96           1,351,841.01      778,506.99
31-Mar-97           1,155,437.57      696,316.98

This graph compares a $250,000 investment in the Emerging Growth Institutional Portfolio with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership and a pooled trust managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 10/1/93. Limited partnership/pooled trust returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership and pooled trust had been registered as investment companies under the federal securities laws, their performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCK -- 90.9%
----------------------------------------------------------------------------
ADVERTISING -- 0.5%
  CKS Group, Inc.*...........................       15,700      $    329,700
  Lamar Advertising Co.*.....................       30,900           625,725
  Universal Outdoor Holdings, Inc.*..........       59,000         1,711,000
                                                                ------------
                                                                   2,666,425
                                                                ------------
AEROSPACE -- 0.3%
  AAR Corp...................................       35,500         1,065,000
  Doncasters PLC*............................       27,100           525,062
                                                                ------------
                                                                   1,590,062
                                                                ------------
AGRICULTURE -- 0.5%
  Dekalb Genetics Corp. Class B..............       48,500         2,582,625
                                                                ------------
AIR FREIGHT/SHIPPING -- 0.5%
  Airnet Systems, Inc.*......................       22,400           358,400
  Expeditors International of Washington,
    Inc......................................       90,400         2,169,600
                                                                ------------
                                                                   2,528,000
                                                                ------------
AIRLINES -- 0.7%
  Alaska Air Group Inc.*.....................       91,800         2,352,375
  Midwest Express Holdings, Inc.*............       25,900           980,962
                                                                ------------
                                                                   3,333,337
                                                                ------------
APPAREL -- 3.6%
  Authentic Fitness Corp.....................       54,600           805,350
  Cole Kenneth Productions, Inc.*............      121,000         2,541,000
  Genesco, Inc.*.............................       41,100           462,375
  Nautica Enterprises, Inc.*.................      119,350         2,998,669
  Playtex Products, Inc.*....................       40,000           435,000
  St. John Knits, Inc........................       53,900         2,331,175
  Tultex Corp.*..............................       53,600           415,400
  Vans, Inc.*................................       61,800           726,150
  Wolverine Worldwide, Inc...................      199,000         7,263,500
                                                                ------------
                                                                  17,978,619
                                                                ------------
AUTOMOTIVE EQUIPMENT -- 0.4%
  Special Devices, Inc.*.....................       25,300           430,100
  Tower Automotive, Inc.*....................       43,400         1,692,600
                                                                ------------
                                                                   2,122,700
                                                                ------------
BIOTECHNOLOGY -- 1.5%
  Arqule, Inc.*..............................       22,100           342,550
  Bio-Technology General Corp.*..............       88,400         1,105,000
  Biopsys Medical, Inc.*.....................       38,000           940,500
  DepoTech Corp.*............................        8,800           133,051
  Guilford Pharmaceuticals, Inc.*............       73,300         1,520,975
  Martek Biosciences Corp.*..................       32,300           565,250
  Matritech, Inc.............................       13,700            69,356
  Molecular Biosystems, Inc.*................       59,500           542,938
  Pharmaceutical Product Development,
    Inc.*....................................       44,600           892,000
  Sonus Pharmaceuticals, Inc.*...............       18,700           493,212

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

BIOTECHNOLOGY (CONTINUED)

  Vertex Pharmaceuticals, Inc.*..............       19,700      $    792,925
                                                                ------------
                                                                   7,397,757
                                                                ------------
BROADCASTING -- 1.6%
  Argyle Television, Inc. Class A*...........       27,300           689,325
  Emmis Broadcasting Corp. Class A*..........       41,100         1,590,056
  Evergreen Media Corp. Class A*.............       93,450         2,727,572
  Saga Communications, Inc. Class A*.........       50,062         1,038,787
  Telemundo Group, Inc. Class A*.............       10,000           286,250
  Westwood One, Inc.*........................       82,700         1,529,950
                                                                ------------
                                                                   7,861,940
                                                                ------------
BUILDING MATERIALS -- 1.0%
  Advanced Lighting Technologies, Inc.*......       20,100           442,200
  AFC Cable Systems, Inc.*...................       21,800           452,350
  Falcon Building Products, Inc. Class A*....       45,000           787,500
  Hexcel Corp.*..............................      115,300         2,032,163
  NCI Building Systems, Inc.*................       20,000           647,500
  Northwest Pipe Co.*........................          500             8,312
  Triangle Pacific Corp.*....................       15,200           418,000
                                                                ------------
                                                                   4,788,025
                                                                ------------
BUILDING MATERIAL CHAIN -- 0.3%
  Eagle Hardware & Garden, Inc.*.............       95,400         1,717,200
                                                                ------------
CATALOG/OUTLET STORES -- 0.1%
  Coldwater Creek, Inc.*.....................       14,100           195,638
  Insight Enterprises, Inc.*.................        3,700            91,575
                                                                ------------
                                                                     287,213
                                                                ------------
CHEMICALS -- 0.7%
  Lilly Industries, Inc. Class A.............       12,200           221,125
  Mississippi Chemical Corp..................       60,700         1,449,212
  OM Group, Inc..............................       64,650         1,818,281
  Spartech Corp..............................       17,900           201,375
                                                                ------------
                                                                   3,689,993
                                                                ------------
CLOTHING CHAINS -- 2.0%
  99 Cents Only Stores*......................       34,000           684,250
  Buckle, Inc. (The)*........................        7,500           200,625
  Gadzooks, Inc.*............................       52,300         1,647,450
  Men's Wearhouse, Inc.*.....................       72,800         2,002,000
  Pacific Sunwear of California*.............        3,700           121,175
  Paul Harris Stores, Inc.*..................       24,500           379,750
  Ross Stores, Inc...........................       61,800         1,568,175
  Stage Stores, Inc.*........................       57,200         1,258,400
  Stein Mart, Inc.*..........................       69,400         1,977,900
                                                                ------------
                                                                   9,839,725
                                                                ------------
COAL MINING -- 0.3%
  Zeigler Coal Holding Co....................       54,600         1,296,750
                                                                ------------
COMMERCIAL/INDUSTRIAL SERVICES -- 0.1%
  Phymatrix Corp.*...........................       52,800           699,600
                                                                ------------
COMPUTER/OFFICE AUTOMATION -- 2.4%
  Advanced Digital Information Corp.*........       52,600           670,650
  Brooktrout Technology, Inc.*...............       14,700           218,663

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
COMPUTER/OFFICE AUTOMATION (CONTINUED)

  BTG, Inc.*.................................       55,900      $    978,056
  Discreet Logic, Inc.*......................       42,300           248,512
  Encad, Inc.*...............................       42,500         1,269,688
  GEAC Computer Corp. LTD*...................       40,500           962,544
  In Focus Systems, Inc.*....................       52,600           907,350
  Larscom, Inc. Class A*.....................       62,500           523,438
  Logitech International*....................       16,000           260,000
  Microtouch Systems, Inc.*..................       52,200         1,030,950
  Network Appliance, Inc.*...................      117,000         3,802,500
  Safeguard Scientifics, Inc.*...............       19,700           389,075
  Splash Technology Holdings, Inc.*..........       36,300           907,500
  Sunquest Information Systems, Inc.*........       11,300           110,175
                                                                ------------
                                                                  12,279,101
                                                                ------------
CONTAINERS -- 0.1%
  U.S. Can Corp.*............................       20,900           318,725
                                                                ------------
CONTRACTING DRILLING -- 2.0%
  Atwood Oceanics, Inc.*.....................       32,500         2,019,063
  Cliffs Drilling Co.*.......................       37,800         2,244,375
  Marine Drilling Co., Inc.*.................      307,400         5,456,350
  Unit Corp.*................................       16,000           144,000
                                                                ------------
                                                                   9,863,788
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 0.1%
  Tuesday Morning Corp.*.....................       14,500           466,222
                                                                ------------
DRUGS/PHARMACEUTICALS -- 3.8%
  Alkermes, Inc.*............................       26,200           366,800
  Amylin Pharmaceuticals Inc.*...............      122,400         1,484,100
  Anesta Corp.*..............................       65,500         1,129,875
  Curative Health Services, Inc.*............       96,500         2,219,500
  Dura Pharmaceuticals, Inc.*................       67,700         2,420,275
  Incyte Pharmaceuticals, Inc.*..............       57,200         2,974,400
  Inhale Therapeutic Systems*................       15,300           292,612
  Medicis Pharmaceutical Corp. Class A*......       28,350           843,412
  NBTY, Inc.*................................       39,500           597,438
  NCS Healthcare, Inc. Class A*..............       21,500           486,438
  Parexel International Corp.*...............       78,800         1,812,400
  Pathogenesis Corp.*........................       22,100           552,500
  Sangstat Medical Corp.*....................       57,000         1,546,125
  Sepracor, Inc.*............................       77,500         1,787,344
  Theragencis Corp.*.........................       45,100           732,875
                                                                ------------
                                                                  19,246,094
                                                                ------------
ELECTRONIC DATA PROCESSING -- 0.3%
  Banctec, Inc.*.............................       45,300         1,155,150
  Factset Research Systems, Inc.*............       10,100           195,688
  Nova Corp.*................................       19,300           306,388
                                                                ------------
                                                                   1,657,226
                                                                ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.7%
  Checkpoint Systems, Inc.*..................      153,900         2,635,538
  Coherent, Inc.*............................       53,000         2,534,062
  Lecroy Corp.*..............................       25,500           663,000
  Molecular Dynamics, Inc.*..................       10,800           159,300
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

ELECTRONIC INSTRUMENTS/DIVERSIFIED (CONTINUED)

  Orbotech LTD*..............................       16,500      $    297,000
  Plexus Corp.*..............................       45,100         1,330,450
  SBS Technologies, Inc.*....................        9,300           141,825
  Veeco Instruments, Inc.....................       18,500           543,438
                                                                ------------
                                                                   8,304,613
                                                                ------------
ENTERTAINMENT -- 0.4%
  Hollywood Entertainment Corp.*.............       92,300         2,249,812
                                                                ------------
ENTERTAINMENT/MUSIC CHAINS -- 0.1%
  Guitar Center, Inc.*.......................       39,600           635,362
                                                                ------------
ENVIRONMENTAL SERVICES -- 1.8%
  Newpark Resources, Inc.*...................       36,385         1,591,844
  Superior Services, Inc.*...................       44,100           981,225
  Tetra Technologies, Inc.*..................       66,100         1,454,200
  United Waste Systems, Inc.*................      130,900         4,876,025
                                                                ------------
                                                                   8,903,294
                                                                ------------
FINANCE COMPANIES -- 2.9%
  AmeriCredit Corp.*.........................      185,700         3,226,538
  Imperial Credit Industries, Inc.*..........      263,400         5,300,925
  Ocwen Financial Corp.*.....................       58,500         1,696,500
  Resource Bancshares Mortgage Group, Inc....       43,500           685,125
  Sirrom Capital Corp........................       61,000         2,211,250
  Southern Pacific Funding Corp.*............       88,150         1,531,606
                                                                ------------
                                                                  14,651,944
                                                                ------------
FOOD CHAINS -- 0.6%
  Quality Food Centers, Inc.*................       75,400         3,166,800
                                                                ------------
GROCERY PRODUCTS -- 0.4%
  Hudson Foods, Inc. Class A.................       55,500           867,187
  Morningstar Group, Inc.*...................       62,200         1,197,350
                                                                ------------
                                                                   2,064,537
                                                                ------------
HOMEBUILDING -- 0.1%
  Diamond Home Services, Inc.*...............        5,800           103,675
  Pacific Greystone Corp.*...................       21,600           270,000
                                                                ------------
                                                                     373,675
                                                                ------------
HOME FURNISHINGS -- 1.4%
  Ethan Allen Interiors, Inc.................       85,500         3,726,457
  Foamex International, Inc.*................      103,100         1,610,938
  Furniture Brands International, Inc.*......       89,500         1,342,500
  O'Sullivan Industries Holdings, Inc.*......       42,400           535,300
                                                                ------------
                                                                   7,215,195
                                                                ------------
HOSPITALS -- 0.4%
  National Surgery Centers, Inc.*............       66,500         1,928,500
                                                                ------------
INVESTMENT COMPANIES -- 0.2%
  Everen Capital Corp........................       22,200           449,550
  Hambrecht & Quist Group*...................       25,600           428,800
                                                                ------------
                                                                     878,350
                                                                ------------
LIFE INSURERS -- 0.1%
  Protective Life Corp.*.....................        9,000           378,000
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

LODGING -- 0.8%
  Capstar Hotel Co.*.........................       30,850      $    863,800
  Doubletree Corp.*..........................       26,300           933,650
  Singature Resorts, Inc.*...................       50,100         1,198,926
  Suburban Lodges of America, Inc.*..........       11,800           212,400
  Wyndham Hotel Corp.*.......................       34,000         1,003,000
                                                                ------------
                                                                   4,211,776
                                                                ------------
MACHINERY/EQUIPMENT -- 2.1%
  Ballantyne of Omaha, Inc.*.................       10,350           159,131
  CFM Technologies, Inc.*....................       23,100           684,338
  DT Industries, Inc.........................       65,200         1,711,500
  Kuhlman Corp...............................       53,800         1,250,850
  Magnetek, Inc.*............................       73,800         1,190,025
  Miller Industries, Inc.*...................      145,050         1,740,600
  Robbins & Myers, Inc.......................       20,400           540,600
  Texex Corp.*...............................       21,900           287,868
  Uniphase Corp.*............................       50,900         1,883,300
  Watsco, Inc. Class A.......................       34,450           878,475
                                                                ------------
                                                                  10,326,687
                                                                ------------
MANAGED HEALTHCARE/HMO'S/PPO'S -- 1.4%
  Coventry Corp.*............................      180,600         2,054,324
  CRA Managed Care, Inc.*....................       35,700         1,338,750
  FPA Medical Management, Inc.*..............      110,043         2,118,328
  Maxicare Health Plans, Inc.*...............       32,000           804,000
  OccuSystems, Inc.*.........................       21,700           488,250
                                                                ------------
                                                                   6,803,652
                                                                ------------
MEDICAL/NURSING/HEALTH SERVICES -- 1.2%
  American Homepatient, Inc.*................       24,300           540,674
  Diagnostic Health Services, Inc.*..........       19,900           156,712
  EmCare Holdings, Inc.*.....................       42,800         1,150,250
  Multicare Companies, Inc.*.................       64,800         1,223,100
  Rotech Med Corp.*..........................       41,200           756,061
  Pediatrix Medical Group, Inc.*.............       26,800           881,050
  PMR Corp.*.................................        9,700           212,188
  Sunrise Assisted Liviing, Inc.*............       29,900           837,400
                                                                ------------
                                                                   5,757,435
                                                                ------------
MEDICAL SPECIALTIES -- 0.7%
  Cardiothoracic Systems, Inc.*..............       15,300           325,124
  Impath, Inc.*..............................        8,500           153,000
  Medical Resources, Inc.*...................       70,600           767,774
  Urologix, Inc.*............................        9,000           153,000
  Vivus, Inc.*...............................       51,500         2,060,000
                                                                ------------
                                                                   3,458,898
                                                                ------------
MEDICAL SUPPLIES -- 2.2%
  Adac Laboratories*.........................       40,800           851,700
  Capstone Pharmacy Services*................       55,400           609,400
  ESC Medical Systems LTD*...................       27,600           696,900
  Graham Field Health Products, Inc.*........       45,300           492,638
  Hologic, Inc.*.............................       52,600         1,282,124
  Keravision, Inc.*..........................        3,000            30,374
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

MEDICAL SUPPLIES (CONTINUED)

  Lunar Corp.*...............................       17,300      $    592,524
  Meridian Diagnostics, Inc..................        4,400            48,400
  Minimed, Inc.*.............................       52,200         1,344,150
  Molecular Devices Corp.*...................       32,200           446,774
  Penederm, Inc.*............................       19,400           213,400
  Respironics, Inc.*.........................        1,000            21,250
  Sabratek Corp.*............................       17,800           356,000
  Safeskin Corp.*............................      175,000         3,171,874
  Serologicals Corp.*........................       22,950           344,250
  Ventana Medical Systems, Inc.*.............       37,400           523,600
                                                                ------------
                                                                  11,025,358
                                                                ------------
METALS -- 0.8%
  Lone Star Technologies, Inc.*..............       26,100           495,900
  Mueller Industries, Inc.*..................       85,900         3,360,838
                                                                ------------
                                                                   3,856,738
                                                                ------------
MILITARY /DEFENSE TECHNOLOGY -- 0.3%
  Avondale Industries, Inc.*.................       22,600           389,850
  Tracor, Inc.*..............................       52,600         1,222,950
                                                                ------------
                                                                   1,612,800
                                                                ------------
MULTI-LINE INSURERS -- 0.0%
  Delphi Financial Group, Inc. Class A*......        5,200           172,900
                                                                ------------
OCEAN FREIGHT/SHIPPING -- 0.1%
  OMI Corp.*.................................       71,100           693,224
                                                                ------------
OIL/GAS PRODUCTION -- 1.5%
  Abacan Resource Corp.*.....................       51,400           404,774
  Abraxas Petroleum Corp.*...................       21,900           240,558
  Brown (Tom), Inc.*.........................       47,100           871,350
  Harken Energy Corp.*.......................      235,100         1,160,806
  Nuevo Energy Co.*..........................       25,200           967,050
  Petsec Energy LTD*.........................       49,400           975,650
  Swift Energy Co.*..........................       45,200         1,067,850
  Vintage Petroleum, Inc.....................       20,000           600,000
  Western Gas Resources, Inc.................       75,300         1,355,400
                                                                ------------
                                                                   7,643,438
                                                                ------------
OIL REFINING/MARKETING -- 0.0%
  Tesoro Petroleum Corp.*....................       21,600           226,800
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 5.4%
  3DX Technology*............................       25,400           279,400
  Camco International, Inc...................       57,700         2,538,800
  Energy Ventures, Inc.*.....................       35,500         2,187,688
  Global Industries LTD*.....................      120,100         2,567,138
  Maverick Tube Corp.*.......................          800            14,200
  Oceaneering International, Inc.*...........       76,300         1,192,188
  Pool Energy Services Co.*..................       84,600         1,247,850
  Pride Petroleum Services, Inc.*............      129,400         2,685,050
  Seacor Holdings, Inc.*.....................       71,200         3,818,100
  Stolt Comex Seaway SA*.....................       27,700           560,924
  Trico Marine Services, Inc.*...............       66,300         3,149,250
  Tuboscope Vetco International, Corp.*......      190,600         2,596,924
  Varco International, Inc.*.................      106,100         2,652,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT (CONTINUED)

  Veritas DGC, Inc.*.........................       77,000      $  1,520,750
                                                                ------------
                                                                  27,010,762
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 6.3%
  Administaff, Inc.*.........................       36,900           613,462
  Affiliated Computer Services, Inc. Class
    A*.......................................       69,400         1,587,525
  ASE Test LTD*..............................        8,000           255,000
  Billing Information Concepts*..............       58,200         1,396,800
  CareMatrix Corp.*..........................       22,800           418,950
  Caribiner International, Inc.*.............       54,200         2,533,850
  CCC Information Services Group*............       54,000           675,000
  Ciber, Inc.*...............................      111,600         2,817,900
  Computer Task Group, Inc...................       68,600         2,435,300
  Data Processing Resources Corp.*...........       50,300           943,124
  Diamond Technology Partners Class A*.......        2,310            11,983
  Fine Host Corp.*...........................       17,900           420,650
  Forrester Research, Inc.*..................       21,800           397,850
  G&K Services, Inc., Class A................       17,950           538,500
  ICTS International NV*.....................        3,800            30,638
  Information Management Resources, Inc.*....       36,900           580,800
  Learning Tree International*...............       29,600           828,800
  Meta Group, Inc.*..........................       23,500           452,374
  Metzler Group, Inc.*.......................       46,600         1,077,624
  National Techteam, Inc.*...................       40,800           632,400
  Norrell Corp...............................       49,200         1,211,550
  On Assignment, Inc.*.......................       11,200           282,800
  Perseptive Biosystems, Inc.*...............          769             6,056
  Personnel Group of America, Inc.*..........       25,900           508,288
  PMT Services, Inc.*........................       90,350           993,850
  Rental Service Corp.*......................       17,100           324,900
  Romac International, Inc.*.................       66,600         1,177,988
  Staffmark, Inc.*...........................       25,900           339,938
  Sykes Enterprises, Inc.*...................       57,450         1,874,306
  Technology Solutions Co.*..................       54,750         1,512,469
  Vincam Group, Inc.*........................       28,400           777,450
  Warrantech Corp.*..........................       75,900           683,100
  Whittman-Hart, Inc.*.......................      144,900         3,079,124
                                                                ------------
                                                                  31,420,349
                                                                ------------
OTHER CONSUMER DURABLES -- 0.5%
  Action Performance Cos., Inc.*.............       59,900         1,168,050
  Sola International, Inc.*..................       67,800         1,567,874
                                                                ------------
                                                                   2,735,924
                                                                ------------
OTHER CONSUMER NON-DURABLES -- 0.1%
  Helen of Troy LTD*.........................       15,000           356,250
                                                                ------------
OTHER CONSUMER SERVICES -- 0.3%
  Equity Corp. International*................       17,800           373,800
  ITT Educational Services*..................       19,800           428,174
  Memberworks, Inc.*.........................       21,400           347,750
  National Education Corp.*..................       40,100           506,262
                                                                ------------
                                                                   1,655,986
                                                                ------------
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
OTHER FINANCIAL SERVICES -- 0.0%
  Metris Companies, Inc.*....................        2,100      $     52,500
                                                                ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 0.8%
  Enterprise Systems, Inc.*..................       51,300         1,154,250
  Envoy Corp.*...............................       91,100         2,129,462
  Horizon Mental Health Management, Inc.*....       13,050           200,644
  Medquist, Inc.*............................        9,600           211,200
  Premier Research Worldwide, Ltd.*..........       15,600           257,400
  Sterile Recoveries, Inc.*..................          400             7,000
                                                                ------------
                                                                   3,959,956
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 2.1%
  BE Aerospace, Inc.*........................      144,700         3,545,150
  Belden, Inc................................       43,600         1,553,250
  BMC Industries, Inc........................       53,300         1,505,724
  Griffon Corp.*.............................       54,300           651,600
  Interface, Inc.............................       39,100           979,944
  Libbey, Inc................................       52,300         1,634,374
  Rexel, Inc.*...............................       31,400           569,124
  Special Metals Corp.*......................       14,000           245,000
                                                                ------------
                                                                  10,684,166
                                                                ------------
OTHER RETAIL TRADE -- 0.2%
  RDO Equipment Co. Class A*.................       19,900           348,250
  Renters Choice, Inc.*......................       61,600           885,500
                                                                ------------
                                                                   1,233,750
                                                                ------------
OTHER TECHNOLOGY -- 0.5%
  Computer Products, Inc.*...................       87,900         1,285,538
  Henry (Jack) & Associates..................       28,050           624,113
  Renaissance Solutions, Inc.*...............       26,000           656,500
                                                                ------------
                                                                   2,566,151
                                                                ------------
OTHER TRANSPORTATION -- 0.3%
  Coach USA, Inc.*...........................       35,800         1,038,200
  Hvide Marine, Inc. Class A*................       23,500           534,624
                                                                ------------
                                                                   1,572,824
                                                                ------------
PAPER -- 0.1%
  American Pad & Paper Co.*..................       40,500           607,336
                                                                ------------
PIPELINES -- 0.2%
  Offshore Logistics, Inc.*..................       52,600           841,600
                                                                ------------
PRINTING/FORMS -- 0.4%
  Applied Graphics Technologies, Inc.*.......       41,100         1,453,912
  Consolidated Graphics, Inc.*...............       16,000           458,000
                                                                ------------
                                                                   1,911,912
                                                                ------------
PROPERTY-CASUALTY INSURERS -- 0.5%
  Capmac Holdings, Inc.......................       43,300         1,152,862
  HCC Insurance Holdings, Inc................       54,000         1,323,000
                                                                ------------
                                                                   2,475,862
                                                                ------------
PUBLISHING -- 0.3%
  Golden Books Family Entertainment, Inc.*...       90,000           832,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
PUBLISHING (CONTINUED)

  Mecklermedia Corp.*........................       30,800      $    739,200
                                                                ------------
                                                                   1,571,700
                                                                ------------
REAL ESTATE BROKERS/SERVICES -- 0.5%
  CB Commercial Real Estate Services Group,
    Inc.*....................................       26,500           629,374
  Redwood Trust, Inc.........................       45,200         2,090,500
                                                                ------------
                                                                   2,719,874
                                                                ------------
RECREATIONALPRODUCTS -- 0.1%
  Rockshox, Inc.*............................       17,000           253,938
                                                                ------------
REGIONAL BANKS -- 0.7%
  Bay View Capital Corp......................       17,400           887,400
  Peoples Heritage Financial Group, Inc......       52,900         1,626,674
  Provident Bankshares Corp..................       32,100         1,235,850
                                                                ------------
                                                                   3,749,924
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.4%
  American General Hospitality Corp..........       26,400           719,400
  Essex Property.............................       35,100         1,048,612
  FelCor Suite Hotels, Inc...................       21,500           790,124
  Golf Trust of America, Inc.*...............       43,600         1,062,750
  Health Care Real Estate Investment Trust...       33,900           805,124
  Kilroy Realty Corp.*.......................       37,025           985,791
  Storage USA, Inc...........................       27,000           995,624
  Walden Residential Properties, Inc.........       35,700           861,262
                                                                ------------
                                                                   7,268,687
                                                                ------------
RENTAL/LEASING COMPANIES -- 0.7%
  Leasing Solutions, Inc.*...................       59,200         1,110,000
  Team Rental Group, Inc.*...................       25,100           527,100
  Ugly Duckling Corp.*.......................       71,100         1,306,463
  Winthrop Resources Corp....................       15,700           467,075
                                                                ------------
                                                                   3,410,638
                                                                ------------
RESTAURANTS -- 1.5%
  CKE Restaurants, Inc.......................      162,950         3,605,269
  Foodmaker, Inc.*...........................      168,200         1,703,025
  Logan's Roadhouse, Inc.*...................       17,100           359,100
  Rare Hospitality International, Inc.*......       43,500           565,500
  Showbiz Pizza Time, Inc.*..................       62,400         1,092,000
                                                                ------------
                                                                   7,324,894
                                                                ------------
RETAIL/FOOD DISTRIBUTION -- 0.6%
  Richfood Holdings, Inc.....................      120,650         2,262,188
  Suiza Foods Corp.*.........................       31,200           834,600
                                                                ------------
                                                                   3,096,788
                                                                ------------
SAVINGS & LOAN ASSOCIATIONS -- 0.1%
  MAF Bancorp, Inc...........................       15,800           616,200
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 7.2%
  Aavid Thermal Technologies*................       29,400           345,450
  Advanced Technology Materials, Inc.*.......       34,100           588,225
  Anadigics, Inc.*...........................       39,500         1,066,500
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

SEMICONDUCTORS/ELECTRONIC COMPONENTS (CONTINUED)

  Benchmarq Microelectronics, Inc.*..........       17,800      $    222,500
  Credence Systems Corp.*....................       71,600         1,396,200
  Cymer, Inc.*...............................       44,100         1,582,088
  Fusion Systems Corp.*......................       61,300         1,455,875
  Gasonics International Corp.*..............       21,500           306,375
  Hadco Corp.................................       61,100         2,367,625
  Integrated Process Equipment Corp.*........       96,700         1,619,725
  Jabil Circuit, Inc.*.......................      133,700         6,024,856
  JPM Co.*...................................          700            11,725
  Kulicks & Soffa Industries, Inc.*..........       77,300         1,632,962
  Level One Communications, Inc.*............       21,400           588,500
  MRV Communications, Inc.*..................       50,900         1,132,525
  Photronics, Inc.*..........................       34,600         1,016,375
  Radisys Corp.*.............................       41,100         1,202,175
  Sawtek, Inc.*..............................       80,000         2,300,000
  SDL, Inc.*.................................        9,900           169,538
  Sipex Corp.*...............................       31,900           933,075
  Smart Modular Technologies, Inc.*..........       50,000         1,187,500
  STB Systems, Inc.*.........................       17,500           511,875
  Stormedia, Inc.*...........................       89,000         1,023,500
  Trident Microsystems, Inc.*................      102,000         1,377,000
  Vitesse Semiconductor Corp.*...............      188,700         5,212,838
  Zygo Corp.*................................       30,200           687,050
                                                                ------------
                                                                  35,962,057
                                                                ------------
SOAPS/COSMETICS -- 0.1%
  American Safety Razor Co.*.................       22,500           347,990
                                                                ------------
SOFTWARE -- 8.5%
  Aspen Technology, Inc.*....................       78,400         2,136,400
  Avant Corp.*...............................       48,400         1,312,850
  C Net, Inc.*...............................       27,200           666,400
  CBT Group PLC Sponsored ADR*...............       80,900         4,034,888
  Credit Management Solutions, Inc.*.........        5,000            51,250
  Dataworks Corp.*...........................       37,500           543,750
  Documentum, Inc.*..........................       37,000           684,500
  Excite, Inc.*..............................       44,300           476,225
  Geotel Communications Corp.*...............        5,100            56,100
  Harbinger Corp.*...........................      101,150         2,225,300
  HNC Software, Inc.*........................       70,700         1,847,038
  HPR, Inc.*.................................       12,000           135,000
  Hyperion Software Corp.*...................      125,500         2,070,750
  Infinity Financial Technology, Inc.*.......       17,700           305,325
  Infoseek Corp.*............................       40,500           288,562
  Lycos, Inc.*...............................       45,000           632,812
  Manugistics Group, Inc.*...................       36,400         1,328,600
  Mercury Interactive Corp.*.................       80,200           781,950
  National Instruments Corp.*................       68,500         2,209,125
  Pegasystems, Inc.*.........................       53,900         1,084,738
  Perceptron, Inc.*..........................       38,200         1,002,750
  Quick Response Services, Inc.*.............       16,600           437,824
  Rational Software Corp.*...................       67,200         1,386,000
  Rogue Wave Software*.......................       17,800           162,424
  Sapient Corp.*.............................       13,800           441,600
  Saville Systems Ireland PLC*...............       72,200         2,075,750
  Seibel Systems, Inc.*......................      113,600         1,902,800
  Select Software Tools Sponsored ADR*.......       70,050           700,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
SOFTWARE (CONTINUED)

  SPSS, Inc.*................................       20,100      $    499,988
  Tecnomatix Technologies Ltd.*..............        3,300            68,475
  Triteal Corp.*.............................       10,000           117,500
  Trusted Information Systems, Inc.*.........       35,400           460,200
  Verilink Corp.*............................       13,600            81,600
  Veritas Software Co.*......................       57,200         1,694,550
  Versant Object Technology Corp.*...........        5,000            44,375
  Viasoft, Inc.*.............................       40,000         1,300,000
  Videoserver, Inc.*.........................       92,300         2,180,588
  Visio Corp.*...............................       75,600         2,948,400
  Walker Interactive Systems, Inc.*..........       40,800           512,550
  Wind River Systems, Inc.*..................       84,000         1,984,500
                                                                ------------
                                                                  42,873,937
                                                                ------------
SPECIALTY CHAINS -- 2.3%
  Cort Business Services Corp.*..............       42,300           967,612
  Duty Free International, Inc...............       63,300           925,762
  Finish Line, Inc. Class A*.................       19,900           442,775
  Linens'n Things, Inc.*.....................      107,100         2,503,462
  Micro Warehouse, Inc.*.....................      107,000         1,404,375
  Party City Corp.*..........................       10,900           170,313
  Pier 1 Imports, Inc........................      130,500         2,300,062
  West Coast Entertainment Corp.*............        2,500            18,125
  West Marine, Inc.*.........................       25,500           841,500
  Williams-Sonoma, Inc.*.....................       72,900         2,095,875
                                                                ------------
                                                                  11,669,861
                                                                ------------
SPECIALTY INSURERS -- 0.1%
  International Alliance Services, Inc.*.....       56,800           568,000
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 2.6%
  Coherent Communications Systems Corp.*.....       41,900           722,775
  Comverse Technology, Inc.*.................       48,500         1,915,750
  Davox Corp.*...............................       31,400           973,400
  Digital Microwave Corp.*...................       82,100         1,580,425
  Gilat Satellite Networks LTD*..............       56,800         1,718,200
  Harmonic Lightwaves, Inc.*.................       88,800         1,221,000
  Natural Microsystems Corp.*................       82,400         1,637,700
  Nice Systems LTD*..........................       27,500           563,750
  P Com, Inc.*...............................       52,900         1,375,400
  Remec, Inc.*...............................       25,600           550,400
  Spectran Corp.*............................       13,600           176,800
  Teledata Communications LTD*...............       33,500           603,000
                                                                ------------
                                                                  13,038,600
                                                                ------------
TELECOMMUNICATION SERVICES -- 0.3%
  Pacific Gateway Exchange, Inc.*............       23,000           575,000
  Pricellular Corp. Class A*.................       57,168           471,636
  U. S. Long Distance Corp.*.................       35,600           413,850
                                                                ------------
                                                                   1,460,486
                                                                ------------
TEXTILES -- 0.1%
  Culp, Inc..................................       17,400           300,150
                                                                ------------
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
TOBACCO PRODUCTS -- 0.2%
  General Cigar Holdings, Inc.*..............       35,100      $    780,975
                                                                ------------
TRUCKING -- 0.7%
  Knight Transportation, Inc.*...............       20,600           466,075
  Swift Transportation Co.*..................       36,400           928,200
  U.S. Xpress Enterprises, Inc. Class A*.....          700             9,800
  USFreightways Corp.........................       57,200         1,480,050
  Yellow Corp.*..............................       29,400           554,924
                                                                ------------
                                                                   3,439,049
                                                                ------------
WHOLESALE DISTRIBUTION -- 1.2%
  Anicom, Inc.*..............................       49,900           422,591
  Brightpoint, Inc.*.........................      191,250         3,131,719
  Cellstar Corp.*............................       75,100         1,595,875
  Central Garden & Pet Co.*..................        6,800           123,250
  CHS Electronics, Inc.*.....................       28,700           584,762
                                                                ------------
                                                                   5,858,197
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $409,848,367)......................................      456,148,188
                                                                ------------

                                                        PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 7.0%
--------------------------------------------------------------------------------
  Associates Corp. -- 3.7%
    6.75%, 04/01/97...................................  $18,673,000    18,673,000
  Merrill Lynch -- 3.3%
    6.35%, 04/01/97...................................  16,214,000    16,214,000
                                                                   -------------
TOTAL COMMERCIAL PAPER
  (Cost $34,887,000).............................................     34,887,000
                                                                   -------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.5%
--------------------------------------------------------------------------------
  J. P. Morgan & Co., Inc. $22,666,000 at 6.25%,
    (Agreement dated 03/31/97; to be repurchased at
    $22,669,935 on 04/01/97; collateralized by
    $23,265,000 FHMA Notes, 7.125% due 04/30/26)
    (VALUE $23,811,037)
    (Cost $22,666,000)................................  22,666,000    22,666,000
                                                                   -------------
--------------------------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
--------------------------------------------------------------------------------
  Perseptive Biosystems Class G, Warrants
    (Cost $1,033).....................................        435          1,033
                                                                   -------------
TOTAL INVESTMENTS -- 102.4%
  (Cost $467,402,401)............................................    513,702,221
LIABILITIES IN EXCESS OF OTHER ASSETS (2.4%).....................    (12,139,688)
                                                                   -------------
NET ASSETS 100.0%................................................  $ 501,562,533
                                                                   -------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CORE GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                             Jack C. Marshall, Jr.,
                       Partner, Chief Investment Officer,
                        Institutional Equity Management
                              Andrew B. Gallagher,
                               Portfolio Manager
                                Maren Lindstrom,
                               Portfolio Manager
                              Thomas J. Sullivan,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Core Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies generally over $500 million in market capitalization.

  REVIEW AND OUTLOOK: Smaller-cap growth stocks were among the market leaders during the first half of the Fund's fiscal year. However, over the last six months, investors turned their favor away from growth stocks toward a narrow group of larger-cap value stocks. As a result, the same factors which contributed to the Fund's strong gains early in the fiscal year negatively impacted performance in more recent quarters.

  Bolstered by the strong showing of a select group of large-cap stocks, the S&P 500 Index rose 19.8% during the 12-month period ending March 31, 1997. Over the same period, the Fund gained 1.7%. Technology stocks, which had contributed to strong gains, have experienced a difficult environment recently. The pull-back in technology issues was most pronounced within the small- and mid-cap segments as investors moved away from stocks with higher earnings growth rates and corresponding higher valuations. Earnings disappointments among networking companies, increasing competition sector-wide, and the strong U.S. dollar were key factors which dragged technology stocks lower. In addition, underperformance among healthcare holdings and our overweighting in this sector relative to the S&P 500 negatively impacted returns.

  Over the last six months, we have reduced our technology exposure on a stock-specific basis. While there are strong pockets of opportunity in the soft-ware, semiconductor, and wireless communications industries, we have virtually eliminated the Fund's exposure to the computer hardware and networking telecommunications segments. Several factors are adversely affecting earnings trends for companies in these areas.

  The Fund's stock selection in the energy sector made a positive contribution to performance during the year. Oilfield service companies Ensco International, Inc. and BJ Services Co. both posted strong returns as they capitalized on more favorable trends in the oil and gas industry.

  The Fund retains compelling fundamentals. The median earnings growth rate for holdings as of March 31 was 28%. Going forward, we expect the pace of earnings growth among issues in the broad market to slow. As a result, we believe investors will return their focus to stocks offering consistent earnings strength. Because of our bottom-up, growth-oriented approach, we should excel in such an environment.

                            REPRESENTATIVE HOLDINGS

                                    Safeway
                              Oxford Health Plans
                               USA Waste Services
                                      EMC
                                 Host Marriott
                                MGIC Investment
                            Associates First Capital
                                      AES
                              Consolidated Stores
                                    McKesson

--------------------------------------------------------------------------------

CORE GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE CORE GROWTH INSTITUTIONAL PORTFOLIO WITH THE S&P 500 INDEX, AND THE S&P 400 MID-CAP INDEX.

                          ANNUALIZED TOTAL RETURNS
                               As of 03/31/97
 1 YEAR                           5 YEARS                          10 YEARS
  1.74%                            13.13%                           13.66%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              CORE GROWTH
             INSTITUTIONAL
               PORTFOLIO       S&P 500 INDEX     S&P 400 MID-CAP INDEX
09-30-85        $ 250,000.00      $ 250,000.00              $ 250,000.00
12-31-85        $ 311,844.71      $ 292,859.56              $ 294,134.41
12-31-86        $ 414,298.60      $ 347,444.17              $ 341,839.70
12-31-87        $ 429,184.05      $ 365,740.98              $ 334,867.53
12-31-88        $ 483,552.01      $ 426,259.70              $ 404,748.71
12-31-89        $ 647,589.51      $ 561,013.22              $ 548,608.87
12-31-90        $ 652,317.71      $ 543,946.17              $ 520,521.75
12-31-91      $ 1,014,500.39      $ 709,606.48              $ 781,391.53
12-31-92      $ 1,151,987.77      $ 763,705.33              $ 874,552.09
12-31-93      $ 1,379,773.32      $ 840,600.03              $ 996,549.24
12-31-94      $ 1,234,653.54      $ 851,663.45              $ 960,767.97
12-31-95      $ 1,710,920.31    $ 1,171,846.52            $ 1,258,115.42
12-31-96      $ 1,992,544.95    $ 1,440,856.08            $ 1,499,549.40
03-31-97      $ 1,830,762.20    $ 1,479,285.24            $ 1,476,398.51

This graph compares a $250,000 investment in Core Growth Institutional Portfolio with the Standard & Poor's ("S&P") 500 Index and the S&P 400 Mid-Cap Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The S&P 400 Index is an unmanaged index considered generally representative of the market for the stocks of mid-sized U.S. companies. It consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation.

In future annual reports, Nicholas-Applegate will compare the Core Growth Portfolios only to the S&P 400 for purposes of showing annualized total returns. We believe this shift in benchmark measures is appropriate since the composition of the Fund more closely matches the composition of the S&P 400 Index.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
CORE GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 93.0%
---------------------------------------------------------------------------------
APPAREL -- 1.9%
  Nike, Inc. -- Class B......................           36,900      $   2,287,800
  Tommy Hilfiger Corp.*......................          110,000          5,747,500
                                                                    -------------
                                                                        8,035,300
                                                                    -------------
BEVERAGES/SOFT DRINKS -- 1.5%
  Panamerican Beverages, Inc. -- Class A.....          120,000          6,435,000
                                                                    -------------
BIOTECHNOLOGY -- 3.3%
  Biogen, Inc.*..............................          242,000          9,044,750
  Centocor, Inc.*............................          165,000          5,032,500
                                                                    -------------
                                                                       14,077,250
                                                                    -------------
COMPUTERS/OFFICE AUTOMATION -- 2.3%
  EMC Corp.*.................................          140,000          4,970,000
  Read-Rite Corp.*...........................          200,000          5,050,000
                                                                    -------------
                                                                       10,020,000
                                                                    -------------
CONTAINERS -- 0.9%
  Crown Cork & Seal Co., Inc.................           77,500          4,000,938
                                                                    -------------
DEPARTMENT/DISCOUNT STORES -- 2.5%
  Consolidated Stores Corp.*.................          180,625          6,367,031
  Costco Cos, Inc.*..........................          167,200          4,618,900
                                                                    -------------
                                                                       10,985,931
                                                                    -------------
DRUGS/PHARMACEUTICALS -- 5.0%
  Cardinal Health, Inc.......................          162,950          8,860,406
  Dura Pharmaceuticals, Inc.*................          183,700          6,567,275
  Elan Corp. PLC-Sponsored ADR*..............          185,100          6,316,537
                                                                    -------------
                                                                       21,744,218
                                                                    -------------
ELECTRIC UTILITIES -- 2.0%
  AES Corp.*.................................          158,600          8,881,600
                                                                    -------------
ENVIRONMENTAL SERVICES -- 6.7%
  Republic Industries, Inc.*.................          256,900          8,911,219
  United States Filter Corp.*................          191,000          5,897,125
  United Waste Systems, Inc.*................          174,900          6,515,025
  USA Waste Services, Inc.*..................          213,700          7,586,350
                                                                    -------------
                                                                       28,909,719
                                                                    -------------
FINANCE COMPANIES -- 1.7%
  Associates First Capital Corp. -- Class
    A........................................          176,100          7,572,300
                                                                    -------------
FOOD CHAINS -- 4.0%
  Kroger Co.*................................          130,000          6,597,500
  Safeway, Inc.*.............................          232,600         10,786,825
                                                                    -------------
                                                                       17,384,325
                                                                    -------------
HOSPITALS -- 3.7%
  Healthsouth Corp.*.........................          504,600          9,650,475
  Tenet Healthcare Corp.*....................          257,200          6,333,550
                                                                    -------------
                                                                       15,984,025
                                                                    -------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
LEASURE/GAMING -- 2.3%
  Carnival Corp. -- Class A..................          268,400      $   9,930,800
                                                                    -------------
LODGING -- 2.1%
  Doubletree Corp.*..........................          126,700          4,497,850
  Host Marriott Corp.*.......................          277,000          4,709,000
                                                                    -------------
                                                                        9,206,850
                                                                    -------------
MANAGED HEALTHCARE/HMO'S -- 1.9%
  Oxford Health Plans, Inc.*.................          138,000          8,090,250
                                                                    -------------
MEDICAL SUPPLIES -- 4.5%
  Boston Scientific Corp.*...................          155,000          9,571,250
  ESC Medical Systems LTD.*..................          175,000          4,418,750
  Safeskin Corp.*............................          310,600          5,629,625
                                                                    -------------
                                                                       19,619,625
                                                                    -------------
OIL/GAS PRODUCTION -- 2.4%
  Burlington Resources, Inc..................          105,900          4,527,225
  Valero Energy Corp.........................          165,800          6,030,975
                                                                    -------------
                                                                       10,558,200
                                                                    -------------
OILFIELD SERVICES/EQUIPMENT -- 6.6%
  BJ Services Co.*...........................           72,500          3,470,937
  Diamond Offshore Drilling, Inc.*...........           95,400          6,534,900
  ENSCO International, Inc.*.................          160,800          7,919,400
  Smith International, Inc.*.................          171,000          7,801,875
  Tidewater, Inc.............................           41,500          1,909,000
  Western Atlas, Inc.*.......................           16,000            970,000
                                                                    -------------
                                                                       28,606,112
                                                                    -------------
OIL REFINING/MARKETING -- 1.4%
  Tosco Corp.................................          216,600          6,173,100
                                                                    -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 1.5%
  APAC Teleservices, Inc.*...................           26,300            683,800
  Manpower, Inc..............................          162,300          5,842,800
                                                                    -------------
                                                                        6,526,600
                                                                    -------------
OTHER CONSUMER DURABLES -- 1.3%
  U S Industries, Inc.*......................          159,200          5,611,800
                                                                    -------------
OTHER FINANCIAL SERVICES -- 2.7%
  Equifax, Inc...............................          232,600          6,338,350
  SunAmerica, Inc............................          139,300          5,223,505
                                                                    -------------
                                                                       11,561,855
                                                                    -------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 0.9%
  McKesson Corp..............................           63,400          4,057,600
                                                                    -------------
PIPELINES -- 1.2%
  Williams Companies, Inc....................          117,900          5,246,550
                                                                    -------------
REGIONAL BANKS -- 1.2%
  Washington Mutual, Inc.....................          110,500          5,338,531
                                                                    -------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 1.6%
  ASM Lithography Holding NV*................           92,000          6,900,000
                                                                    -------------
SOAPS/COSMETICS -- 2.1%
  Revlon, Inc. -- Class A*...................          234,100          8,960,935
                                                                    -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

SOFTWARE -- 7.7%
  BMC Software, Inc.*........................           94,400      $   4,354,200
  Electronics for Imaging, Inc.*.............          180,400          7,193,450
  McAfee Associates, Inc.*...................          128,700          5,694,975
  Parametric Technology Corp.*...............          128,700          5,807,588
  Peoplesoft, Inc.*..........................          142,400          5,696,000
  Rational Software Corp.*...................          220,000          4,537,500
                                                                    -------------
                                                                       33,283,713
                                                                    -------------
SPECIALTY CHAINS -- 1.6%
  Borders Group, Inc.*.......................          365,200          6,893,150
                                                                    -------------
SPECIALTY INSURERS -- 1.0%
  MGIC Investment Corp.......................           59,300          4,195,475
                                                                    -------------
TELECOMMUNICATIONS EQUIPMENT -- 9.2%
  ADC Telecommunications, Inc.*..............          120,000          3,225,000
  Andrew Corp.*..............................          287,700         10,393,163
  Ascend Communications, Inc.*...............           49,000          1,996,750
  Boston Technology, Inc.*...................          256,300          4,837,662
  L M Ericsson Telecommunications-Sponsored
    ADR......................................          258,400          8,737,150
  Nokia Corp.-Sponsored ADR -- Class A.......           69,300          4,036,725
  Tellabs, Inc.*.............................          176,600          6,379,675
                                                                    -------------
                                                                       39,606,125
                                                                    -------------
TELEPHONE -- 3.2%
  Nextel Communications, Inc. -- Class A*....          563,600          7,538,150
  Teleport Communications Group, Inc. --
    Class A*.................................          268,500          6,175,500
                                                                    -------------
                                                                       13,713,650
                                                                    -------------
TEXTILES -- 1.1%
  Mohawk Industries, Inc.*...................          232,900          4,861,787
                                                                    -------------
TOTAL COMMON STOCKS
  (Cost $382,398,610).........................................        402,973,314
                                                                    -------------
---------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.4%
---------------------------------------------------------------------------------
CONTAINERS -- 0.5%
  Crown Cork & Seal, Inc., 4.5%..............           40,000          1,970,000
                                                                    -------------
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

DRUGS/PHARMACEUTICALS -- 0.4%
  McKesson Corp., $2.50......................           36,300      $   1,942,050
                                                                    -------------
PIPELINES -- 0.5%
  Williams Cos, Inc., $3.50..................           20,300          2,144,188
                                                                    -------------
TOTAL PREFERRED STOCKS
  (Cost $6,012,500)...........................................          6,056,238
                                                                    -------------

                                                   PRINCIPAL
                                                     AMOUNT
---------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 2.0%
---------------------------------------------------------------------------------
COMPUTERS/OFFICE AUTOMATION -- 0.9%
  EMC Corp.,
    3.25%, 03/15/02..........................     $  3,700,000          3,792,500
                                                                    -------------
ENVIRONMENTAL SERVICES -- 0.5%
  Sanifill, Inc.,
    5.00%, 03/01/06..........................        1,437,000          2,044,133
                                                                    -------------
OILFIELD SERVICES/EQUIPMENT -- 0.6%
  Diamond Offshore Drilling, Inc. 3.75%,
    02/15/07.................................        2,500,000          2,662,500
                                                                    -------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $8,190,198)...........................................          8,499,133
                                                                    -------------
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.9%
---------------------------------------------------------------------------------
  Associates Corp. of North America 6.75%,
    04/01/97.................................       12,426,000         12,426,000
                                                                    -------------
TOTAL COMMERCIAL PAPER
  (Cost $12,426,000)..........................................
                                                                    -------------
TOTAL INVESTMENTS -- 99.3%
  (Cost $409,027,308).........................................        429,954,685
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%.................          2,819,246
                                                                    -------------
NET ASSETS -- 100.0%..........................................      $ 432,773,931
                                                                    -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INCOME & GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                                Maren Lindstrom,
                               Portfolio Manager
                                Sandra K. Durn,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Income & Growth Fund seeks to maximize total return by investing primarily in convertible and equity securities of U.S. companies.

  REVIEW AND OUTLOOK: The Income & Growth Institutional Portfolio advanced 14.4% during the Fund's fiscal year versus an 8.1% gain for the First Boston Convertible Index. Issue selection and strong gains among smaller-cap stocks early in the Fund's fiscal year contributed to its outperformance.

  The Fund is comprised primarily of convertible bonds issued by small- and mid-cap companies. Reflecting the smaller-cap nature of the convertible market, of the total number of firms issuing convertible bonds, about two-thirds have market capitalizations less than $2 billion.

  The Fund continued to deliver returns consistent with our objective of achieving asymmetrical market participation. We seek to capture approximately 70% to 80% of the upside performance of the underlying equities with only 50% or less of the downside exposure. Over the fiscal year, the Fund, up 14.4%, outperformed the Russell 2000 Index, which gained 5.1%. The Fund also participated in 71% of the gain of the S&P 500 Index, which was up 19.8% in the period.

  During the difficult environment for equities in March, triggered by the Federal Reserve Board's decision to raise short-term interest rates, the S&P 500 declined 4.1% and the Russell 2000 Index fell 4.7%. However, the Income & Growth Fund was off just 1.0% -- a participation rate of less than 25%.

  Concerns regarding the sustainability of earnings growth among a number of financial services companies prompted us to reduce our exposure in this sector on an issue-specific basis. Overall, we reduced the Fund's weighting in real estate investment trusts during the fiscal year. Simultaneously, we increased the Fund's allocation to the technology and healthcare sectors as a result of our bottom-up approach.

  Among the Fund's best-performing holdings was Ericsson, a telecommunication systems and services provider. Well positioned to profit from the expanding wireless communications market, the company has a healthy backlog of both new network builds and digital conversions for clients around the world. In addition, Ericsson continues to pursue extending its business in emerging countries such as China and India.

  We believe convertibles continue to provide investors with appreciation potential and downside protection. Looking ahead, we remain confident of our bottom-up approach and our ability to reward shareholders with long-term results and limited downside risk.

                            REPRESENTATIVE HOLDINGS

                                    Ericsson
                                 Omnicom Group
                                 Host Marriott
                                  U.S. Filter
                               Williams Companies
                               Crown Cork & Seal
                           Diamond Offshore Drilling
                                    Ahmanson
                                Alaska Air Group
                                      AES

--------------------------------------------------------------------------------

INCOME & GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE INCOME & GROWTH INSTITUTIONAL PORTFOLIO WITH THE CS FIRST BOSTON CONVERTIBLE INDEX.

                      ANNUALIZED TOTAL RETURNS
                           As of 03/31/97
 1 YEAR                       5 YEARS                          10 YEARS
 14.37%                        13.96%                           13.66%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  INCOME &          FIRST BOSTON
            GROWTH INSTITUTIONAL    CONVERTIBLE
                  PORTFOLIO            INDEX
12-31-86             $ 250,000.00    $ 250,000.00
12-31-87               242,192.20      249,438.54
12-31-88               290,338.67      282,892.46
12-31-89               372,774.53      321,822.20
12-31-90               379,633.21      299,660.78
12-31-91               525,253.10      386,904.65
12-31-92               576,920.28      454,915.53
12-31-93               733,125.90      539,287.59
12-31-94               677,475.98      513,857.47
12-31-95               828,248.30      635,736.19
12-31-96             1,002,323.52      723,744.87
03-31-97             1,016,584.65      727,499.25

This graph compares a $250,000 investment in Income & Growth Institutional Portfolio with the CS First Boston Convertible ("First Boston Convertible") Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The First Boston Convertible Index is an unmanaged market weighted index representing the universe of convertible securities whether they are convertible preferred stocks or convertible bonds.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 11.8%
----------------------------------------------------------------------------
COMPUTER/OFFICE AUTOMATION -- 0.0%
  Seagate Technology, Inc.*..................             1     $         45
                                                                ------------
GAS UTILITIES -- 0.9%
  MCN Corp...................................        41,860        1,177,313
                                                                ------------
INVESTMENT COMPANIES -- 1.0%
  Merrill 6.50% "MTG" -- Strypes.............        19,000        1,244,500
                                                                ------------
MACHINERY/EQUIPMENT -- 0.7%
  Cooper Industries, Inc.,
    6.00% WYMN (DECS)........................        51,100          932,575
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.7%
  SunAmerica, Inc. (PERCS)*..................        22,300          879,392
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 8.5%
  Bay Apartment Communities, Inc.............        38,190        1,370,066
  Cali Realty Corp...........................        44,130        1,412,160
  CenterPoint Properties Corp................        38,200        1,169,875
  Equity Residential Properties Trust........        12,100          536,938
  Kilroy Realty Corp.*.......................        21,300          567,113
  Meridian Industrial Trust, Inc.............        38,470          889,619
  Patriot American Hospitality, Inc..........        28,460          690,155
  Reckson Associates Realty Corp.............        31,930        1,472,771
  Spieker Properties, Inc....................        40,900        1,595,100
  Starwood Lodging Trust.....................        36,115        1,408,485
                                                                ------------
                                                                  11,112,282
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $12,831,606).......................................       15,346,107
                                                                ------------

----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 31.8%
----------------------------------------------------------------------------
CONTAINERS -- 1.8%
  Crown Cork & Seal, 4.50%...................        48,250        2,376,313
                                                                ------------
DRUGS/PHARMACEUTICALS -- 0.8%
  McKesson Corp., $2.50*.....................        19,600        1,048,600
                                                                ------------
ELECTRIC UTILITIES -- 2.5%
  AES Trust I, Series A, 5.375%*.............        26,520        1,289,535
  California Energy Capital Trust, 6.25%.....        27,380        1,759,165
  California Energy Capital Trust 2,
    6.25%*...................................         5,900          300,163
                                                                ------------
                                                                   3,348,863
                                                                ------------
FINANCE COMPANIES -- 2.6%
  HF Ahmanson & Company, Series D, 6.00%.....        20,465        1,575,805
  Finova Finance Trust, 5.50%................        34,680        1,812,030
                                                                ------------
                                                                   3,387,835
                                                                ------------
GAS UTILITIES -- 0.8%
  Noram Financing I, 6.25%...................        17,000        1,058,250
                                                                ------------
INTEGRATED OIL COMPANIES -- 1.5%
  Unocal Capital Trust, 6.25%................        35,455        1,923,434
                                                                ------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
LIFE INSURERS -- 1.3%
  Penncorp Financial Group, Inc., $3.50......        29,505     $  1,644,904
                                                                ------------
LODGING -- 2.1%
  Host Marriott Financial Trust, 6.75%*......        47,435        2,668,219
                                                                ------------
MEDICAL SUPPLIES -- 0.5%
  United States Surgical Corp., Series A,
    $2.20.*..................................        21,340          613,525
                                                                ------------
METALS -- 0.1%
  Coeur D'Alene Mines Corp., 7.00%...........         5,500           97,625
                                                                ------------
MULTI-LINE INSURERS -- 0.7%
  Allstate Corp., 6.7647%....................        22,300          953,325
                                                                ------------
OIL/GAS PRODUCTION -- 2.5%
  Devon Financing Trust, $3.25*..............        30,148        1,823,954
  Nuevo Financing I, Series A, 5.75%.........        10,300          495,688
  Valero Energy, $3.125*.....................        13,700          923,038
                                                                ------------
                                                                   3,242,680
                                                                ------------
OIL REFINING/MARKETING -- 1.5%
  Tosco Financing Trust, 5.75%*..............        37,100        2,008,038
                                                                ------------
OTHER CONSUMER SERVICES -- 1.0%
  SCI Finance LLC, Series A, $3.125..........        12,930        1,318,860
                                                                ------------
OTHER PRODUCTION/MANUFACTURING -- 1.2%
  Corning Delaware LP, 6.00%.................        22,130        1,568,464
                                                                ------------
PIPELINES -- 1.9%
  Williams Cos., $3.50.......................        23,095        2,465,391
                                                                ------------
RESTAURANTS -- 1.7%
  Apple South Inc., $3.50....................         9,000          492,750
  Wendy's Financing I, Series A, 5.00%.......        34,900        1,766,813
                                                                ------------
                                                                   2,259,563
                                                                ------------
SAVINGS AND LOAN/THRIFTS -- 0.6%
  Sovereign Bancorp, Inc., Series B, 6.25%...         9,610          720,750
                                                                ------------
SPECIALTY INSURERS -- 1.7%
  American Bankers Insurance, Series B,
    $3.125...................................        36,290        2,200,081
                                                                ------------
TELECOMMUNICATION EQUIPMENT -- 3.1%
  LM Ericsson Telephone, 4.25%...............       619,270        2,941,533
  Qualcomm Financial Trust, 5.75%............        20,900        1,029,325
                                                                ------------
                                                                   3,970,858
                                                                ------------
TELECOMMUNICATION SERVICES -- 0.4%
  Worldcom, Inc., 8.00%......................         6,860          538,510
                                                                ------------
TELEPHONE -- 1.5%
  Salomon, Inc. CSN (DECS), 6.25%............        32,980        1,945,820
                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $37,345,556).......................................       41,359,908
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS -- 54.3%
---------------------------------------------------------

ADVERTISING -- 2.1%
  Omnicom Group,
    4.250%, 01/03/07.........................     $2,534,000    $  2,695,543
                                                                ------------
AEROSPACE -- 1.1%
  Morgan Stanley Group, Series MTNC*
    0.000%, 09/30/00.........................     1,290,000        1,470,600
                                                                ------------
AIRLINES -- 1.1%
  Alaska Air Group,
    6.500%, 06/15/05.........................       694,000          888,320
  Continental Airlines,
    6.750%, 04/15/06.........................       430,000          547,713
                                                                ------------
                                                                   1,436,033
                                                                ------------
ALCOHOLIC BEVERAGES -- 1.0%
  Grand Metropolitan PLC Euro,
    6.500%, 01/31/00.........................     1,130,000        1,337,638
                                                                ------------
AUTOMOBILES -- 0.2%
  Volkswagen International Finance,
    3.000%, 01/24/02.........................       240,000          266,700
                                                                ------------
BROADCASTING -- 0.2%
  Telemundo Group, Inc.,
    7.000%, 02/15/06.........................       225,000          217,406
                                                                ------------
BUILDING MATERIALS -- 1.4%
  Cemex SA Euro,
    4.250%, 11/01/97.........................       830,000          811,325
  Hexcel Corp.,
    7.000%, 08/01/03.........................       755,000          999,431
                                                                ------------
                                                                   1,810,756
                                                                ------------
BUILDING MATERIAL CHAINS -- 0.8%
  Home Depot, Inc.,
    3.250%, 10/01/01.........................       985,000          992,388
                                                                ------------
CLOTHING CHAINS -- 0.9%
  Nine West Group, Inc.,
    5.500%, 07/15/03.........................     1,220,000        1,186,450
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 3.3%
  Comverse Technology, Inc.,
    5.750 10/01/06...........................     1,263,000        1,351,410
  EMC Corp.,
    3.250%, 03/15/02.........................     1,190,000        1,219,750
  HMT Technology Corp.,
    0.000%, 01/15/04.........................       958,000          832,263
  Safeguard Scientifics
    6.000%, 02/01/06.........................     1,075,000          932,563
                                                                ------------
                                                                   4,335,986
                                                                ------------
CONTRACT DRILLING -- 1.8%
  Diamond Offshore Drilling
    3.750%, 02/15/07.........................     1,927,000        2,052,255
                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

CONTRACT DRILLING (CONTINUED)

  Nabors Industries, Inc.
    5.000%, 05/15/06.........................     $ 251,000     $    317,515
                                                                ------------
                                                                   2,369,770
                                                                ------------
DRUG CHAINS -- 1.5%
  Rite-Aid Corp.*
    0.000%, 07/24/06.........................     2,729,000        1,883,010
                                                                ------------
DRUGS/PHARMACEUTICALS -- 4.0%
  Elan International Finance*
    0.000%, 10/16/12.........................     1,711,000        1,272,556
  Sandoz Capital BVI LTD.
    2.000%, 10/06/02.........................       900,000        1,048,500
  Sandoz Capital BVI LTD. Euro,
    2.000%, 10/06/02.........................     1,470,000        1,721,738
  Sepracor, Inc.
    7.000%, 12/01/02.........................       295,000           396775
  Sepracor, Inc., Euro,
    7.000%, 12/01/02.........................       582,000          782,790
                                                                ------------
                                                                   5,222,359
                                                                ------------
ELECTRIC UTILITIES -- 1.2%
  AES Corp.
    10.250%, 07/15/06........................     1,385,000        1,513,113
                                                                ------------
ELECTRONIC DATA PROCESSING -- 2.3%
  Automatic Data Process*
    0.000%, 02/20/12.........................     4,664,000        2,606,010
  National Data Corp.
    5.000%, 11/01/03.........................       392,000          375,830
                                                                ------------
                                                                   2,981,840
                                                                ------------
ELECTRONIC INSTRUMENTS -- 3.1%
  ADT Operations, Inc.*
    0.000%, 07/06/10.........................     3,093,000        2,207,629
  SCI Systems, Inc.
    5.000%, 05/01/06.........................     1,499,000        1,858,760
                                                                ------------
                                                                   4,066,389
                                                                ------------
ENVIRONMENTAL SERVICES -- 5.6%
  Sanifill, Inc.
    5.000%, 03/01/06.........................     1,088,000        1,547,680
  United Waste Systems, Inc. Note
    4.500%, 06/01/01.........................     1,060,000        1,362,100
  United Waste Systems, Inc.
    4.500%, 06/01/01.........................       540,000          693,900
  U.S. Filter Corp.
    0.000%, 12/15/01.........................     2,470,000        2,479,263
  USA Waste Services, Inc.
    4.000%, 02/01/02.........................     1,113,000        1,151,955
                                                                ------------
                                                                   7,234,898
                                                                ------------
FINANCE COMPANIES -- 0.4%
  Leasing Solutions, Inc.
    6.875%, 10/01/03.........................       530,000          482,300
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (Continued)
---------------------------------------------------------

FOOD CHAINS -- 1.0%
  Starbucks Corp.
    4.250%, 11/01/02.........................     $ 939,000     $  1,319,376
                                                                ------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 1.0%
  Empresas ICA Sociedad
    5.000%, 03/15/04.........................     1,726,000        1,311,760
                                                                ------------
LIFE INSURERS -- 1.9%
  American Travellers Corp.,
    6.500%, 10/01/05.........................       521,000        1,454,893
  Penn Treaty American Corp.,
    6.250%, 12/01/03.........................       920,000        1,036,150
                                                                ------------
                                                                   2,491,043
                                                                ------------
LODGING -- 1.9%
  Hilton Hotels Corp.
    5.000%, 05/15/06.........................     1,740,000        1,774,800
  Prime Hospitality Corp.
    7.000%, 04/15/02.........................       341,000          488,056
  Signature Resorts, Inc.
    5.750.%, 01/15/07........................       277,000          235,450
                                                                ------------
                                                                   2,498,306
                                                                ------------
MACHINERY/EQUIPMENT -- 1.7%
  Intevac, Inc.
    6.500%, 03/01/04.........................       445,000          403,838
  Thermo Electron Corp.
    4.250%, 01/03/03.........................       565,000          590,425
  Thermo Electron Corp. Euro
    4.250%, 01/03/03.........................     1,110,000        1,187,700
                                                                ------------
                                                                   2,181,963
                                                                ------------
MANAGED HEALTHCARE/HMOS -- 1.0%
  Tenet Healthcare
    6.000%, 12/01/05.........................     1,172,000        1,353,660
                                                                ------------
MEDICAL/HEALTH SERVICES -- 2.7%
  FPA Medical Management
    6.500%, 12/15/01.........................       500,000          490,625
  Phycor, Inc.
    4.500%, 02/15/03.........................     1,965,000        1,891,313
  Renal Treatment Centers, Inc.
    5.625%, 07/15/06.........................     1,202,000        1,117,860
                                                                ------------
                                                                   3,499,798
                                                                ------------
MEDICAL SUPPLIES -- 0.4%
  Morgan Stanley Group, Series MTN
    2.000%, 03/29/02.........................       557,000          569,533
                                                                ------------
OIL FIELD SERVICES/EQUIPMENT -- 2.7%
  Baker Hughes, Inc.*
    0.000%, 05/05/08.........................     2,520,000        1,962,450
  Pride Petroleum Services, Inc.
    6.250%, 02/15/06.........................       372,000          675,180
  Seacor Holdings, Inc.
    5.375%, 11/15/06.........................       883,000          927,150
                                                                ------------
                                                                   3,564,780
                                                                ------------
                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 1.3%
  CUC International, Inc.
    3.000%, 02/15/02.........................     $ 735,000     $    729,488
  National Education Corp.
    6.500%, 05/15/11.........................     1,129,000          987,875
                                                                ------------
                                                                   1,717,363
                                                                ------------
OTHER PRODUCTION/MANUFACTURING -- 2.1%
  ALFA S.A. DE C.V.
    8.000%, 09/15/00.........................     1,000,000        1,258,750
  ALFA S.A. DE C.V. Euro
    8.000%, 09/15/00.........................     1,180,000        1,485,325
                                                                ------------
                                                                   2,744,075
                                                                ------------
OTHER TRANSPORTATION -- 0.8%
  Offshore Logistic
    6.000%, 12/15/03.........................     1,000,000          981,250
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 1.8%
  Analog Devices
    3.500%, 12/01/00.........................       813,000        1,022,258
  Xilinx, Inc.
    5.250%, 11/01/02.........................     1,178,000        1,341,448
                                                                ------------
                                                                   2,363,706
                                                                ------------
SPECIALTY CHAINS -- 1.9%
  Pep Boys*
    0.000%, 09/20/11.........................     2,490,000        1,329,038
  Staples, Inc.
    4.500%, 10/01/00.........................     1,009,000        1,114,945
                                                                ------------
                                                                   2,443,983
                                                                ------------
TELEPHONE -- 0.1%
  Pricellular Wire Series B
    14.000%, 11/15/01........................       130,000          132,600
                                                                ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $66,761,391).......................................       70,676,375
                                                                ------------
----------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.4%
----------------------------------------------------------------------------
  Associates Corp.
    6.750%, 04/01/97
    (Cost $5,742,000)........................     5,742,000        5,742,000
                                                                ------------
TOTAL INVESTMENTS -- 101.9%
  (Cost $122,680,553)......................................      133,124,390
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.9%)............
                                                                  (2,472,988)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $130,651,402
                                                                ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

BALANCED GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                           Lawrence S. Speidell, CFA,
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                                 John J. Kane,
                       Partner, Senior Portfolio Manager
                               Fred S. Robertson,
                       Partner, Chief Investment Officer,
                            Fixed Income Management

  GOAL: The Nicholas-Applegate Balanced Growth Fund seeks to provide capital appreciation and current income by investing approximately 60% of total assets in equity and convertible securities primarily of U.S. companies and 40% of total assets in debt securities, money market instruments, and other short-term investments.

  REVIEW AND OUTLOOK: Early in the Fund's fiscal year, outperformance among smaller-cap growth stocks contributed to solid gains. However, after a summer sell-off in the technology sector, cautious investors began to favor larger-cap, more liquid stocks. Consequently, the same factors which contributed to the Fund's strong results early in the fiscal year negatively impacted returns in the more recent quarters.

  During the 12-month period ending March 31, 1997, the Fund gained 7.5% while the Balanced Index, comprised of 60% of the S&P 500 Index and 40% of the Lehman Government/Corporate Index, rose 13.6%.

  Investors' preference for a narrow group of large-cap, value-oriented stocks was the primary reason for the S&P 500 Index's strong performance during the period.

  Overweighting within the technology sector relative to the benchmark, as well as stock selection within the retail trade, financial services, and energy sectors, contributed to the Fund's gains. Disappointing returns within the consumer services and consumer non-durables sectors, along with the Fund's healthcare weighting, negatively impacted returns.

  For much of the fiscal year, mixed data regarding the strength and direction of the economy prompted interest rates to alternately rise and fall. In this environment, bond returns were restrained. The Federal Reserve Board raised short-term interest rates in late March, citing persisting economic strength as the reason for its preemptive action. The Fed's move prompted a quarter-end sell-off.

  Our long-term outlook for bonds remains positive. However, with little slack in the U.S. economy, short periods of accelerating economic activity may prompt the Federal Reserve Board to raise rates again. As a result, we believe the risk that interest rates may rise further before they fall makes a neutral, near-term stance on interest rates appropriate.

  We are optimistic that the combination of our disciplined approach to selecting dynamic growth stocks and the diversification benefits of purchasing various fixed income securities, including U.S. Treasuries, mortgage securities, and corporate and asset-backed securities, will continue to deliver solid long-term returns.

                            REPRESENTATIVE HOLDINGS

                   United States Treasury Note 7.500 5-15-02
                   United States Treasury Note 7.000 7-15-06
                   United States Treasury Note 6.250 8-31-00
                      Advanced Micro Devices 11.000 8-1-03
                                 Dell Computer
                                      TJX
                                     Intel
                                 Miller Herman
                                 Jabil Circuit
                            Burlington Coat Factory

--------------------------------------------------------------------------------

BALANCED GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE BALANCED GROWTH INSTITUTIONAL PORTFOLIO WITH A MODEL INDEX CONSISTING OF 60% S&P 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/97                         SINCE
 1 YEAR                            3 YEARS                           INCEPTION
  7.46%                             10.92%                             7.49%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BALANCED GROWTH
                INSTITUTIONAL
                  PORTFOLIO          BALANCED 60/40 INDEX
09-30-93              $ 250,000.00            $ 250,000.00
12-31-93                242,780.00              253,187.41
03-31-94                235,857.76              244,253.39
06-30-94                224,276.36              243,688.82
09-30-94                235,449.76              251,327.67
12-31-94                231,594.88              251,732.94
03-31-95                246,605.66              271,448.75
06-30-95                270,814.50              294,027.63
09-30-95                292,723.78              310,269.58
12-31-95                288,577.37              327,298.65
03-31-96                299,511.83              334,617.52
06-30-96                317,756.71              344,237.69
09-30-96                329,813.21              353,229.61
12-31-96                338,809.17              375,249.72
03-31-97                321,868.70              380,105.86

This graph compares a $250,000 investment in the Balanced Growth Institutional Portfolio with a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Bond Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 57.3%
----------------------------------------------------------------------------
AIRLINES -- 0.6%
  Delta Airlines, Inc........................         1,800     $    151,425
                                                                ------------
APPAREL -- 0.6%
  Fruit of the Loom, Inc.*...................         3,500          145,250
                                                                ------------
AUTOMOBILES -- 0.4%
  Chrysler Corp..............................         3,200           96,000
                                                                ------------
AUTOMOTIVE EQUIPMENT -- 0.7%
  SPX Corp.*.................................         4,000          181,500
                                                                ------------
BIOTECHNOLOGY -- 0.3%
  Quintiles Transnational Corp.*.............         1,400           75,425
                                                                ------------
BUILDING MATERIALS -- 0.7%
  Apogee Enterprises, Inc....................         7,200          142,200
  Eagle Hardware and Garden, Inc.*...........         1,200           22,854
                                                                ------------
                                                                     165,054
                                                                ------------
CATALOG/OUTLET STORES -- 1.2%
  CDW Computer Centers, Inc.*................         2,500          112,656
  Lands' End, Inc.*..........................         7,300          193,450
                                                                ------------
                                                                     306,106
                                                                ------------
CHEMICALS -- 0.7%
  Cytec Industries, Inc.*....................         4,400          166,650
                                                                ------------
CLOTHING CHAINS -- 2.9%
  Burlington Coat Factory*...................         8,900          160,200
  Ross Stores, Inc...........................        14,400          365,400
  TJX Companies..............................         4,600          196,650
                                                                ------------
                                                                     722,250
                                                                ------------
COAL MINING -- 0.8%
  Zeigler Coal Holding Co....................         7,900          187,625
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 6.5%
  Cisco Systems, Inc.*.......................         2,200          105,875
  Compaq Computer Corp.*.....................         2,300          176,237
  Dell Computer Corp.*.......................         3,800          256,975
  EMC Corp.*.................................         4,400          156,200
  Gateway 2000, Inc.*........................         3,200          164,000
  Quantum Corp.*.............................         3,500          135,188
  Seagate Technology, Inc.*..................         3,500          157,063
  Storage Technology Corp.*..................         3,900          153,075
  Western Digital Corp.*.....................         5,500          311,438
                                                                ------------
                                                                   1,616,051
                                                                ------------
CONTRACT DRILLING -- 2.2%
  Cliff's Drilling Co.*......................         2,200          130,625
  Global Marine, Inc.*.......................        11,100          238,650
  Marine Drilling, Cos., Inc.*...............        10,700          189,925
                                                                ------------
                                                                     559,200
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 1.4%
  Mac Frugals Bargains Close-Outs, Inc.*.....         6,800          180,200

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

DEPARTMENT/DISCOUNT STORES (CONTINUED)

  Woolworth Corp.*...........................         7,400     $    172,975
                                                                ------------
                                                                     353,175
                                                                ------------
DRUGS/PHARMACEUTICALS -- 1.1%
  Dura Phamaceuticals, Inc.*.................         5,600          200,200
  Jones Medical Industries, Inc..............         2,650           63,600
                                                                ------------
                                                                     263,800
                                                                ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.2%
  American Power Conversion Corp.*...........         6,800          147,050
  Dynatech Corp.*............................         4,800          144,000
                                                                ------------
                                                                     291,050
                                                                ------------
FINANCE COMPANIES -- 2.7%
  Aames Financial Corp.......................         2,100           42,525
  Green Tree Financial Corp..................         4,700          158,625
  Imperial Credit Industries, Inc.*..........         7,900          158,988
  MBNA Corp..................................         4,800          133,800
  Student Loan Marketing Association.........         1,800          171,450
                                                                ------------
                                                                     665,388
                                                                ------------
GROCERY PRODUCTS -- 0.7%
  Interstate Bakeries Corp...................         3,800          179,550
                                                                ------------
HOME FURNISHINGS -- 1.6%
  Bed Bath & Beyond, Inc.*...................         1,500           36,281
  Ethan Allen Interiors, Inc.................         4,400          191,400
  Furniture Brands International, Inc.*......        11,200          168,000
                                                                ------------
                                                                     395,681
                                                                ------------
HOSPITALS -- 0.7%
  Health Management Associates, Inc. -- Class
    A*.......................................         1,700           40,375
  Healthsouth Corp.*.........................         7,000          133,875
                                                                ------------
                                                                     174,250
                                                                ------------
INVESTMENT COMPANIES -- 0.5%
  Bear Stearns Co............................         4,520          118,650
                                                                ------------
LIFE INSURERS -- 1.1%
  Conseco, Inc...............................         7,500          267,187
                                                                ------------
LODGING -- 0.6%
  HFS, Inc.*.................................         2,700          158,963
                                                                ------------
MANAGED HEALTHCARE -- 1.1%
  Oxford Health Plans, Inc.*.................         4,600          269,675
                                                                ------------
MEDICAL SUPPLIES -- 0.2%
  Guidant Corp...............................           900           55,350
                                                                ------------
MONEY CENTER BANKS -- 0.6%
  North Fork Bancorporation, Inc.............         4,200          151,725
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 3.1%
  Camco International, Inc...................         4,700          206,800
  Cooper Cameron Corp.*......................         2,200          150,700
  Rowan Cos., Inc.*..........................         7,800          176,475
  Tidewater, Inc.............................         2,200          101,200

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT (CONTINUED)

  Varco International, Inc.*.................         5,900     $    147,500
                                                                ------------
                                                                     782,675
                                                                ------------
OIL/GAS PRODUCTION -- 0.5%
  Swift Energy Co.*..........................         5,500          129,938
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 0.6%
  Corrections Corp. of America*..............         3,500           84,875
  Robert Half International, Inc.*...........         1,600           55,800
                                                                ------------
                                                                     140,675
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.9%
  Sunamerica, Inc............................         5,800          218,225
                                                                ------------
OTHER HEALTH SERVICES -- 0.7%
  HBO & Company..............................         3,600          171,000
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 1.2%
  BMC Industries, Inc........................         3,400           96,050
  Miller Herman, Inc.........................         2,900          197,925
                                                                ------------
                                                                     293,975
                                                                ------------
PAPER -- 0.8%
  Fort Howard Corp.*.........................         6,400          199,200
                                                                ------------
PROPERTY-CASUALTY INSURANCE -- 1.3%
  Lowes Corp.................................         1,900          168,863
  Orion Capital Corp.........................         2,700          166,725
                                                                ------------
                                                                     335,588
                                                                ------------
PUBLISHING -- 0.8%
  Central Newspapers, Inc....................         3,000          150,375
  Gartner Group, Inc.*.......................         1,700           36,762
                                                                ------------
                                                                     187,137
                                                                ------------
REGIONAL/COMMERCIAL BANKS -- 0.5%
  Star Banc Corp.............................         3,400          135,575
                                                                ------------
SAVINGS & LOAN ASSOCIATIONS -- 1.6%
  Charter One Financial, Inc.................         3,730          163,654
  Greenpoint Financial Corp..................         4,600          236,900
                                                                ------------
                                                                     400,554
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 2.3%
  Intel Corp.................................         1,500          208,688
  Jabil Circuit, Inc.*.......................         3,700          166,731
  Vitesse Semiconductor Corp.*...............         7,650          211,331
                                                                ------------
                                                                     586,750
                                                                ------------
SOAPS/COSMETICS -- 1.2%
  Amway Asia Pacific, LTD....................         4,400          165,550
  Herbalife International, Inc...............         7,900          143,188
                                                                ------------
                                                                     308,738
                                                                ------------
SOFTWARE -- 6.9%
  Aspen Technology, Inc.*....................         3,000           81,750
  BMC Software, Inc.*........................         5,400          249,075
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

SOFTWARE (CONTINUED)

  Cadence Design System, Inc.*...............         5,100     $    175,312
  Compuware Corp.*...........................         4,300          269,825
  Keane, Inc.*...............................         4,400          144,650
  McAfee Associations, Inc.*.................         6,300          278,775
  Microsoft Corp.*...........................         1,600          146,700
  Parametric Technology Co.*.................         3,600          162,450
  Peoplesoft, Inc.*..........................         5,400          216,000
                                                                ------------
                                                                   1,724,537
                                                                ------------
SPECIALTY CHAINS -- 0.3%
  Gap, Inc...................................         2,000           67,000
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 2.6%
  ADC Telecommunications, Inc.*..............         4,900          131,687
  Ascend Communications, Inc.*...............         5,200          211,900
  Pairgain Technologies, Inc.*...............         6,000          177,750
  Tellabs, Inc.*.............................         3,800          137,275
                                                                ------------
                                                                     658,612
                                                                ------------
TEXTILES -- 0.5%
  Carlisle Cos, Inc..........................         4,500          131,625
                                                                ------------
WHOLESALE DISTRIBUTION -- 0.3%
  Tech Data Corp.*...........................         3,000           72,375
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $12,268,906).......................................       14,261,159
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT
----------------------------------------------------------------------------
CORPORATE BONDS -- 26.0%
----------------------------------------------------------------------------
AIRLINES -- 0.8%
  US Air, Inc.
    10.00%, 07/01/03.........................     $ 200,000          201,750
                                                                ------------
BEVERAGES/SOFT DRINKS -- 4.0%
  Pepsi-Gemex SA
    9.75%, 03/30/04..........................     1,000,000          995,000
                                                                ------------
BROADCASTING -- 0.3%
  Telemundo Group, Inc.
    7.000%, 02/15/06.........................        75,000           74,250
                                                                ------------
CONTRACT DRILLING -- 0.3%
  Cliffs Drilling Co. Series B
    10.250%, 05/15/03........................        80,000           83,600
                                                                ------------
ELECTRONIC INSTRUMENTS -- 0.8%
  Electronic Retailing Systems*
    13.25%, 02/01/04.........................       300,000          205,125
                                                                ------------
ENTERTAINMENT -- 4.8%
  AMC Entertainment
    9.5%, 03/15/09...........................       450,000          445,500
  United Artists
    11.5%, 05/01/02..........................       725,000          756,719
                                                                ------------
                                                                   1,202,219
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

FINANCE COMPANIES -- 1.3%
  Americredit Corp., Series A
    9.25%, 02/01/04..........................     $ 200,000     $    195,000
  Ocwen Financial Corp.
    11.875%, 10/01/03........................       125,000          138,750
                                                                ------------
                                                                     333,750
                                                                ------------
GROCERY PRODUCTS -- 1.1%
  Curtice-Burns Foods, Inc.
    Senior Subordinated Note
    12.25%, 02/01/05.........................        50,000           53,250
  Fage Dairy Industries, Series A
    9.0%, 02/01/07...........................       225,000          218,250
                                                                ------------
                                                                     271,500
                                                                ------------
LEISURE/GAMING -- 2.4%
  Casino Magic
    13.00%, 08/15/03.........................       335,000          324,950
  Majestic Star Casino
    12.750%, 05/15/03........................       250,000          271,875
                                                                ------------
                                                                     596,825
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.5%
  ESAT Holdings, LTD*
    12.5%, 02/01/07..........................       225,000          124,875
                                                                ------------
RESTAURANTS -- 1.4%
  Foodmaker, Inc.
    9.25%, 03/01/99..........................       100,000          101,000
  Rally's Hamburgers, Inc.
    9.875%, 06/15/00.........................       250,000          236,563
                                                                ------------
                                                                     337,563
                                                                ------------
SEMICONDUCTORS/ELEC. COMP. -- 4.0%
  Advanced Micro Devices
    11.00%, 08/01/03.........................       900,000          987,750
                                                                ------------
SOAPS/COSMETICS -- 0.7%
  Revlon Worldwide, Series B*
    Zero Coupon, 3/15/98.....................       175,000          164,500
                                                                ------------
SPECIALTY CHAINS -- 0.3%
  CompUSA, Inc.
    9.500%, 06/15/00.........................        75,000           75,937
                                                                ------------
                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.3%
  Echostar Communications*
    Step-up, 06/01/04........................     $ 125,000     $    105,000
  Optel, Inc.
    13.00%, 02/15/05.........................       225,000          215,438
                                                                ------------
                                                                     320,438
                                                                ------------
TELEPHONE -- 2.0%
  Nextel Communications*
    11.5%, 09/01/03..........................        75,000           58,688
  Paging Network, Inc.
    10.00%, 10/15/08.........................       250,000          225,000
  PriceCellular Wire Series B*
    14.000%, 11/15/01........................       200,000          204,000
                                                                ------------
                                                                     487,688
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $6,324,643)........................................        6,462,770
                                                                ------------
----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 15.0%
----------------------------------------------------------------------------
  U.S.Treasury Notes
    6.250%, 08/31/00.........................     1,000,000          988,178
    7.500%, 11/15/01.........................       700,000          720,467
    7.500%, 05/15/02.........................     1,000,000        1,031,910
    7.000%, 07/15/06.........................     1,000,000        1,003,230
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,898,393)........................................        3,743,785
                                                                ------------

----------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.5%
----------------------------------------------------------------------------
  Associates Corp.
    6.75%, 04/01/97
    (Cost $860,000)..........................       860,000          860,000
                                                                ------------
TOTAL INVESTMENTS -- 101.3%
  (Cost $23,351,942).......................................       25,327,714
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.3%)............         (315,744)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $ 25,011,970
                                                                ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

VALUE FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                           Lawrence S. Speidell, CFA,
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                                 John J. Kane,
               Partner, Senior Portfolio Manager, U.S. Systematic
                                Mark Stuckelman,
                       Portfolio Manager, U.S. Systematic

  GOAL: The Nicholas-Applegate Value Fund seeks to provide total return through long-term capital appreciation plus dividend income. Holdings reflect a diversified portfolio comprised predominantly of U.S. companies with larger market capitalizations.

  REVIEW AND OUTLOOK: Record levels of mutual fund inflows and a positive economic climate helped drive larger-capitalization stocks higher as major market indexes hit all-time highs between the Fund's inception date on May 1, 1996 and March 31, 1997.

  As of June-end 1996, mutual fund flows exceeded $128 billion, which was the full-year rate set in 1995. Fears of an imminent Federal Reserve Board tightening dissipated as economic growth, measured by gross domestic product, dropped to an estimated 2.2% in the quarter ended September 30th from 4.7% the previous quarter.

  Amid this favorable environment, the Nicholas-Applegate Value Fund delivered solid gains, climbing 26.8% between its inception on May 1, 1996 to March 31, 1997. The Fund outperformed the S&P 500 Index, which was up 18.1%, and the Russell 1000 Value Index, which was up 17.6%.

  In managing the Fund, we initially identify purchase candidates exhibiting typical value characteristics such as low price-to-book ratio from a universe of larger-cap U.S. stocks. From this subset, we select holdings meeting our investment criteria of positive fundamental change, sustainability, and timeliness.

  Holdings in the technology sector contributed significantly to the Fund's outperformance during the period. Computer-related companies such as Western Digital and Intel were among the best performing stocks in the Fund. Despite a wave of selling pressure that dragged technology stocks lower in the most recent quarter, larger-cap technology shares still finished the fiscal year on a positive note.

  Fund holdings retain both attractive valuations and strong earnings growth rates. As of March-end, the P/E ratio for holdings in the Nicholas-Applegate Value Fund was 13 versus 16 for the S&P 500 Index.

  We continue to find stocks with attractive P/E ratios and the potential for strong earnings growth. We are confident that strict adherence to our objectives and our bottom-up stock selection approach should continue to reward shareholders with long-term capital appreciation.

                            REPRESENTATIVE HOLDINGS

                                  Caterpillar
                                 Marathon Group
                                 First Chicago
                             US West Communications
                                     Intel
                                 Dell Computers
                                 Delta Airlines
                            Inland Steel Industries
                              Columbia Gas Systems
                                Travelers' Group

--------------------------------------------------------------------------------

VALUE INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE VALUE INSTITUTIONAL PORTFOLIO WITH THE S&P/BARRA INDEX.

                         TOTAL RETURNS SINCE INCEPTION
                                 As of 03/31/97
                                     26.77%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             VALUE INSTITUTIONAL    S&P/BARRA
                  PORTFOLIO           INDEX
01-May-96             $250000.00     $250000.00
31-May-96             256,600.00     253,775.00
30-Jun-96             263,799.99     252,556.88
30-Jul-96             257,599.98     241,898.98
30-Aug-96             264,799.98     248,575.39
30-Sep-96             278,799.98     259,214.42
30-Oct-96             288,599.96     267,975.87
30-Nov-96             311,580.72     288,476.02
30-Dec-96             310,622.01     283,745.01
30-Jan-97             327,247.44     296,825.66
28-Feb-97             331,245.94     298,992.48
30-Mar-97             316,935.45     288,766.94

This graph compares a $250,000 investment in the Value Institutional Portfolio with the S&P/BARRA Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The S&P 500/BARRA Value Index is an unmanaged index containing those securities within the S&P 500 with low price to book ratios. The S&P 500 Index containing 500 industrial, transportation, utility and financial companies and is considered to be generally representative of the U.S. stock market.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
VALUE FUND

                                                    NUMBER
                                                   OF SHARES          VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 98.3%
-------------------------------------------------------------------------------
AEROSPACE -- 1.7%
  Northrop Grumman Corp......................            700       $     52,938
                                                                   ------------
AIRLINES -- 1.6%
  AMR Corp...................................            600             49,500
                                                                   ------------
AUTOMOBILES -- 3.8%
  Chrysler Corp..............................          2,500             75,000
  General Motors Corp........................            800             44,300
                                                                   ------------
                                                                        119,300
                                                                   ------------
BEVERAGES/SOFT DRINKS -- 1.0%
  Coca-Cola Co...............................            600             33,525
                                                                   ------------
BUILDING MATERIALS -- 1.2%
  Southdown, Inc.............................          1,100             37,675
                                                                   ------------
CHEMICALS -- 3.0%
  Dow Chemical Co............................            800             64,000
  Rohm & Haas Co.............................            400             29,950
                                                                   ------------
                                                                         93,950
                                                                   ------------
COMPUTER/OFFICE AUTOMATION -- 8.5%
  Compaq Computer Corp.......................            800             61,300
  Dell Computer Corp.........................          1,000             67,625
  E M C Corp. Mass...........................          1,200             42,600
  Moore LTD..................................          2,000             40,000
  Western Digital Corp.......................            900             50,963
                                                                   ------------
                                                                        262,488
                                                                   ------------
DEPT/DISCOUNT STORES -- 2.3%
  Dayton Hudson Corp.........................          1,700             70,975
                                                                   ------------
DRUGS/PHARMACEUTICALS -- 5.8%
  American Home Products Corp................          1,000             60,000
  Bristol-Myers Squibb Co....................            600             35,400
  Merck & Co., Inc...........................            400             33,700
  Schering-Plough Corp.......................            700             50,925
                                                                   ------------
                                                                        180,025
                                                                   ------------
ELECTRIC UTILITIES -- 5.0%
  Central Hudson Gas & Electric..............          1,300             42,737
  Consolidated Edison Co.....................          1,600             48,000
  Edison International.......................          1,400             31,500
  Entergy Corp...............................          1,300             31,850
                                                                   ------------
                                                                        154,087
                                                                   ------------
FINANCE COMPANIES -- 1.1%
  Fannie Mae.................................            900             32,512
                                                                   ------------
GROCERY PRODUCTS -- 3.7%
  ConAgra, Inc...............................            400             21,700
  Philip Morris Cos., Inc....................            800             91,300
                                                                   ------------
                                                                        113,000
                                                                   ------------
HOME FURNISHINGS -- 1.4%
  Kimball International, Inc. Class B........          1,100             41,800
                                                                   ------------

                                                    NUMBER
                                                   OF SHARES          VALUE
-------------------------------------------------------------------------------
HOME BUILDING -- 1.9%
  Continental Homes Holding Corp.............          1,500       $     24,937
  US Home Corp...............................          1,300             32,988
                                                                   ------------
                                                                         57,925
                                                                   ------------
INTEGRATED OIL COMPANIES -- 4.7%
  Exxon Corp.................................            600             64,650
  Phillips Petroleum Co......................          2,000             81,750
                                                                   ------------
                                                                        146,400
                                                                   ------------
INVESTMENT COMPANIES -- 2.9%
  Bear Stearns Cos., Inc.....................          1,470             38,587
  Salomon, Inc...............................          1,000             49,875
                                                                   ------------
                                                                         88,462
                                                                   ------------
LEISURE/GAMING -- 0.8%
  International Game Technology..............          1,500             24,187
                                                                   ------------
MACHINERY/EQUIPMENT -- 4.1%
  Caterpillar, Inc...........................          1,100             88,275
  Robbins & Myers, Inc.......................          1,400             37,100
                                                                   ------------
                                                                        125,375
                                                                   ------------
MEDICAL SUPPLIES -- 0.7%
  Becton Dickinson & Co......................            500             22,500
                                                                   ------------
METALS -- 4.9%
  Asarco, Inc................................          1,600             45,000
  Inland Steel Industries, Inc...............          1,500             29,250
  LTV Corp...................................          2,400             30,300
  Timken Co..................................            900             48,150
                                                                   ------------
                                                                        152,700
                                                                   ------------
MONEY-CENTER BANKS -- 5.6%
  Bankers Trust New York Corp................            600             49,200
  Chase Manhattan Corp.......................            400             37,450
  Southtrust Corp............................          2,400             86,700
                                                                   ------------
                                                                        173,350
                                                                   ------------
INSURANCE BROKERS/SERVICES -- 0.5%
  Sunamerica Inc.............................            400             15,050
                                                                   ------------
MULTI-LINE INSURERS -- 6.7%
  Cigna Corp.................................            500             73,062
  Providian Corp.............................          1,200             64,200
  Travelers Group............................          1,466             70,185
                                                                   ------------
                                                                        207,447
                                                                   ------------
OIL/GAS PRODUCTION -- 4.2%
  Atlantic Richfield Co......................            200             27,000
  USX Marathon Group.........................          3,700            103,138
                                                                   ------------
                                                                        130,138
                                                                   ------------
OTHER PRODUCERS/MANUFACTURING -- 1.3%
  General Electric Co........................            400             39,700
                                                                   ------------
PIPELINES -- 1.5%
  Columbia Gas System........................            800             46,300
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                    NUMBER
                                                   OF SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS -- 98.3% (Continued)
---------------------------------------------------------

PROPERTY-CASUALTY INSURERS -- 2.8%
  First American Financial Corp..............          1,300       $     48,425
  Orion Capital Corp.........................            600             37,050
                                                                   ------------
                                                                         85,475
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS -- 3.2%
  Public Storage, Inc........................          1,300             37,700
  Reckson Associates Realty Corp.............          1,300             59,963
                                                                   ------------
                                                                         97,663
                                                                   ------------
REGIONAL BANKS -- 2.8%
  First Chicago NBD Corp.....................          1,600             86,600
                                                                   ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 3.1%
  Intel Corp.................................            700             97,344
                                                                   ------------
                                                    NUMBER
                                                   OF SHARES          VALUE
-------------------------------------------------------------------------------
SOFTWARE -- 1.2%
  Microsoft Corp.............................            400       $     36,675
                                                                   ------------
TELEPHONE -- 5.3%
  Bell Atlantic Corp.........................            600             36,525
  Telefonica de Espana-Sponsored ADR.........            800             57,400
  U S West Communications Group..............          2,100             71,400
                                                                   ------------
                                                                        165,325
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $2,800,415)..........................................         3,040,391
                                                                   ------------
TOTAL INVESTMENTS -- 98.3%
  (Cost $2,800,415)..........................................         3,040,391
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.7%................            51,042
                                                                   ------------
NET ASSETS -- 100.0%.........................................      $  3,091,433
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                             Jack C. Marshall, Jr.,
                       Partner, Chief Investment Officer,
                        Institutional Equity Management
                              Andrew B. Gallagher,
                               Portfolio Manager
                                Maren Lindstrom,
                               Portfolio Manager
                              Thomas J. Sullivan,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies generally over $3 billion in market capitalization.

  REVIEW AND OUTLOOK: Between its inception on December 27, 1996 and March 31, 1997, the Fund advanced 4.0%. By comparison, the S&P 500 Index climbed 0.7% over the same period.

  For much of the first quarter, larger-cap stocks led the U.S. equity market's climb to record highs as investors exhibited a preference for a select group of highly liquid stocks.

  The market's narrow advance created a difficult environment for active portfolio managers. Just 8% of mutual funds matched the performance of the S&P 500 Index in the first quarter. In spite of this challenging market environment, the Fund delivered better-than-benchmark results.

  Stock selection and the Fund's overweighted position among technology stocks relative to the S&P 500 were the primary contributors to its outperformance in the period.

  Holdings in the energy sector also positively impacted performance. For example, Diamond Offshore Drilling, benefited from increasing demand for offshore drilling fueled by rising energy prices. With limited offshore drilling services available, the company enjoyed an advantageous pricing position.

  Our approach to the larger-cap segment of the market reflects our extension of the same bottom-up, growth-oriented investment philosophy we have applied firmwide since our inception. We seek companies exhibiting the following characteristics: positive fundamental change; sustainability of improvement; and timeliness of investment.

  We remain confident the consistent application of our philosophy will generate favorable long-term returns for our shareholders.

                            REPRESENTATIVE HOLDINGS

                           Diamond Offshore Drilling
                                Delta Air Lines
                              Ensco International
                                    Monsanto
                               Tyco International
                                    Qualcomm
                                    Ericsson
                                American Express
                                 Dayton Hudson
                                     Boeing

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                 NUMBER
                                               OF SHARES       VALUE
------------------------------------------------------------------------
COMMON STOCKS -- 98.9%
------------------------------------------------------------------------
AEROSPACE -- 1.5%
  Honeywell, Inc.............................        300    $     20,362
                                                            ------------
AIRLINES -- 3.2%
  Delta Air Lines, Inc.......................        500          42,062
                                                            ------------
APPAREL -- 1.0%
  Nike Inc., Class B.........................        200          12,400
                                                            ------------
BUILDING MATERIALS -- 1.7%
  Sherwin Williams Co........................        800          21,600
                                                            ------------
CHEMICALS -- 3.2%
  Monsanto Co................................      1,100          42,199
                                                            ------------
CONTAINERS -- 2.8%
  Crown Cork & Seal Co., Inc.................        700          36,137
                                                            ------------
DEPARTMENT/DISCOUNT STORES -- 8.6%
  Costco Companies, Inc......................      1,300          35,912
  Federated Dept. Stores.....................      1,200          40,074
  Dayton Hudson Corp.........................        900          37,575
                                                            ------------
                                                                 113,561
                                                            ------------
DRUGS/PHARMACEUTICALS -- 3.7%
  Cardinal Health, Inc.......................        600          32,625
  Pfizer Inc.................................        200          16,825
                                                            ------------
                                                                  49,450
                                                            ------------
ENVIRONMENTAL SERVICES -- 5.3%
  Republic Industries, Inc...................        900          31,219
  USA Waste Services, Inc....................      1,100          39,050
                                                            ------------
                                                                  70,269
                                                            ------------
FINANCE COMPANIES -- 5.1%
  American Express Co........................        700          42,006
  Associate First Capital Corp. Class A......        600          25,800
                                                            ------------
                                                                  67,806
                                                            ------------
FOOD CHAINS -- 3.1%
  Kroger Co..................................        800          40,600
                                                            ------------
HOSPITALS -- 6.4%
  Columbia HCA Healthcare Corp...............        400          13,450
  Healthsouth Corp...........................      1,800          34,425
  Tenet Healthcare Corp......................      1,500          36,938
                                                            ------------
                                                                  84,813
                                                            ------------
MANAGED HEALTH CARE/HMO'S/PPO'S -- 2.9%
  United Healthcare Corp.....................        800          38,456
                                                            ------------
MEDICAL SUPPLIES -- 1.4%
  Boston Scientific Corp.....................        300          18,525
                                                            ------------
OIL REFINING/MARKETING -- 2.6%
  Tosco Corp.................................      1,200          34,200
                                                            ------------
OILFIELD SERVICES/EQUIPMENT -- 3.4%
  Diamond Offshore Drilling, Inc.............        300          20,550
  ENSCO International, Inc...................        500          24,625
                                                            ------------
                                                                  45,175
                                                            ------------

                                                 NUMBER
                                               OF SHARES       VALUE
------------------------------------------------------------------------
OTHER FINANCIAL SERVICES -- 2.2%
  Nationwide Financial Services, Inc. Class
    A........................................      1,100    $     28,325
                                                            ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 2.9%
  HBO & Co...................................        800          38,000
                                                            ------------
OTHER PRODUCERS/MANUFACTURING -- 5.2%
  Boeing Co..................................        300          29,588
  Tyco International.........................        700          38,500
                                                            ------------
                                                                  68,088
                                                            ------------
PIPELINES -- 2.5%
  Williams Companies, Inc....................        750          33,375
                                                            ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 8.1%
  Advanced Micro Devices, Inc................        700          29,050
  Altera Corp................................        500          21,500
  LSI Logic Corp.............................        800          27,800
  Micron Technology, Inc.....................        700          28,350
                                                            ------------
                                                                 106,700
                                                            ------------
SOFTWARE -- 5.5%
  BMC Software, Inc..........................        400          18,450
  Parametric Technology Co...................        300          13,537
  Peoplesoft, Inc............................      1,000          40,000
                                                            ------------
                                                                  71,987
                                                            ------------
TELECOMMUNICATIONS EQUIPMENT -- 11.0%
  Ascend Communications, Inc.................        800          32,600
  Ericsson (LM) Tel-Sp ADR Class B...........      1,000          33,813
  Nokia Corp.-Sponsored ADR Class A..........        700          40,775
  QUALCOMM, Inc..............................        700          39,463
                                                            ------------
                                                                 146,651
                                                            ------------
TELECOMMUNICATIONS SERVICES -- 5.6%
  Nextel Communications Inc. Class A.........      3,000          40,524
  Worldcom, Inc..............................      1,500          33,000
                                                            ------------
                                                                  73,524
                                                            ------------
TOTAL COMMON STOCKS
  (Cost $1,340,005)......................................      1,304,265
                                                            ------------
                                               PRINCIPAL
                                                 AMOUNT
------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.3%
------------------------------------------------------------------------
  J.P. Morgan & Co., Inc. $176,000 at 6.25%,
    (Agreement dated 03/31/97; to be
    repurchased at $176,030.56 on 04/01/97;
    collateralized by $185,000 United States
    Treasury Notes, 7.125% due 04/30/26)
    (Value $189,342) (Cost $176,000).........  $ 176,000         176,000
                                                            ------------
TOTAL INVESTMENTS -- 112.2%
  (Cost $1,516,005)......................................      1,480,265
LIABILITIES IN EXCESS OF OTHER ASSETS -- (12.2%).........       (161,107)
                                                            ------------
NET ASSETS -- 100%.......................................   $  1,319,158
                                                            ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                           Lawrence S. Speidell, CFA,
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                                Pedro V. Marcal,
                            Senior Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager
                                Aaron M. Harris,
                               Portfolio Manager
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager

  GOAL: The Nicholas-Applegate Emerging Countries Fund seeks to provide long-term capital appreciation by investing in companies in developing countries around the world.

  REVIEW AND OUTLOOK: The Nicholas-Applegate Emerging Countries Fund delivered solid results on the strength of our stock selection in some of the fastest growing markets around the world.

  During the fiscal year, the Fund was up 25.5% versus an 8.3% gain for the MSCI Emerging Markets Free Index. Indicative of our ability to find top-performing stocks even in weaker-performing countries, the Fund's holdings in Thailand gained approximately 17% in 1996 while the overall Thai market fell more than 36%.

  Leaders of the world's emerging countries are actively pursuing market reforms, deregulating their economies, and inviting greater foreign investment. As a result, a wealth of opportunities are being generated. Amid this dynamic global environment, our holdings in Russia, China, and Latin America were especially strong performers during the fiscal year.

  In Asia, many export-dependent economies were negatively impacted by slowing consumption in Europe and Japan. Still, we identified a number of Asian companies capitalizing on change, including ASE Test Limited, a Taiwan-based provider of integrated circuit testing services, and Guangnan Holdings, the sole distributor of live and fresh foodstuffs in Hong Kong. Expanding its operations to include food distribution in China and the development of a supermarket chain, Guangnan is poised to benefit from increasing demand for imported foods.

  Solid gains among Latin American holdings were also a significant source of outperformance for the Fund during the period. For example, stock selection in Brazil, specifically Telecomunicacoes Brasileires, one of the Fund's top performers, was a positive contributor to the Fund's gains.

  We remain optimistic regarding the outlook for emerging countries. Rapid growth in these regions, combined with Nicholas-Applegate's bottom-up stock selection process, creates promising opportunities for long-term appreciation.

                            REPRESENTATIVE HOLDINGS

                      Telecomunicacoes Brasileires, Brazil
                        De Beers Centenary, South Africa
                           Hindalco Industries, India
                           United Engineers, Malaysia
          Corporacion Interamericana de Entretenimiento (CIE), Mexico
                                 Pliva, Croatia
                           Vina Concha Y Toro, Chile
                                ASE Test, Taiwan
                               Siderar, Argentina
                          Guangnan Holdings, Hong Kong

--------------------------------------------------------------------------------

EMERGING COUNTRIES INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING COUNTRIES INSTITUTIONAL PORTFOLIO WITH THE IFC INVESTABLE INDEX AND THE MSCI EMERGING MARKETS FREE INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 25.48%                         As of 03/31/97                        15.97%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               EMERGING COUNTRIES    IFC INVESTABLE      MSCI EMF
                   PORTFOLIO
                 INSTITUTIONAL            INDEX           INDEX
28-Nov-94              $ 250,000.00     $ 250,000.00    $ 250,000.00
31-Dec-94              $ 237,014.39     $ 211,505.91    $ 218,040.00
31-Mar-95              $ 218,397.55     $ 180,838.10    $ 190,998.80
30-Jun-95              $ 251,427.43     $ 196,620.83    $ 210,822.59
30-Sep-95              $ 267,041.55     $ 195,837.13    $ 209,469.00
31-Dec-95              $ 253,510.76     $ 194,014.21    $ 206,645.60
31-Mar-96              $ 281,857.34     $ 208,606.38    $ 219,517.82
30-Jun-96              $ 310,807.03     $ 217,663.23    $ 228,680.27
30-Sep-96              $ 317,441.35     $ 212,749.10    $ 220,416.86
31-Dec-96              $ 324,696.06     $ 212,185.51    $ 219,117.48
31-Mar-97              $ 353,679.52     $ 232,388.85    $ 237,659.83

This graph compares a $250,000 investment in the Emerging Countries Institutional Portfolio with the International Finance Corporation ("IFC") Investable Index and the MSCI Emerging Markets Free Index ("EMF"), on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The IFC Investable Index is an unmanaged index that measures the performance of more than 1,100 stocks that are legally and practically available to outside investors in 25 emerging market countries of the world.

The MSCI EMF is a market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

In future annual reports, Nicholas-Applegate will compare the Emerging Countries Portfolios only to the MSCI EMF for purposes of showing annualized total returns. We believe this shift in benchmark measures is appropriate since the composition of the Fund more closely matches the composition of the MSCI EMF Index.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 91.8%
--------------------------------------------------------------------------
ARGENTINA -- 5.1%
  Bansud S.A.................................       61,000   $     841,800
  Banco Frances Rio Pla -- SP ADR............       61,600       1,848,000
  Compania Naviera Perez Companc S.A. -- B...      220,473       1,708,666
  Disco S.A. -- ADR*.........................       19,400         632,925
  Importadora y Exportadora de la
    Patagonia S.A............................       29,000         391,500
  Siderca S.A................................      719,900       1,529,788
  Siderar S.A.I.C............................      157,436         543,154
  Telefonica De Argentina -- ADR.............       21,500         631,562
                                                             -------------
                                                                 8,127,395
                                                             -------------
BRAZIL -- 12.7%
  Banco Bradesco S.A.........................  207,408,000       1,697,206
  Brazil Realty SA -- GDR....................       55,100       1,460,150
  Centrais Eletricas de Santa Catarina
    S.A.*....................................      307,300         351,349
  Centrais Eletricas Brasileiras S.A. --
    ADR......................................      130,700       2,804,299
  Companhia Brasileira de Distribuicao Grupo
    Pao de Acucar -- ADR.....................       12,400         269,129
  Companhia Brasileira de Distribuicao Grupo
    Pao de Acucar -- GDR.....................       44,040         955,316
  Companhia Energetica de Minas Gerais.......   26,530,000       1,139,364
  Companhia Energetica de Minas Gerais PN....   11,750,000         486,854
  Companhia Paulista de Forca e Luz..........    9,500,000       1,319,569
  Itausa Investimentos S.A...................      654,000         556,175
  Lojas Arapua S.A...........................   56,300,000       1,298,044
  Lojas Renner S.A...........................   27,150,600       1,423,848
  Telec de Rio Janeiro S.A.*.................    4,736,000         648,890
  Telec de Rio Janeiro S.A. PN...............    5,689,496         779,530
  Telecomunicacoes Brasileiras -- ADR........       40,529       4,149,156
  Telecomunicacoes do Parana S.A. --
    Preferred................................    1,200,000         765,378
                                                             -------------
                                                                20,104,257
                                                             -------------
CHILE -- 4.6%
  Chilgener S.A. -- ADR......................       43,800       1,127,850
  CIA Telecom de Chile -- ADR................       30,600         879,750
  Laboratorio Chile S.A. -- ADR..............       51,000       1,115,625
  Madeco S.A. -- ADR.........................       45,200       1,199,976
  Santa Isabel S.A. -- ADR...................       23,200         600,300
  Sociedad Quimica Minera -- A...............       22,100       1,273,512
  Vina Concha Y Toro S.A. -- SP ADR..........       37,800       1,077,300
                                                             -------------
                                                                 7,274,313
                                                             -------------
CHINA -- 0.5%
  Shenzhen Expressway Co. -- H*..............    2,428,000         759,847
                                                             -------------
COLOMBIA -- 0.4%
  Banco Ganadero S.A. -- ADR.................       28,200         715,575
                                                             -------------
CROATIA -- 0.2%
  Pliva d. d.*...............................       19,900         288,550
                                                             -------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
CZECHOSLOVAKIA REPUBLIC -- 0.9%
  CKD Praha Holding A.S.*....................       13,221   $     397,539
  SPT Telecom A.S.*..........................        8,900       1,055,155
                                                             -------------
                                                                 1,452,694
                                                             -------------
EGYPT -- 0.5%
  Helwan Cement..............................       18,175         427,283
  Commercial International Bank of Egypt --
    GDR*.....................................       15,905         359,453
                                                             -------------
                                                                   786,736
                                                             -------------
GREECE -- 0.9%
  Hellenic Bottling Co. S.A..................        8,520         276,950
  Intracom S.A. -- Pref......................       13,220         311,940
  Sarantis S.A...............................       58,400         834,522
                                                             -------------
                                                                 1,423,412
                                                             -------------
HONG KONG -- 2.3%
  Anhui Gujing Distillery Co.*...............       13,200          20,340
  Beijing Datang Power Generation Co.*.......    2,940,000       1,176,182
  China Overseas Land & Investment...........    1,257,000         681,318
  Guangnan Holdings Ltd......................      154,000         199,734
  Guangnan Holdings Ltd. -- Warrants.........       84,857          47,089
  Guangdong Investments Holdings Ltd.........      550,000         472,009
  GZI Transportation Ltd.*...................      650,000         381,672
  Qingling Motors Co.*.......................      634,000         337,504
  Shenzhen Fangda Co. Ltd....................      230,500         269,206
                                                             -------------
                                                                 3,585,054
                                                             -------------
HUNGARY -- 1.0%
  Borsodchem Rt..............................       15,403         569,931
  Graboplast Rt..............................       12,260         549,303
  Pick Szeged Rt.............................        6,560         430,359
                                                             -------------
                                                                 1,549,593
                                                             -------------
INDIA -- 9.3%
  Bharat Heavy Electricals Ltd...............       45,000         366,848
  BSES LTD -- GDR*...........................       42,000         850,500
  BSES LTD -- GDR 144A*......................       10,000         202,500
  Hindalco Industries Ltd. -- ADR............       53,200       1,742,300
  Hindalco Industries Ltd. -- GDR............       24,900         815,475
  ITC Ltd. -- GDR............................       66,200         868,875
  ITC Ltd. -- 144A...........................       20,500         269,063
  Larsen & Toubro Limited -- GDR.............       21,500         306,375
  Larsen & Toubro Limited -- GDR.............       29,000         413,250
  Mahindra & Mahindra -- GDR*................       12,500         146,875
  Mahindra & Mahindra -- GDR, 144A...........       55,000         646,250
  NIIT Ltd...................................      128,000       1,277,146
  Oriental Bank of Commerce..................      418,000         783,459
  Punjab Tractors Ltd........................       25,000         309,365
  State Bank of India........................      125,000         950,216
  State Bank of India -- GDR*................       38,000         872,100
  State Bank of India -- GDR, 144A*..........       25,900         594,405
  Tata Engineering & Locomotive Co. Ltd.*....      114,000       1,390,800
  Videsh Sanchar Nigam Ltd. -- GDR, 144A*....       99,000       1,737,450
  Wockhardt Ltd. -- GDR......................       22,000         167,750
                                                             -------------
                                                                14,711,002
                                                             -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

INDONESIA -- 3.9%
  PT Astra International -- Foreign..........      196,000   $     639,792
  PT Bank Bire -- Foreign....................      300,000         415,981
  PT Bank International Indonesia --
    Foreign..................................    1,723,329       1,309,971
  PT Bank International Indonesia -- Foreign
    Warrants*................................       74,962          26,539
  PT Bimantara Citra -- Foreign..............      884,000       1,141,417
  PT Hanjaya Mandala Sampoerma -- Foreign....       67,000         313,948
  PT Indofood Sukses Makmur -- Foreign.......      126,000         278,149
  PT Sierad Produca -- Foreign*..............      800,000         274,900
  PT Steady Safe Transportation -- Foreign...      340,000         403,603
  PT Telekomunikasi Indonesia -- Foreign.....      610,000         933,722
  PT Tempo Scan Pacific -- Foreign...........      134,000         276,274
  PT Tempo Scan Pacific -- Local.............       48,000          98,964
  PT Wicaksana Overseas -- Foreign...........       79,000         102,827
                                                             -------------
                                                                 6,216,087
                                                             -------------
IRELAND -- 0.2%
  Saville Systems Ireland PLC -- ADR*........       10,800         310,500
                                                             -------------
ISRAEL -- 2.3%
  Bank Leumi Le' Israel*.....................      321,143         512,717
  Gilat Satellite Networks Ltd.*.............       29,800         901,450
  Koor Industries Ltd. -- ADR................       50,000         900,000
  NICE-System, Ltd.*.........................       25,200         516,600
  Orbotech Ltd.*.............................       20,600         370,800
  Tecnomatix Technologies Ltd.*..............       19,900         412,925
  Teledata Communications Ltd.*..............          500           9,000
                                                             -------------
                                                                 3,623,492
                                                             -------------
KOREA -- 1.1%
  Korea Housing Bank.........................          310           5,520
  Korea Mobile Telecommunications Corp.......        9,270         821,603
  LG Info & Communications Ltd...............        9,179         929,405
  Samsung Electronics (New)..................            3             237
                                                             -------------
                                                                 1,756,765
                                                             -------------
LUXEMBURG -- 0.5%
  First NIS Regional Fund*...................       15,000         236,250
  Gujarat Ambuja Cements -- GDR..............       67,600         523,900
                                                             -------------
                                                                   760,150
                                                             -------------
MALAYSIA -- 8.1%
  AMMB Holdings BHD..........................       17,000         146,340
  Commerce Asset Holding BHD.................       76,000         533,764
  Ekran BHD..................................       79,000         250,313
  Fraser & Neave Holdings BHD................      148,000         734,773
  Hume Industries BHD........................      188,000       1,062,361
  Malayan Banking BHD........................      137,000       1,562,159
  Metroplex BHD..............................      922,000       1,079,233
  Rashid Hussain BHD.........................       73,000         574,571
  Road Builder (M) Holdings BHD..............       94,000         546,357
  Sime Darby BHD.............................      423,000       1,545,166
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

MALAYSIA (CONTINUED)

  UMW Holdings BHD...........................      410,000   $   2,267,205
  United Engineers Ltd.......................      182,000       1,586,761
  YTL Power BHD*.............................      600,000         967,185
                                                             -------------
                                                                12,856,188
                                                             -------------
MEXICO -- 9.7%
  Cifra S.A. de C.V. -- A....................      130,502         177,916
  Cifra S.A. de C.V. -- C....................    1,067,000       1,500,627
  Coca-Cola Femsa S.A. -- ADR................       47,400       1,706,400
  Consorcio ARA S.A.*........................      458,000       1,566,804
  Corporacion GEO, S.A. de C.V. -- B*........      102,000         488,514
  Corporacion Interamericana de Entertainment
    S.A.*....................................      415,900       1,460,985
  ECE S.A.*..................................      180,000         248,134
  Empresas ICA S.A. -- SP ADR................      102,500       1,627,188
  Fomento Economico Mexicano, S.A. -- B......      408,000       1,814,482
  Gruma S.A.*................................      192,254         950,004
  Grupo Radio Centro S.A. -- ADR.............      115,000         991,935
  Panamerican Beverages, Inc. -- Class A.....       28,500       1,528,313
  Tablex S.A. de C.V.........................      186,000         659,867
  Tubos de Acero de Mexico S.A. -- ADR*......       36,500         625,062
                                                             -------------
                                                                15,346,231
                                                             -------------
MOROCCO -- 0.6%
  Banque Marocaine Commerce -- GDR, 144A*....       47,000         893,000
                                                             -------------
PAKISTAN -- 0.8%
  Fauji Fertilizer Company Ltd...............       10,000          19,586
  Hub Power Company*.........................      635,000         592,540
  Pakistan State Oil Company Ltd.............       35,970         251,287
  SUI Northern Gas Pipelines*................      465,750         348,615
                                                             -------------
                                                                 1,212,028
                                                             -------------
PERU -- 2.4%
  Cementos Norte Pacasmayo S.A...............            1               2
  Compania de Minas Buenaventura S.A.........       60,700       1,305,050
  Consorcio Alimentos Fabril Pacifico*.......      247,350         364,989
  Consorcio Alimentos Fabril Pacifico --
    Rights...................................       22,499             596
  Credicorp Ltd..............................       55,900       1,306,663
  Telefonica Del Peru S.A. -- ADR............       35,000         778,750
                                                             -------------
                                                                 3,756,050
                                                             -------------
PHILIPPINES -- 3.7%
  Belle Corp.*...............................    1,824,000         581,465
  Empire East Land Holdings, Inc.*...........    1,200,000         466,793
  Equitable Banking Corp.*...................       30,000         128,994
  Far East Bank..............................       60,800         269,966
  Filinvest Land, Inc.*......................    1,031,000         328,668
  Metro Pacific Corp.........................    5,000,000       1,518,027
  Metropolitan Bank & Trust Co...............       45,837       1,191,588
  Music Semiconductors Corp.*................    1,149,000         632,277
  Selecta Dairy Products, Inc................       50,000           5,598
  Solid Group, Inc.*.........................    2,801,000         744,099
                                                             -------------
                                                                 5,867,475
                                                             -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

POLAND -- 1.0%
  Computerland Poland S.A.*..................        3,600   $     113,598
  Elektrim Spolda Akcyjna S.A................       44,600         391,737
  National Investment Fund of Poland*........       20,800       1,082,628
                                                             -------------
                                                                 1,587,963
                                                             -------------
PORTUGAL -- 0.9%
  Portugal Telecom S.A.......................        9,075         337,905
  Sonae Investimentos S.A....................       10,400         351,276
  Telecel Comunicacaoes Pessoais S.A.*.......        8,100         664,053
                                                             -------------
                                                                 1,353,234
                                                             -------------
RUSSIA -- 1.3%
  Lukoil Holding -- ADR......................        1,900         107,559
  Megionneftegazgeologia -- ADR 144A*........           70         396,900
  Moscow City Tele Network -- RDC 144A*......          167         233,800
  Rostelecom -- ADR 144A*....................           10         390,000
  Rostelecom -- 144A*........................           50         975,000
                                                             -------------
                                                                 2,103,259
                                                             -------------
SINGAPORE -- 0.6%
  ASA Ltd....................................      383,000         477,093
  Datacraft Asia Ltd.........................      101,000         214,120
  Elec & Eltek International Co. Ltd.........       65,000         301,600
                                                             -------------
                                                                   992,813
                                                             -------------
SLOVENIA -- 0.2%
  SKB Bank -- 144A*..........................        9,000         321,750
                                                             -------------
SOUTH AFRICA -- 7.0%
  Amalg Banks of South Africa................       99,300         629,149
  Barlow Ltd.................................      165,700       1,839,111
  De Beers Centenary AG*.....................       54,000       1,967,280
  Driefontein Consolidated Ltd...............      125,700       1,140,581
  King Food Holdings*........................      181,500          64,444
  Liberty Life Association of Africa Ltd.....       21,655         607,612
  South African Breweries Ltd................      108,500       3,437,196
  Vaal Reefs Exploration & Mining Co.,
    Ltd......................................       22,700       1,366,325
                                                             -------------
                                                                11,051,698
                                                             -------------
TAIWAN -- 1.3%
  ASE Test Limited*..........................       15,200         487,254
  China Steel Co. -- GDR*....................       33,825         655,359
  ROC Taiwan Fund*...........................       45,000         534,375
  Taiwan Fund, Inc...........................       14,450         355,831
                                                             -------------
                                                                 2,032,819
                                                             -------------
THAILAND -- 2.6%
  Grammy Entertainment PLC -- Foreign........       67,000         902,617
  K.R. Precision Public Co., Ltd. --
    Foreign..................................       95,240         645,198
  Nation Multimedia Group PLC -- Foreign.....      250,600         718,618
  Pizza Co. Ltd. -- Foreign..................       21,000         145,092
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

THAILAND (CONTINUED)

  PTT Exploration and Production --
    Foreign..................................       76,500   $   1,136,605
  Serm Suk Co., Ltd. -- Local................        2,000          28,637
  Serm Suk Co., Ltd. -- Foreign..............        9,400         191,763
  Thai Engine -- Foreign.....................       52,000         376,289
  Thai Farmers Bank -- Warrants*.............       10,250           7,398
                                                             -------------
                                                                 4,152,217
                                                             -------------
TURKEY -- 1.0%
  Akbank T.A.S...............................    3,513,255         283,128
  Arcelik A.S................................    2,604,000         346,358
  Eczacibasi Ilac Sanayi VE TI*..............    8,166,000         466,410
  Global Menkul Degerler A.S.*...............   21,018,000         526,231
  Migros Turk T. A. S........................       25,000          25,917
                                                             -------------
                                                                 1,648,044
                                                             -------------
UNITED STATES OF AMERICA -- 2.8%..........................................
  Euronet Services, Inc.*....................       56,300         717,825
  Harken Energy Corp.........................      258,900       1,278,319
  Pride Petroleum Services, Inc..............       11,500         238,625
  TV Filme, Inc.*............................      126,800       1,569,150
  Vitech America, Inc........................       52,800         640,200
                                                             -------------
                                                                 4,444,119
                                                             -------------
VENEZUELA -- 1.4%
  Mavesa SA -- ADR...........................      157,675       1,044,879
  Siderurgica Venezolana Sivensa, Saica
    S.A.C.A. -- ADR..........................      395,200       1,136,200
                                                             -------------
                                                                 2,181,079
                                                             -------------
TOTAL COMMON STOCKS
  (Cost $139,967,199).....................................     145,245,389
                                                             -------------

                                                PRINCIPAL
                                                 AMOUNT
--------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.2%
--------------------------------------------------------------------------
  Quingling Motors Ltd.
    (Cost $335,000)
    3.50%, 01/22/02..........................  $   335,000         333,744
                                                             -------------
--------------------------------------------------------------------------
COMMERCIAL PAPER -- 1.9%
--------------------------------------------------------------------------
  Associate Corporation of North America
    (Cost $3,036,000)
    6.75%, 4/1/97............................    3,036,000       3,036,000
                                                             -------------
TOTAL INVESTMENTS -- 93.9%
  (Cost $143,338,199).....................................     148,615,133
OTHER ASSETS IN EXCESS OF LIABILITIES -- 6.1%.............       9,721,751
                                                             -------------
NET ASSETS -- 100.0%......................................   $ 158,336,884
                                                             -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1997
------------------------------------------------------------------------

EMERGING COUNTRIES FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Agriculture.................................         0.6%
Alcoholic Beverages.........................         4.0
Automotive..................................         1.8
Beverages/Soft Drinks.......................         2.4
Broadcasting................................         1.6
Building Materials..........................         2.4
Chemicals...................................         1.6
Closed End/Country Funds....................         1.4
Computers/Office Automation.................         0.1
Consumer Electrical.........................         0.7
Consumer Services...........................         0.6
Department/Discount Stores..................         2.0
Drugs/Pharmaceuticals.......................         1.3
Electric Utilities..........................         6.3
Electronic Instruments......................         0.4
Entertainment...............................         1.5
Food Chains.................................         1.8
Grocery Products............................         2.9
Homebuilding................................         1.5
Industrial Engineering/Construction.........         2.1
Integrated Oil Companies....................         1.1
Investment Companies........................         1.3
Life Insurers...............................         0.4
Machinery/Equipment.........................         1.6
Medical Supplies............................         0.2

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Metals......................................         5.7%
Money Center Banks..........................         3.6
Oil/Gas Production..........................         2.4
Oilfield Services/Equipment.................         0.2
Other Commercial/Industrial Services........         2.0
Other Consumer Services.....................         0.4
Other Financial Services....................         3.0
Other Transportation........................         0.2
Other Producers/Manufacturing...............         8.3
Publishing..................................         0.5
Real Estate Development/Investment..........         1.8
Regional/Commercial Banks...................         6.7
Restaurants.................................         0.2
Semiconductors/Electric Companies...........         0.7
Soaps/Cosmetics.............................         0.5
Software....................................         1.3
Telecommunication Equipment.................         1.3
Telecommunication Services..................         2.9
Telephone...................................         7.1
Tobacco Products............................         0.4
Water Supply................................         0.6
Wholesale Distribution......................         0.6
Short Term Obligations......................         1.9
Other Assets in Excess of Liabilities.......         6.1
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND
(PREVIOUSLY, INTERNATIONAL GROWTH FUND)
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                           Lawrence S. Speidell, CFA,
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                               Loretta J. Morris,
                            Senior Portfolio Manager
                                 Alex Muromcew,
                               Portfolio Manager
                               Melisa Grigolite,
                               Portfolio Manager
                              Ernesto Ramos, Ph.D,
                            Senior Portfolio Manager

  GOAL: The Nicholas-Applegate International Small Cap Growth Fund seeks to maximize long-term capital appreciation by investing in equity securities primarily of non-U.S. companies.

  REVIEW AND OUTLOOK: The International Small Cap Growth Fund, previously the International Growth Fund and renamed to reflect its style and capitalization range, delivered solid performance on the strength of its superior stock selection this year.

  For the 12-month period ending March 31, 1997, the Fund, up 15.3%, outpaced its benchmark, the Salomon EPAC/EMI (Europe, Pacific, Asia Composite/Extended Market Index), down 1.3%.

  The most significant contributors to performance were our stock selection and underweighting in Japan. Economic concerns and the weak showing among banking and financial services stocks were major factors that led to Japan's overall market decline during the period. Despite the problems encountered by Japanese stocks, our bottom-up research continues to uncover promising opportunities in this country.

  On the other side of the globe, the Fund's exposure to export-oriented European companies positively impacted returns. A strong dollar boosted performance of the Fund's holdings.

  Pent-up demand for new automobile models in Europe helped lead us to companies such as Bertrand Faure and Porsche. Bertrand Faure's strategy of technical excellence in producing car seats has opened up new avenues of growth in Europe and around the world. Porsche, on the other hand, benefited from a cost-cutting program which resulted in a ten-fold increase in profits. The firm expects to more than double orders for its new Boxster model.

  Stock selection in emerging markets including Mexico, Egypt, Spain, Hungary, and Taiwan also helped contribute to the Fund's positive performance during the year.

  The Fund's attractive valuations relative to the United States, a favorable economic environment, as well as excellent opportunities on a stock-by-stock basis, position us with optimism and confidence for long-term international investing.

                            REPRESENTATIVE HOLDINGS

                             Logitech, Switzerland
                                Porsche, Germany
                            Ares-Serono, Switzerland
                           Sema Group, United Kingdom
                             Bertrand Faure, France
                           Datacraft Asia, Singapore
                      Games Workshop Group, United Kingdom
                              Qiagen, Netherlands
                             Tomra Systems, Norway
                                 Ibiden, Japan

--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE INTERNATIONAL SMALL CAP GROWTH INSTITUTIONAL PORTFOLIO WITH THE MSCI EAFE INDEX AND THE SALOMON EPAC EMI INDEX.

                      ANNUALIZED TOTAL RETURNS
                           As of 03/31/97
 1 YEAR                        5 YEARS                        SINCE INCEPTION
 15.25%                        11.50%                              5.56%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INTERNATIONAL SMALL CAP        MSCI EAFE     SALOMON EPAC
            GROWTH INSTITUTIONAL PORTFOLIO      INDEX         EMI INDEX
6-07-90                        $250,000.00    $250,000.00      $250,000.00
6-30-90                         253,508.33     247,788.75       253,375.00
9-30-90                         231,247.58     226,878.56       197,004.81
12-31-90                        209,211.19     212,365.29       207,595.54
3-31-91                         232,916.60     246,674.88       226,284.88
6-30-91                         225,592.75     236,605.31       212,795.64
9-30-91                         214,702.23     225,314.40       225,827.01
12-31-91                        220,956.09     230,115.37       221,428.65
3-31-92                         222,705.65     228,362.32       199,182.45
6-30-92                         225,491.10     228,635.50       208,235.89
9-30-92                         215,074.36     225,535.45       197,668.92
12-31-92                        199,945.80     211,467.47       187,284.92
3-31-93                         206,967.85     218,955.94       214,853.78
6-30-93                         258,884.82     266,144.45       236,985.21
9-30-93                         272,863.17     285,805.10       252,308.97
12-31-93                        238,402.04     262,807.41       244,111.79
3-31-94                         279,780.70     304,737.04       267,336.25
6-30-94                         279,984.47     302,234.22       278,219.91
9-30-94                         294,452.37     316,771.77       275,454.43
12-31-94                        279,984.47     301,761.51       267,145.81
3-31-95                         259,723.33     291,152.35       265,142.37
6-30-95                         277,882.19     317,011.98       264,344.48
9-30-95                         289,236.98     317,813.01       274,867.89
12-31-95                        285,933.80     324,059.67       279,947.91
3-31-96                         300,952.43     339,652.37       295,856.35
6-30-96                         330,318.73     350,378.61       309,413.14
9-30-96                         322,612.69     342,804.89       301,482.61
12-31-96                        346,843.24     362,197.57       298,064.13
3-31-97                         361,267.00     351,932.45       292,165.66

This graph compares a $250,000 investment in the International Small Cap Growth Institutional Portfolio with the Morgan Stanley Capital International ("MSCI") EAFE Index and the Salomon EPAC EMI Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 12/31/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The MSCI Europe, Australia, Far East ("EAFE") Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The MSCI EAFE Index weightings represent the relative capitalization of the major overseas markets included in the index on a U.S. dollar adjusted basis.

The Salomon EPAC Extended Market Index ("EMI") is an unmanaged index. It is a top-down, float capitalization-weighted index that includes shares of about 2,821 companies in 22 countries excluding Canada and the United States. Companies within the Index are smaller capitalization companies with available float market capitalizations greater than U.S. $100 million. Only issues that are legally and practically available to outside investors are included in the Index.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

In future reports, Nicholas-Applegate will compare the International Small Cap Growth Fund only to the Salomon EPAC EMI Index for purpose of showing annualized total returns. We believe this shift in benchmark measures is appropriate since the composition of the Fund more closely matches the composition of the Salomon EPAC EMI.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------
COMMON STOCKS -- 95.6%
---------------------------------------------------------------------------
ARGENTINA -- 1.4%
  Banco Frances Del Rio De La Plata S.A.-
    ADR......................................         7,015     $   210,450
  Compania Naviera Perez SA..................        40,870         316,743
  Siderar SA.................................         3,232          11,150
  Siderca SA.................................       155,800         331,075
                                                                -----------
                                                                    869,418
                                                                -----------
AUSTRALIA -- 0.0%
  Australian Gas Light Co., Ltd..............         1,083           6,155
                                                                -----------
BELGIUM -- 0.7%
  Barco N.V..................................         2,465         426,297
                                                                -----------
BRAZIL -- 1.5%
  Centrais Electricas Brasileiras
    S/A-Electrobas...........................        14,500         311,112
  Lojas Arapua S.A...........................     2,616,000          60,314
  Telecomunicacoes Brasileiras
    Sponsored ADR............................         3,000         307,125
  TV Filme, Inc.*............................        23,900         295,762
                                                                -----------
                                                                    974,313
                                                                -----------
CANADA -- 3.1%
  Abitibi-Price, Inc.........................        16,100         234,959
  Jannock Ltd................................        32,300         488,538
  Prime Resource Group, Inc..................        54,500         432,629
  Royal Bank of Canada.......................        20,600         803,400
                                                                -----------
                                                                  1,959,526
                                                                -----------
CHILE -- 0.6%
  Quimica Minera SA-ADR......................         3,300         190,163
  Vina Concha Y Toro SA-ADR..................         6,600         188,100
                                                                -----------
                                                                    378,263
                                                                -----------
CZECHOSLOVAKIA -- 0.4%
  SPT Telecom AS*............................         2,300         272,680
                                                                -----------
DENMARK -- 0.7%
  Novo Nordisk A/S-B.........................         4,200         439,566
                                                                -----------
EGYPT -- 0.4%
  Commercial International Bank*.............        10,650         240,690
                                                                -----------
FINLAND -- 2.8%
  Huhtamaki Oy...............................         6,700         326,044
  Oy Nokia AB-ADR............................         7,700         448,525
  Raision Tehtaat Oy.........................        10,700         985,681
                                                                -----------
                                                                  1,760,250
                                                                -----------
FRANCE -- 6.1%
  Bertrand Faure S.A.........................        14,000         714,400
  Bouygues Offshore S.A......................        16,000         426,040
  Cap Gemini Sogeti S.A......................        12,200         741,843
  Clarins S.A................................         3,700         507,436
  Lagardere Groupe S.A. (Non-voting).........           238           7,715
  Lagardere Groupe S.A.......................        20,700         671,013
  Sidel S.A..................................         5,320         416,920

                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------

FRANCE (CONTINUED)

  Zodiac S.A.................................         1,300     $   341,526
                                                                -----------
                                                                  3,826,893
                                                                -----------
GERMANY -- 6.9%
  Fresenius AG...............................         1,050         230,396
  Fresenius Medical AG-ADR*..................        14,000         364,000
  Fresenius Medical Care AG-ADR*.............         6,500         198,250
  Gehe AG....................................         4,500         312,410
  Moebel Walthern AG.........................         7,700         408,543
  Porsche AG.................................           900       1,033,273
  Schmalbach Lubeca AG.......................         2,000         419,664
  Sixt AG....................................           850         509,592
  Volkswagen AG..............................         1,600         882,494
                                                                -----------
                                                                  4,358,622
                                                                -----------
HONG KONG -- 1.5%
  Dao Heng Bank Group Ltd....................        96,100         439,028
  Guangdong Investments Ltd..................       275,000         236,004
  Qingling Motors Company*...................       449,000         239,021
                                                                -----------
                                                                    914,053
                                                                -----------
INDIA -- 1.4%
  Hindalco Industries Ltd....................        10,000         327,500
  State Bank of India-GDR*...................        23,800         546,210
                                                                -----------
                                                                    873,710
                                                                -----------
INDONESIA -- 0.4%
  Bank Negara Indonesia*.....................       442,000         253,137
                                                                -----------
IRELAND -- 0.7%
  Saville Systems PLC-ADR*...................        16,000         460,000
                                                                -----------
ISRAEL -- 0.9%
  Gilat Satellite Network-ADR*...............         9,700         293,425
  Koor Industries Ltd........................         7,500         135,000
  Tecnomatix Technologies Ltd.*..............         6,400         132,800
                                                                -----------
                                                                    561,225
                                                                -----------
ITALY -- 4.8%
  Banca Fideuram SpA.........................       226,000         585,675
  Brembo SpA.................................        47,000         614,637
  Credito Italiano SpA.......................       456,000         648,302
  Pininfarina SpA............................        46,100         624,991
  Telecom Italia Mobile SpA..................       193,000         555,729
                                                                -----------
                                                                  3,029,334
                                                                -----------
JAPAN -- 11.9%
  Circle K Japan Co., Ltd....................         4,680         196,861
  Fujikura Co., Ltd..........................        24,000         171,817
  Hokuto Corp................................        14,300         446,514
  Ibiden Co., Ltd............................        30,000         322,763
  Matsumotokiyoshi Co........................         1,000          29,526
  Matsushita Kotobuki Electronics
    Industries Ltd...........................        11,000         326,565
  Meitec Corp................................        30,000         601,844
  Nichiei Co., Ltd...........................         6,500         504,773
  Nidec Corp.................................        14,000         518,686

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
JAPAN (CONTINUED)

  Nintendo Corp. Ltd.........................         9,800     $   703,964
  Promise Co., Ltd...........................        11,000         460,929
  Rohm Co....................................         7,000         516,421
  Sumitomo Realty & Development..............        94,000         632,648
  Takeda Chemical Industries.................        24,000         502,831
  TDK Corp...................................        11,000         756,350
  Terumo Corp................................        55,000         778,596
                                                                -----------
                                                                  7,471,088
                                                                -----------
KOREA -- 0.4%
  LG Information & Communication Ltd.........         2,500         253,133
                                                                -----------
MALAYSIA -- 2.5%
  AMMB Holdings BHD..........................        30,500         262,436
  Metroplex BHD..............................       285,000         333,602
  Oriental Holdings BHD......................        58,000         524,400
  United Engineers BHD.......................        50,000         435,923
                                                                -----------
                                                                  1,556,361
                                                                -----------
MEXICO -- 2.2%
  Cifra SA de CV-A...........................         6,115           8,337
  Cifra SA de CV-C...........................        50,000          70,320
  Coca-Cola Femsa SA.........................        10,200         367,200
  Fomento Economico Mexicano SA de CV........       100,000         444,726
  Gruma SA*..................................        41,000         202,597
  Tubos De Acero De Mexico-ADR*..............        18,100         309,963
                                                                -----------
                                                                  1,403,143
                                                                -----------
NETHERLANDS -- 5.6%
  ASM Lithography Holdings N.V.*.............         8,900         692,101
  Baan Co., N.V.*............................         9,700         447,517
  ICTS International N.V.*...................        36,800         296,700
  IHC Caland N.V.............................         6,500         347,379
  International-Muller N.V...................        22,000         672,356
  Koninklijke Volker Stevin N.V..............         1,500         162,409
  Oce-Van Der Grinten N.V....................         3,423         443,279
  Qiagen N.V.*...............................        14,500         482,125
                                                                -----------
                                                                  3,543,866
                                                                -----------
NORWAY -- 3.7%
  Petroleum Geo-Services ASA-ADR*............        14,400         619,200
  Schibsted A/S..............................        31,400         634,621
  Sensonor A/S*..............................        57,500         550,708
  Tomra Systems A/S..........................        25,800         517,549
                                                                -----------
                                                                  2,322,078
                                                                -----------
PAKISTAN -- 0.4%
  Fauji Fertilizer Co., Ltd..................         7,900          15,473
  Hub Power Co., Ltd.*.......................       254,000         237,016
                                                                -----------
                                                                    252,489
                                                                -----------
PHILIPPINES -- 0.4%
  Metropolitan Bank & Trust Co...............        10,000         259,962
                                                                -----------
                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------
POLAND -- 0.3%
  Elektrim Spolka Akcyjna S.A................        23,000     $   202,017
                                                                -----------
PORTUGAL -- 0.2%
  Portugal Telecom S.A.......................         3,800         141,492
                                                                -----------
RUSSIA -- 0.7%
  Oil Co. Lukoil-ADR.........................         6,450         365,135
  Vimpel-Communications-SP ADR*..............         1,500          48,000
                                                                -----------
                                                                    413,135
                                                                -----------
SINGAPORE -- 4.8%
  Datacraft Asia, Ltd........................       274,000         580,880
  Elec & Eltek International Co. Ltd.........        63,400         294,176
  Electronic Resources Ltd...................       189,000         274,671
  Lindeteves Jacoberg Ltd....................       425,000         591,176
  Singapore Technologies Aerospace Ltd.......       285,000         453,633
  Super Coffeemix Manufacturing Ltd..........       330,000         255,779
  Thakral Corp. Ltd..........................       600,000         561,000
                                                                -----------
                                                                  3,011,315
                                                                -----------
SOUTH AFRICA -- 0.8%
  King Food Holdings Ltd.*...................        11,200           3,976
  Liberty Life Association of Africa Ltd.....         5,558         155,950
  South African Breweries Ltd................        10,300         326,296
                                                                -----------
                                                                    486,222
                                                                -----------
SPAIN -- 2.2%
  Acerinox SA................................         4,200         593,078
  Tele Pizza SA*.............................        18,000         783,550
                                                                -----------
                                                                  1,376,628
                                                                -----------
SWEDEN -- 1.5%
  Autoliv AB.................................         8,800         380,520
  Lindex AB..................................        17,000         343,270
  Medical Invest Svenska AB*.................         7,000         246,426
                                                                -----------
                                                                    970,216
                                                                -----------
SWITZERLAND -- 4.2%
  Adecco S.A.................................         2,010         655,328
  Ares Serono Group..........................           630         829,489
  Logitech International S.A.................         6,000       1,142,857
                                                                -----------
                                                                  2,627,674
                                                                -----------
TAIWAN -- 0.4%
  ASE Test, Ltd.*............................         7,500         239,063
                                                                -----------
THAILAND -- 0.7%
  K.R. Precision Public Co. -- Foreign.......        19,660         133,186
  PTT Exploration & Production Ltd...........        20,000         297,152
  Thai Farmers Bank Public Co., Ltd..........         3,250          21,141
                                                                -----------
                                                                    451,479
                                                                -----------
UNITED KINGDOM -- 16.9%
  Airtours PLC...............................        36,200         587,451
  Avis Europe PLC*...........................       250,000         544,906
  Berkeley Group (The) PLC...................        30,700         364,873
  Biocompatibles International PLC*..........        28,000         558,478
  British Aerospace PLC......................        24,855         557,896

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
UNITED KINGDOM (CONTINUED)

  Capita Group PLC...........................        59,000     $   684,238
  Caradon PLC................................       134,100         552,589
  D.F.S. Furniture Co., PLC..................        64,000         600,622
  Doncasters PLC*............................        10,000         193,750
  Dr. Solomon's Group PLC*...................        17,400         382,800
  Freepages Group PLC*.......................       881,000         666,653
  Games Workshop Group PLC...................        50,000         534,625
  GKN PLC....................................           215           3,539
  Goldsmiths Group PLC.......................        75,000         479,312
  Granada Group PLC..........................        28,000         422,601
  Iona Technologies PLC-ADR*.................        25,000         450,000
  Logica PLC.................................        36,000         569,400
  PizzaExpress PLC...........................        54,900         658,815
  Professional Staff PLC-ADR*................        28,000         241,500
  Sema Group PLC.............................        32,000         723,800
  Siebe PLC..................................             1              17
  WPP Group PLC..............................       106,200         442,862
  Zagrebacka Banka-GDR*......................        12,400         392,150
                                                                -----------
                                                                 10,612,877
                                                                -----------
                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------
UNITED STATES OF AMERICA -- 1.1%
  Rofin-Sinar Technologies, Inc.*............        46,000     $   672,750
                                                                -----------
VENEZUELA -- 0.4%
  Mavesa SA-ADR..............................        38,460         254,798
                                                                -----------
TOTAL COMMON STOCKS
  (Cost $53,668,875).......................................
                                                                 60,125,918
                                                                -----------
---------------------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
---------------------------------------------------------------------------
MALAYSIA
  AMMB Holdings BHD-Rights
    (Cost $0)................................        63,000              --
                                                                -----------
TOTAL INVESTMENTS -- 95.6%
  (Cost $53,668,875).......................................
                                                                 60,125,918
OTHER ASSETS IN EXCESS OF LIABILITIES -- 4.4%..............
                                                                  2,760,626
                                                                -----------
NET ASSETS -- 100.0%.......................................
                                                                $62,886,544
                                                                -----------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1997
------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Advertising.................................         0.7%
Aerospace...................................         1.9
Agriculture.................................         1.1
Alcoholic Beverages.........................         1.5
Automotive..................................         5.3
Automotive Equipment........................         3.0
Beverages/Soft Drinks.......................         0.6
Biotechnology...............................         2.8
Broadcasting................................         0.5
Building Materials..........................         2.1
Chemicals...................................         0.3
Clothing Chains.............................         0.5
Computers/Office Automation.................         3.4
Consumer Electrical.........................         1.4
Containers..................................         0.7
Department/Discount Stores..................         0.1
Drugs/Pharmaceuticals.......................         1.3
Electric Utilities..........................         0.9
Electronic Instruments......................         0.8
Finance Companies...........................         1.5
Food Chains.................................         0.4
Gas Utilities...............................         0.1
Grocery Products............................         2.9
Home Furnishings............................         1.5
Homebuilding................................         0.6
Industrial Engineering/Construction.........         1.9
Integrated Oil companies....................         0.5
Investment Companies........................         0.4
Life Insurers...............................         0.2

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Machinery/Equipment.........................         3.8%
Medical Supplies............................         3.5
Metals......................................         2.7
Money Center Banks..........................         2.1
Oil/Gas Production..........................         1.1
Oilfield Services/Equipment.................         2.2
Other Commercial/Industrial Services........         3.5
Other Consumer Services.....................         2.4
Other Financial Services....................         1.3
Other Health Services.......................         0.3
Other Production/Manufacturing..............         1.4
Other Technology............................         1.1
Paper.......................................         0.4
Publishing..................................         2.1
Real Estate Development/Investment..........         1.5
Recreational Products.......................         2.6
Regional/Commercial Banks...................         3.9
Rental/Leasing Companies....................         1.7
Restaurants.................................         2.3
Semiconductors/Electric Companies...........         5.5
Soaps/Cosmetics.............................         0.8
Software....................................         5.3
Specialty Chains............................         0.8
Telecommunication Equipment.................         1.2
Telecommunication Services..................         0.1
Telephone...................................         2.0
Wholesale Distribution......................         1.1
Other Assets in Excess of Liabilities.......         4.4
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                           Lawrence S. Speidell, CFA,
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                               Loretta J. Morris,
                            Senior Portfolio Manager
                                 Alex Muromcew,
                               Portfolio Manager
                               Melisa Grigolite,
                               Portfolio Manager
                              Ernesto Ramos, Ph.D,
                            Senior Portfolio Manager

  GOAL: The Nicholas-Applegate International Core Growth Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of international companies.

  REVIEW AND OUTLOOK: Between its inception on December 27, 1996 and March 31, 1997, the Fund gained 13.0% versus a 1.2% increase in the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) + Emerging Markets Free (EMF) Index. The Fund invests in companies within the top 75% of each country's market capitalization spectrum.

  Stock selection, especially in Scandinavia, exposure to emerging countries, and the Fund's underweighted position in Japan, relative to the Index, contributed to outperformance during the period.

  Among the top-performing holdings was Ares-Serono, a Swiss drug company which focuses on the production of infertility drugs, growth hormones, and new drugs to treat multiple sclerosis (MS) and AIDS. The company has a 70% market share in infertility drugs. Strong top-line growth is expected from the introduction of new drugs and from expanding margins due to new high-price products and economies of scale.

  Another strong performer was Volkswagen, the German auto maker. Pent-up demand for new automobile models in Europe contributed to Volkswagen's recent appreciation.

  On March 31, more than 12% of the Fund was invested in emerging countries. Solid gains among holdings in Latin America positively impacted returns during the period. Factors such as political shifts to democratic rule, coupled with economic reforms, have encouraged privatization and foreign investments that are expected to further accelerate the region's rapid growth rate. In Brazil, for example, ongoing economic development plans continue to create a more favorable investment environment.

  We remain optimistic regarding the outlook for international investing. With expectations for sustained economic growth worldwide, we are confident that the application of our bottom-up, growth-oriented investment philosophy will reward shareholders with solid returns.

                            REPRESENTATIVE HOLDINGS

                            Ares-Serono, Switzerland
                                ASE Test, Taiwan
                        ASM Lithography, The Netherlands
                              Volkswagen, Germany
                               Pininfarina, Italy
                                 Ibiden, Japan
                           Portugal Telecom, Portugal
                        Banco Central Hispanoame, Spain
                               Cap Gemini, France
                                  Sony, Japan

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 97.6%
----------------------------------------------------------------------------
ARGENTINA -- 1.4%
  Perez Companc S.A..........................        2,400      $     18,600
  Siderca S.A................................       12,200            25,925
  Telefonica de Argentina S.A. -- ADR........          700            20,563
                                                                ------------
                                                                      65,088
                                                                ------------
BRAZIL -- 2.0%
  Telecomunicacoes Brasileiras S/A -- ADR....          900            92,138
                                                                ------------
BELGIUM -- 1.0%
  Banque Bruxelles Lambert SA................          200            45,110
                                                                ------------
CANADA -- 3.5%
  Canadian Imperial Bank of Commerce.........        1,800            40,699
  Northern Telecom Ltd.......................          700            45,762
  Royal Bank of Canada.......................        1,400            54,600
  Stone Consolidated Corp.*..................        1,600            23,182
                                                                ------------
                                                                     164,243
                                                                ------------
CHILE -- 0.4%
  Laboratorio Chile -- ADR...................        1,000            21,875
                                                                ------------
CHINA -- 1.2%
  Shenzhen Expressway Co.*...................      180,000            56,331
                                                                ------------
DENMARK -- 1.8%
  Novo Nordisk A/S -- B......................          800            83,727
                                                                ------------
FINLAND -- 2.4%
  Oy Nokia Corp AB -- ADR....................          650            37,860
  Raision Tehtaat OY.........................          800            73,696
                                                                ------------
                                                                     111,556
                                                                ------------
FRANCE -- 6.6%
  Cap Gemini Sogeti S.A......................        1,400            85,130
  Clarins....................................          300            41,143
  Lagardere Groupe S.A.......................        1,925            62,401
  Promodes...................................          130            44,109
  SGS-Thomson Microelectronics NV*...........          300            21,106
  Schneider S.A..............................        1,000            56,591
                                                                ------------
                                                                     310,480
                                                                ------------
GERMANY -- 7.4%
  BASF AG....................................        1,750            67,041
  Bayerische Motoren Werke AG................           50            40,887
  Daimler Benz AG............................        1,150            92,800
  Fresenius Medical Care AG*.................        1,150            35,075
  Volkswagen AG..............................          200           110,312
                                                                ------------
                                                                     346,115
                                                                ------------
HONG KONG -- 4.3%
  Beijing Datang Power Generation Co. Ltd.*..      260,000           104,016
  Hong Kong Telecommunications Ltd...........       11,600            19,835
  HSBC Holdings Ltd..........................        1,000            23,230
  Hutchison Whampoa Ltd......................        3,000            22,552
  Qingling Motors*...........................       56,000            29,811
                                                                ------------
                                                                     199,444
                                                                ------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
INDIA -- 1.5%
  Videsh Sanchar Nigam Ltd.*.................        4,000      $     70,200
                                                                ------------
IRELAND -- 1.8%
  Bank of Ireland............................        1,000             9,996
  Elan Corp. PLC.............................          500            17,062
  Saville Systems PLC*.......................        2,000            57,500
                                                                ------------
                                                                      84,558
                                                                ------------
ISRAEL -- 0.6%
  Tecnomatix Technologies Ltd.*..............        1,500            31,125
                                                                ------------
ITALY -- 4.6%
  Banca Fideuram SpA.........................       25,000            64,787
  Credito Italiano SpA.......................       31,000            44,073
  Pininfarina SpA............................        5,000            67,787
  Seat SpA...................................        4,000             1,392
  Telecom Italia Mobile SpA..................       13,300            38,296
                                                                ------------
                                                                     216,335
                                                                ------------
JAPAN -- 10.5%
  Familymart.................................        1,000            37,777
  Ibiden Co., Ltd............................        2,000            21,518
  Kawasaki Heavy Industrial, Ltd.............        5,000            19,455
  Mitsui Fudosan Co., Ltd....................        3,000            31,063
  Nichiei Co. Ltd............................          400            31,063
  Nintendo Co., Ltd..........................          700            50,283
  Orix Corp..................................        1,000            44,087
  Promise Co., Ltd...........................        1,200            50,283
  Sony Corp..................................          600            41,983
  TDK Corp...................................        1,000            68,759
  Terumo Corp................................        3,000            42,469
  Toyota Motor Corp..........................        2,000            50,639
                                                                ------------
                                                                     489,379
                                                                ------------
MALAYSIA -- 4.6%
  AMMB Holdings BHD..........................        4,400            36,585
  Malayan Banking BHD........................        2,000            22,805
  Metroplex BHD..............................       18,800            22,006
  Oriental Holdings BHD......................        4,000            36,166
  Sime Darby BHD.............................        4,000            14,612
  YTL Power International BHD*...............       52,400            84,601
                                                                ------------
                                                                     216,775
                                                                ------------
MEXICO -- 3.1%
  Coca-Cola Femsa S.A. -- ADR................          800            28,800
  ECE S.A.*..................................       30,000            41,356
  Empresas ICA Sociedad......................        2,400            38,100
  Tubos de Acero De Mexico -- ADR*...........        2,200            37,675
                                                                ------------
                                                                     145,931
                                                                ------------
NETHERLANDS -- 4.9%
  Aegon NV...................................          450            31,706
  ASM Lithography Holding NV*................          600            46,659
  Baan Corp. NV*.............................        1,180            54,440

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
NETHERLANDS (CONTINUED)

  IHC Caland NV..............................          750      $     40,082
  Oce-Van Der Grinten NV.....................          420            54,390
                                                                ------------
                                                                     227,277
                                                                ------------
NORWAY -- 2.8%
  Petroleum Geo-Services ASA -- ADR*.........        1,450            62,350
  Schibsted A/S..............................        3,300            66,696
                                                                ------------
                                                                     129,046
                                                                ------------
PHILIPPINES -- 1.8%
  Equitable Banking Corp.*...................       20,000            85,996
                                                                ------------
PORTUGAL -- 0.9%
  Portugal Telecom S.A.......................        1,150            42,820
                                                                ------------
RUSSIA -- 0.7%
  Lukoil Oil Co. -- ADR......................          550            31,136
                                                                ------------
SINGAPORE -- 1.2%
  DBS Land Ltd...............................        6,000            20,512
  Parkway Holdings Ltd.......................        5,000            19,031
  United Overseas Bank Ltd...................        1,800            18,436
                                                                ------------
                                                                      57,979
                                                                ------------
SOUTH AFRICA -- 1.0%
  South African Breweries....................        1,500            47,519
                                                                ------------
SPAIN -- 0.9%
  Banco Central Hispanoamericano S.A.........        1,500            39,815
                                                                ------------
SWEDEN -- 1.9%
  NetCom Systems AB*.........................        3,000            44,237
  Telefonaktiebolaget LM Ericsson -- B.......        1,200            42,404
                                                                ------------
                                                                      86,641
                                                                ------------
SWITZERLAND -- 5.1%
  Adecco SA Cheserex.........................          110            35,864
  Ares-Seron Group...........................           60            78,999
  Novartis AG................................           20            24,831
  Roche Holding AG...........................           10            86,514
  Swiss Reinsurance Corp.....................           10            10,636
                                                                ------------
                                                                     236,844
                                                                ------------
TAIWAN -- 0.5%
  ASE Test Ltd.*.............................          700            22,312
                                                                ------------
UNITED KINGDOM -- 14.9%
  Airtours PLC...............................        4,400            71,403
  Avis Europe PLC*...........................       35,000            76,287
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

  Bank of Ireland............................        2,000      $     19,987
  Berkeley Group PLC.........................        6,000            71,311
  British Aerospace PLC......................        3,100            69,583
  British Airways PLC........................        4,900            52,836
  Caradon PLC................................       11,900            49,037
  Compass Group PLC..........................        4,000            43,263
  Ladbroke Group PLC.........................       21,700            80,317
  Pearson PLC................................        2,000            23,984
  Sema Group PLC.............................        3,000            67,856
  WPP Group PLC..............................       16,500            68,806
                                                                ------------
                                                                     694,670
                                                                ------------
UNITED STATES OF AMERICA -- 2.3%
  ITC Limited................................        3,400            44,625
  TDK Corp...................................          900            60,525
                                                                ------------
                                                                     105,150
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $4,498,875)........................................        4,557,615
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT
----------------------------------------------------------------------------
CONVERTIBLE BONDS -- 1.7%
----------------------------------------------------------------------------
UTILITIES (ELECTRIC)
  First Pacific Capital 144A
    2.00%, 03/27/02
    (Cost $78,000)...........................     $ 78,000            77,805
                                                                ------------
----------------------------------------------------------------------------
COMMERCIAL PAPER -- 6.9%
----------------------------------------------------------------------------
  Associates Corp. -- 2.8%
    6.75%, 04/01/97..........................      130,000           130,000
  Merrill Lynch -- 4.1%
    6.35%, 04/01/97..........................      194,000           194,000
                                                                ------------
TOTAL COMMERCIAL PAPER
  (Cost $324,000)..........................................          324,000
                                                                ------------
TOTAL INVESTMENTS -- 106.2%
  (Cost $4,900,875)........................................        4,959,420
LIABILITIES IN EXCESS OF OTHER ASSETS -- (6.2%)............         (290,544)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $  4,668,876
                                                                ------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1997
------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Advertising.................................         1.5%
Aerospace...................................         1.5
Airlines....................................         1.1
Alcoholic Beverages.........................         1.0
Automotive..................................         9.3
Beverages/Soft Drinks.......................         0.6
Biotechnology...............................         3.6
Building Materials..........................         0.8
Chemicals...................................         1.4
Computers/Office Automation.................         1.2
Consumer Electrical.........................         0.9
Drugs/Pharmaceuticals.......................         3.3
Electric Utilities..........................         2.2
Finance Companies...........................         2.0
Food Chains.................................         1.5
Grocery Products............................         1.6
Homebuilding................................         1.5
Industrial Engineering/Construction.........         0.8
Integrated Oil Companies....................         0.4
Leisure/Gaming..............................         1.7
Machinery/Equipment.........................         2.7
Medical Supplies............................         0.9
Metals......................................         0.6
Money Center Banks..........................         3.5
Multi-Line Insurers.........................         0.9

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Oil/Gas Production..........................         0.7%
Oilfield Services/Equipment.................         2.2
Other Commercial/Industrial Services........         5.6
Other Consumer Services.....................         1.5
Other Financial Services....................         2.2
Other Health Services.......................         0.8
Other Production/Manufacturing..............         0.9
Paper.......................................         0.5
Publishing..................................         3.3
Real Estate Development/Investment..........         1.6
Recreational Products.......................         1.1
Regional/Commercial Banks...................         5.2
Rental/Leasing Companies....................         2.6
Restaurants.................................         0.9
Semiconductors/Electric Companies...........         3.8
Soaps/Cosmetics.............................         0.9
Software....................................         6.3
Telecommunication Equipment.................         2.7
Telecommunication Services..................         1.6
Telephone...................................         5.5
Tobacco Products............................         1.1
Water Supply................................         1.8
Short Term Obligations......................         6.9
Liabilities in Excess of Other Assets.......        (6.2)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

WORLDWIDE GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                           Lawrence S. Speidell, CFA,
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                                 John J. Kane,
                       Partner, Senior Portfolio Manager
                               Loretta J. Morris,
                            Senior Portfolio Manager
                               Melisa Grigolite,
                               Portfolio Manager
                              Ernesto Ramos, Ph.D,
                            Senior Portfolio Manager

  GOAL: The Nicholas-Applegate Worldwide Growth Fund seeks to maximize long-term capital appreciation by investing in growth stocks of U.S. and international companies.

  REVIEW AND OUTLOOK: The Worldwide Growth Fund delivered solid performance on the strength of stock selection this year, outperforming its benchmark, the MSCI World Index. For the 12-month period ending March 31, 1997, the Fund posted a 13.2% gain versus a 9.4% return for the benchmark.

  The Fund seeks a strategic mix of overseas and domestic stocks, based on Nicholas-Applegate's global, bottom-up selection process.

  Approximately 25% weighted in the United States, the Fund gained substantial returns from holdings such as Merck & Co., a pharmaceutical company which thrives on its ongoing heart research program, as well as the success of drugs such as Aggrastat, which treats coronary syndromes, and Propecia, which treats male pattern baldness. The Travelers Group, a U.S.-based financial services company, was another strong contributor to the Fund's performance.

  Nicholas-Applegate's stock selection strategy, coupled with the Fund's underweighting in Japan, significantly boosted performance during the period.

  Our bottom-up approach resulted in reduced exposure to Japanese equities, as economic concerns and the weak showing among banking and financial services stocks took their toll on the Japanese market during the year.

  European export-oriented companies, in which the Fund invested, benefited primarily from the strength of the dollar. Pent-up demand for new automobile models in Europe led us to companies such as Porsche, whose cost-cutting program resulted in a ten-fold rise in profits.

  Other strong contributors to the Fund were AXA, a French company which has become one of the world's leading insurance firms since its merger with UAP, and Cap Gemini, a German computer services firm which continues to show promising growth potential.

  Stock selection in emerging markets including Mexico, Egypt, Spain, Hungary, and Taiwan, also helped the Fund's positive performance for the year.

  In light of today's favorable economic environment and our ability to identify what we believe are the best individual stock opportunities around the world, we remain optimistic regarding the outlook for long-term global growth investing.

                            REPRESENTATIVE HOLDINGS

                              Volkswagen, Germany
                            Ares-Serono, Switzerland
                              Intel, United States
                              Merck, United States
                                ASE Test, Taiwan
                             Novo-Nordisk, Denmark
                                   TDK, Japan
                         Petroleum Geo Services, Norway
                         Travelers Group, United States
                      Telecomunicacoes Brasileires, Brazil

--------------------------------------------------------------------------------

WORLDWIDE GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE WORLDWIDE GROWTH INSTITUTIONAL PORTFOLIO WITH THE MSCI WORLD INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 13.18%                         As of 03/31/97                        10.72%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                WORLDWIDE GROWTH       MSCI WORLD
                 INSTITUTIONAL
                   PORTFOLIO             INDEX
01-Oct-93               $250,000.00     $250,000.00
31-Dec-93                250,600.00      254,061.23
31-Mar-94                263,000.00      255,609.44
30-Jun-94                258,600.00      263,296.68
30-Sep-94                272,200.00      268,946.15
31-Dec-94                258,091.09      267,012.17
31-Mar-95                262,104.94      279,072.01
30-Jun-95                277,357.61      290,978.78
30-Sep-95                303,648.39      306,816.19
31-Dec-95                297,700.90      321,380.29
31-Mar-96                315,501.56      334,459.71
30-Jun-96                337,394.33      344,170.41
30-Sep-96                337,803.52      348,762.29
31-Dec-96                352,799.84      364,721.36
31-Mar-97                357,071.62      365,767.30

This graph compares a $250,000 investment in the Worldwide Growth Institutional Portfolio with the Morgan Stanley Capital International ("MSCI") World Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

MSCI World Index consists of more than 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 98.9%
----------------------------------------------------------------------------
ARGENTINA -- 1.2%
  Banco Frances del Rio de la Plata SA --
    ADR......................................         9,800     $    294,000
  Perez Companc SA...........................        42,715          331,041
  Siderar SA.................................         7,728           26,662
  Siderca SA.................................       193,200          410,550
  Telefonica de Argentina SA -- ADR..........         8,000          235,000
                                                                ------------
                                                                   1,297,253
                                                                ------------
AUSTRALIA -- 0.0%
  Australian Gas & Light Co., Ltd............         3,170           18,016
                                                                ------------
BRAZIL -- 1.4%
  Centrais Electricas Brasileiras SA -- ADR..        25,000          536,400
  Lojas Arapua S.A...........................     4,383,000          101,054
  Telecomunicacoes Brasileiras S/A-Telebras
    -- ADR...................................         4,800          491,400
  TV Filme, Inc. ADR*........................        27,100          335,362
                                                                ------------
                                                                   1,464,216
                                                                ------------
CANADA -- 2.7%
  Canadian Imperial Bank of Commerce.........        44,000          994,871
  Northern Telecom Ltd.......................        10,000          653,750
  Royal Bank of Canada.......................        28,600        1,115,400
                                                                ------------
                                                                   2,764,021
                                                                ------------
CHILE -- 0.6%
  Quimica Minera Chile SA -- ADR.............         5,600          322,700
  Vina Concha Y Toro -- ADR..................        10,400          296,400
                                                                ------------
                                                                     619,100
                                                                ------------
CZECH REPUBLIC -- 0.5%
  SPT Telecom AS*............................         4,000          474,227
                                                                ------------
DENMARK -- 0.6%
  Novo Nordisk A/S -- B......................         5,740          600,740
                                                                ------------
EGYPT -- 0.5%
  Commercial International Bank*.............        21,355          482,623
                                                                ------------
FINLAND -- 2.6%
  Metsa-Serla Oy -- B........................        60,600          436,888
  Oy Nokia Corp. AB -- ADR...................        16,200          943,650
  Raision Tehtaat Oy.........................        14,300        1,317,312
                                                                ------------
                                                                   2,697,850
                                                                ------------
FRANCE -- 4.7%
  AXA-UAP....................................         8,000          530,484
  Bouygues Offshore SA.......................        24,000          639,060
  Cap Gemini Sogeti SA.......................        18,000        1,094,523
  Lagardere Groupe SA (Non Trading)..........           377           12,221
  Lagardere Groupe SA........................        36,200        1,173,462
  Promodes SA................................         2,000          677,883
  SGS-Thomson Microelectronics N.V.*.........        10,000          703,535
                                                                ------------
                                                                   4,831,168
                                                                ------------
GERMANY -- 6.1%
  BASF AG....................................        40,000        1,532,374

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

GERMANY (CONTINUED)

  Bayerische Motoren Werke AG................         1,000     $    817,746
  Daimler Benz AG............................        20,000        1,613,909
  Fresenius AG...............................         2,935          644,010
  Volkswagen AG..............................         3,200        1,764,988
                                                                ------------
                                                                   6,373,027
                                                                ------------
HONG KONG -- 2.4%
  Guangdong Investments Ltd..................       600,000          514,918
  HSBC Holdings Ltd.*........................        22,400          520,339
  Hutchison Whampoa Ltd......................        74,000          556,280
  Qingling Motors Company*...................       695,000          369,977
  Sun Hung Kai Properties Ltd................        49,000          518,532
                                                                ------------
                                                                   2,480,046
                                                                ------------
INDIA -- 1.2%
  Bombay Suburban Electric Supply Co. Ltd....        60,000          332,776
  HDFC Bank Ltd.*............................       250,000          323,997
  State Bank of India*.......................        24,400          559,980
                                                                ------------
                                                                   1,216,753
                                                                ------------
INDONESIA -- 0.4%
  PT Bank Negara Indonesia*..................       650,000          372,260
                                                                ------------
IRELAND -- 1.5%
  Elan Corp. PLC -- ADR*.....................        22,000          750,750
  Saville Systems PLC*.......................        27,400          787,750
                                                                ------------
                                                                   1,538,500
                                                                ------------
ISRAEL -- 0.8%
  Gilat Satellite Networks*..................        12,400          375,100
  Koor Industries Ltd........................        12,500          225,000
  Tecnomatix Technologies Ltd.*..............        12,000          249,000
                                                                ------------
                                                                     849,100
                                                                ------------
ITALY -- 2.9%
  Banca Fideuram SpA.........................       360,000          932,933
  Credito Italiano SpA.......................       803,000        1,141,638
  Telecom Italia Mobile SpA..................       322,300          928,038
                                                                ------------
                                                                   3,002,609
                                                                ------------
JAPAN -- 11.9%
  Advantest Corp.............................        16,390          827,322
  Bank of Tokyo-Mitsubishi...................         2,000           31,225
  Bridgestone Corp...........................        40,000          750,688
  Canon, Inc.................................        30,000          643,100
  Fujitsu, Ltd...............................        58,000          591,166
  Hirose Electric............................        11,000          604,190
  Honda Motor Co., Ltd.......................        20,000          596,991
  Ibiden Co., Ltd............................        50,000          537,939
  Mitsui Fudosan Co., Ltd....................        47,000          486,653
  Nichiei Co., Ltd...........................        10,000          776,573
  Nintendo Co., Ltd..........................        10,800          775,797
  Orix Corp..................................        16,000          705,387
  Promise Co., Ltd...........................        22,000          921,857
  Sony Corp..................................        16,000        1,119,560
  TDK Corp...................................        19,000        1,306,423

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
JAPAN (CONTINUED)

  Terumo Corp................................        80,000     $  1,132,503
  Toyota Motor Corp..........................        20,000          506,390
                                                                ------------
                                                                  12,313,764
                                                                ------------
MALAYSIA -- 2.2%
  AMMB Holdings BHD..........................        42,500          366,584
  Malayan Banking BHD........................        33,000          376,287
  Metroplex BHD..............................       500,000          585,267
  Sime Darby BHD.............................        57,000          208,214
  UMW Holdings BHD...........................        61,000          337,316
  United Engineers BHD.......................        50,000          435,923
                                                                ------------
                                                                   2,309,591
                                                                ------------
MEXICO -- 2.0%
  Cifra SA de CV -- Series A.................        14,676           20,008
  Cifra SA de CV -- Series C.................       120,000          168,768
  Coca-Cola Femsa S.A. -- ADR................        17,200          619,200
  Fomento Economico Mexicano SA de CV........       140,000          622,616
  Gruma SA -- B*.............................        69,000          340,957
  Tubos de Acero De Mexico -- ADR*...........        22,000          376,750
                                                                ------------
                                                                   2,148,299
                                                                ------------
NETHERLANDS -- 2.8%
  Baan Co., N.V.*............................        19,300          861,263
  IHC Caland NV..............................        12,900          689,413
  Koninklijke Volker Stevin NV-CVA...........         5,400          584,671
  Oce-Van Der Grinten NV.....................         5,955          771,174
                                                                ------------
                                                                   2,906,521
                                                                ------------
NORWAY -- 2.7%
  Petroleum Goe-Services ASA -- ADR*.........        26,300        1,130,900
  Schibsted A/S..............................        37,000          747,802
  Tomra Systems A/S..........................        44,500          892,671
                                                                ------------
                                                                   2,771,373
                                                                ------------
PAKISTAN -- 0.2%
  Fauji Fertilizer Co. Ltd...................         7,900           15,473
  Hub Power Co.*.............................       254,000          237,016
                                                                ------------
                                                                     252,489
                                                                ------------
PHILLIPPINES -- 0.4%
  Metropolitan Bank & Trust Co...............        15,000          389,943
                                                                ------------
POLAND -- 0.2%
  Elektrim Spolka Akcyjna SA.................        26,800          235,393
                                                                ------------
PORTUGAL -- 0.3%
  Portugal Telecom SA........................         9,600          357,453
                                                                ------------
RUSSIA -- 0.5%
  Lukoil Oil Co. -- ADR......................         8,400          475,524
  Vimpel-Communications -- ADR*..............         2,700           86,400
                                                                ------------
                                                                     561,924
                                                                ------------
SINGAPORE -- 1.6%
  Lindeteves-Jacoberg Ltd....................       500,000          695,502
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

SINGAPORE (CONTINUED)

  Parkway Holdings Ltd.......................       124,000     $    471,972
  United Overseas Bank Ltd...................        46,495          476,212
                                                                ------------
                                                                   1,643,686
                                                                ------------
SOUTH AFRICA -- 0.8%
  Liberty Life Association of Africa Ltd.....        18,192          510,445
  South African Breweries Ltd................        10,300          326,296
                                                                ------------
                                                                     836,741
                                                                ------------
SPAIN -- 0.8%
  Banco Central Hispanoamericano SA..........        30,000          796,291
                                                                ------------
SWEDEN -- 0.9%
  Telefonaktiebolaget LM Ericsson -- B.......        27,000          954,089
                                                                ------------
SWITZERLAND -- 4.6%
  Adecco SA..................................         3,500        1,141,119
  Ares-Serono Group..........................         1,380        1,816,976
  Novartis AG................................           525          651,825
  Roche Holding AG...........................            80          692,110
  Swiss Reinsurance Co.......................           450          478,623
                                                                ------------
                                                                   4,780,653
                                                                ------------
TAIWAN -- 1.2%
  ASE Test Ltd.*.............................        36,900        1,176,188
  Tuntex Distinct Corp.......................         5,725           42,823
                                                                ------------
                                                                   1,219,011
                                                                ------------
THAILAND -- 0.5%
  PTT Exploration and Production Public Co.
    Ltd......................................        35,000          520,015
  Thai Farmers Bank Public Co. Ltd. --
    Foreign*.................................         5,375           34,964
                                                                ------------
                                                                     554,979
                                                                ------------
UNITED KINGDOM -- 9.4%
  Airtours PLC...............................        65,000        1,054,815
  Avis Europe PLC*...........................       315,000          686,582
  Bank of Ireland............................        65,000          649,569
  British Aerospace PLC......................        48,287        1,083,851
  British Airways PLC........................        74,526          803,612
  Caradon PLC................................       163,000          671,678
  Compass Group PLC..........................        71,000          767,927
  GKN PLC....................................         1,807           29,740
  Granada Group PLC..........................        23,700          357,701
  Ladbroke Group PLC.........................       158,000          584,798
  Pearson PLC................................        55,000          659,563
  Professional Staff PLC -- ADR*.............        47,000          405,375
  WPP Group PLC..............................       325,000        1,355,274
  Zagrebacka Banka -- GDR*...................        21,250          672,031
                                                                ------------
                                                                   9,782,516
                                                                ------------
UNITED STATES OF AMERICA -- 25.4%
  Ascend Communications, Inc.*...............         1,800           73,350
  BMC Industries, Inc........................         8,000          226,000
  BMC Software, Inc.*........................        12,400          571,950
  Boston Chicken, Inc.*......................         5,400          164,700

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
UNITED STATES OF AMERICA (CONTINUED)

  Cadence Design Systems, Inc.*..............         9,250     $    317,969
  Callaway Golf Co...........................        11,500          329,187
  Camco International, Inc...................         9,600          422,400
  Central Garden and Pet Co.*................         8,900          161,312
  Chase Manhattan Corp.......................         2,500          234,063
  Children's Comprehensive Services, Inc.*...         8,800          101,200
  Chrysler Corp..............................        27,300          819,000
  Cisco Systems, Inc.*.......................         6,000          288,750
  Comerica, Inc..............................         8,400          473,550
  Compuware Inc.*............................         4,300          269,825
  Dell Computer Corp.*.......................        11,200          757,400
  Electronics For Imaging, Inc.*.............        10,200          406,725
  Encad, Inc.*...............................         7,400          221,075
  Executive Risk, Inc........................         8,300          384,913
  Fannie Mae.................................        23,600          852,550
  Finish Line, Inc., The*....................        16,200          360,450
  Gateway 2000, Inc.*........................        10,500          538,125
  General Electric Co........................         1,100          109,175
  Guidant Corp...............................         3,700          227,550
  HBO & Co...................................         5,300          251,750
  HFS, Inc.*.................................         6,500          382,688
  Intel Corp.................................         9,400        1,307,775
  International Specialty Products, Inc.*....        15,500          193,750
  Interstate Bakeries Corp...................        12,500          590,625
  Jones Medical Industries, Inc..............        13,625          327,000
  Liz Claiborne, Inc.........................         7,500          327,188
  Loews Corp.................................         9,100          808,763
  MBNA Corp..................................        25,300          705,238
  McAfee Associates, Inc.*...................         6,000          265,500
  Medicis Pharmaceutical Corp.*..............         7,800          232,050
  Merck & Co., Inc...........................        14,200        1,196,350
  Microsoft Corp.*...........................         1,700          155,869
  Molecular Devices Corp.*...................        43,000          596,625
  Nautica Enterprises, Inc.*.................         7,900          198,487
  NBTY, Inc.*................................        18,900          285,862
  New York Bancorp, Inc......................         1,350           39,150
  Oxford Health Plans, Inc.*.................         1,500           87,937
  Pacific Sunwear of California*.............        13,650          447,037
  Pairgain Technology, Inc.*.................        11,600          343,650
  Peoplesoft, Inc.*..........................         3,800          152,000
  Premark International, Inc.................        10,800          214,650
  Providian Corp.............................        15,600          834,600
  QLogic Corp.*..............................        26,000          513,500
  Riser Foods, Inc...........................         7,600          251,750
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

UNITED STATES OF AMERICA (CONTINUED)

  Robert Half International, Inc.*...........         9,400     $    327,825
  Ross Stores Inc............................        27,200          690,200
  Safeskin Corp.*............................        10,200          184,875
  Safeway, Inc.*.............................        18,100          839,387
  Showbiz Pizza Time, Inc.*..................        11,900          208,250
  SPX Corp.*.................................         8,200          372,075
  Student Loan Marketing Association.........         3,800          361,950
  TCF Financial Corp.........................         1,000           39,625
  Tellabs, Inc.*.............................        14,500          523,812
  Travelers Group, Inc.......................        18,800          900,050
  United Technologies Corp...................        12,200          918,050
  Unocal Corp................................         7,200          274,500
  USX-Marathon Group.........................        30,900          861,337
  Veritas DGC, Inc.*.........................        30,000          592,500
  Zions Bancorporation.......................         2,100          249,375
                                                                ------------
                                                                  26,364,824
                                                                ------------
VENEZUELA -- 0.4%
  Mavesa SA -- ADR...........................        61,540          407,703
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $89,964,628).......................................
                                                                 102,668,752
                                                                ------------
----------------------------------------------------------------------------
WARRANTS/RIGHTS -- 0.0%
----------------------------------------------------------------------------
SINGAPORE
  United Overseas Bank Ltd. -- Warrants*
    (Cost $1,333)............................           208              885
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT
----------------------------------------------------------------------------
CONVERTIBLE BONDS -- 1.8%
----------------------------------------------------------------------------
UTILITIES (ELECTRIC)
  First Pacific Capital 144A
    2.00%, 3/27/02
    (Cost $1,891,000)........................     $1,891,000    $  1,886,273
                                                                ------------
TOTAL INVESTMENTS -- 100.7%
  (Cost $91,856,961).......................................
                                                                $104,555,910
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%)............         (740,534)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $103,815,376
                                                                ------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1997
------------------------------------------------------------------------

WORLDWIDE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Advertising.................................         1.3%
Aerospace...................................         1.9
Agriculture.................................         0.3
Airlines....................................         0.8
Alcoholic Beverages.........................         1.2
Apparel.....................................         0.5
Automotive..................................         6.3
Automotive Equipment........................         1.1
Beverages/Soft Drinks.......................         0.6
Biotechnology...............................         2.3
Broadcasting................................         0.3
Building Materials..........................         1.0
Chemicals...................................         1.5
Clothing Chains.............................         1.1
Computers/Office Automation.................         4.2
Consumer Electrical.........................         1.1
Department/Discount Stores..................         0.2
Drugs/Pharmaceuticals.......................         4.0
Electric Utilities..........................         1.1
Electronic Instruments......................         0.6
Finance Companies...........................         3.5
Food Chains.................................         1.7
Grocery Products............................         2.2
Industrial Engineering/Construction.........         1.0
Investment Companies........................         0.5
Leisure/Gaming..............................         0.6
Life Insurers...............................         0.5
Lodging.....................................         0.4
Machinery/Equipment.........................         2.6
Managed Health care/HMO's...................         0.1
Medical Supplies............................         2.7

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Metals......................................         0.4%
Money Center Banks..........................         3.7
Multi-Line Insurers.........................         3.1
Oil/Gas Production..........................         2.1
Oilfield Services/Equipment.................         3.3
Other Commercial/Industrial Services........         4.2
Other Consumer Services.....................         1.1
Other Financial Services....................         1.3
Other Health Services.......................         0.2
Other Health Services.......................         0.2
Other Production/Manufacturing..............         1.8
Paper.......................................         0.4
Property -- Casualty Insurance..............         1.1
Publishing..................................         2.5
Real Estate Development/Investment..........         1.5
Recreational Products.......................         1.4
Regional/Commercial Banks...................         6.2
Rental/Leasing Companies....................         1.3
Restaurants.................................         0.4
Savings & Loan/Thrifts......................         0.1
Semiconductors/Electric Companies...........         3.7
Software....................................         5.0
Specialty Chains............................         0.3
Telecommunication Equipment.................         3.7
Telecommunication Services..................         0.1
Telephone...................................         2.4
Utilities...................................         1.8
Wholesale Distribution......................         0.2
Liabilities in Excess of Other Assets.......       (0.7)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

FULLY DISCRETIONARY FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Fred S. Robertson,
                       Partner, Chief Investment Officer,
                            Fixed Income Management
                              James E. Kellerman,
                       Partner, Senior Portfolio Manager
                              Alan J. Brochstein,
                               Portfolio Manager
                                 Malcom S. Day,
                               Portfolio Manager
                                David L. Kroon,
                               Portfolio Manager
                                  Ashvin Syal,
                               Portfolio Manager
                                  David Smith,
                               Portfolio Manager
                              Douglas G. Forsyth,
                               Portfolio Manager
                                 Susan Malone,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Fully Discretionary Fixed Income Fund seeks to maximize long-term total return from a portfolio of investment grade fixed-income securities with an average portfolio duration between two and eight years.

  REVIEW AND OUTLOOK: During the 12-month period ending March 31, 1997, conflicting news regarding the direction and pace of the U.S. economy contributed to a choppy environment for U.S. fixed income securities. As investors struggled to interpret mixed economic reports, interest rates oscillated. Among the factors negatively impacting the bond market were reports of strong job growth, high levels of consumer confidence, and accelerating gains in personal income. Concurrent with these short-term negatives, longer-term positive fundamentals such as contractionary fiscal policies, stable money supply growth rates, and moderate economic growth rates remained evident.

  Interest rates were volatile throughout the past year but without a clear trend. As a result, we structured the Fund to reflect a relatively neutral stance on rates. Returns for the Fund were enhanced through sector and security selection. A relatively large allocation to mortgage securities, as well as exposure to international bonds and select high yield securities were positive contributors to the Fund's performance. During the period, the Fund advanced 5.0% vs. 4.4% for the Lehman Government/ Corporate Index.

  At March end, mortgage securities comprised 39% of the Fund while corporate and asset-backed securities accounted for 15% of the Fund. Twenty percent of the Fund was invested in international bonds as of March 31, 1997. Because of their significant yield premium over U.S. Treasuries, mortgage securities were attractive. The wide yield spread reflected the bond market's volatility as well as excessively pessimistic expectations for mortgage refinancing. However, interest rates remained in a range not conducive to refinancing activity. As a result of compelling yields and sound fundamentals, mortgages remain a significant position in the Fund.

  For much of the fiscal year, issue selection among corporate bonds contributed favorably to results. Although corporate bonds continue to offer exceptional opportunities, the contraction in yield premiums and potential for increasing credit risk premiums prompted us to reduce our exposure to this sector recently.

  The Fund's international fixed income securities, particularly European issues, added value. Steep yield curves and sluggish economic activity in Europe created a positive environment for bonds. We continue to maintain hedged allocations in the international sector.

  Overall, our long-term outlook for bonds remains positive. However, with little slack in the U.S. economy, short periods of accelerating economic activity may prompt the Federal Reserve Board to raise rates, as it did in March. As a result, we believe the risk that interest rates may rise further before they fall makes a neutral, near-term stance on interest rates appropriate. We continue our search to add value through tactical yield curve decisions and sector and issue selection.

--------------------------------------------------------------------------------

FULLY DISCRETIONARY FIXED INCOME INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE FULLY DISCRETIONARY FIXED INCOME INSTITUTIONAL PORTFOLIO WITH THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

 1 YEAR                ANNUALIZED TOTAL RETURNS               Since Inception
  4.98%                     As of 03/31/97                         6.66%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 FULLY        LEHMAN BROTHERS
             DISCRETIONARY      GOVERNMENT/
             FIXED INCOME        CORPORATE
                 FUND            BOND INDEX
08-31-95          $ 250,000           $ 250,000
09-30-95            257,850             252,550
12-31-95            272,032             264,319
03-31-96            263,762             258,134
06-30-96            264,975             259,321
09-30-96            270,010             263,885
12-31-96            278,245             271,960
03-31-97            276,858             269,621

This graph compares a $250,000 investment in the Fully Discretionary Fixed Income Institutional Portfolio with the Lehman Brothers Government/Corporate Bond Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Index returns reflect the reinvestment of income and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
FULLY DISCRETIONARY FIXED INCOME FUND

                                                     NUMBER
                                                    OF SHARES            VALUE
----------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.3%
----------------------------------------------------------------------------------
  Marquette Real Estate Fund 13.701%
    (Cost $44,959)...........................            45,000      $      43,733
                                                                     -------------


                                                    PRINCIPAL
                                                     AMOUNT
----------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 32.2%
----------------------------------------------------------------------------------
U.S. TREASURY BONDS -- 13.2%
  10.625%, 08/15/15..........................     $     610,000            821,402
  7.625%, 02/15/25...........................            10,000             10,498
  6.750%, 08/15/26...........................            35,000             33,163
  6.500%, 11/15/26...........................         1,355,000          1,247,453
                                                                     -------------
                                                                         2,112,516
                                                                     -------------
U.S. TREASURY NOTES -- 18.3%
  5.000%, 01/31/98...........................           485,000            480,907
  5.125%, 11/30/98...........................           150,000            147,234
  5.625%, 11/30/98...........................           225,000            222,398
  6.250%, 04/30/01...........................           995,000            978,055
  6.500%, 08/31/01...........................           200,000            198,000
  5.875%, 11/30/01...........................           500,000            482,420
  7.250%, 05/15/04...........................           295,000            300,900
  7.250%, 08/15/04...........................            40,000             40,800
  7.500%, 02/15/05...........................            30,000             31,041
  8.750%, 08/15/00...........................            25,000             26,547
                                                                     -------------
                                                                         2,908,302
                                                                     -------------
U.S. TREASURY STRIPS -- 0.7%
  0.000%, 05/15/04...........................           185,000            113,845
                                                                     -------------
TOTAL U. S. TREASURY OBLIGATIONS
  (Cost $5,150,647)............................................          5,134,663
                                                                     -------------
----------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 42.4%
----------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP., DISCOUNT NOTES -- 0.7%
    5.480%, 04/02/97.........................           116,000            115,982
                                                                     -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 7.0%
  Pool 380032
    10.000%, 10/01/03........................           112,570            118,374
  Pool 200112
    9.500%, 11/01/05.........................            99,975            104,130
  Pool E80820
    7.000%, 07/01/10.........................           183,621            180,790
  Pool E20197
    7.000%, 10/01/10.........................            21,330             21,001
  Pool E20207
    7.000%, 12/01/10.........................           262,211            258,168
  Pool E62135
    7.000%, 12/01/10.........................             8,164              8,038
  Pool 1356 J
    5.500%, 10/15/20.........................           110,000             98,032
  Pool G43PF
    6.500%, 02/17/21.........................           150,000            141,937
  Pool 1905 H
    7.500%, 10/15/26.........................           115,000            110,364
                                                    PRINCIPAL
                                                     AMOUNT              VALUE
----------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)

  Pool 1915 C
    7.500%, 12/25/26.........................     $      75,000      $      71,742
                                                                     -------------
                                                                         1,112,576
                                                                     -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.9%
  Pool 303481
    10.000%, 10/01/05........................           140,827            149,013
  Pool 303758
    9.500%, 07/01/06.........................           140,898            147,678
  Pool 303262
    9.500%, 05/01/07.........................           171,138            178,679
  Pool 273114
    6.500%, 02/01/09.........................           355,232            344,575
  Pool 1993-87 HA
    6.000%, 10/25/21.........................           125,000            115,664
                                                                     -------------
                                                                           935,609
                                                                     -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 28.8%
  Pool 780236
    7.000%, 07/15/08.........................           243,445            241,161
  Pool 780287
    7.000%, 12/15/08.........................            36,940             36,593
  Pool 405583
    8.000%, 02/15/11.........................           469,519            480,375
  Pool 426085
    6.500%, 05/15/11.........................           582,924            562,886
  Pool 50700
    11.500%, 02/15/12........................             9,151             10,327
  Pool 64054
    11.500%, 02/15/13........................             7,388              8,337
  Pool 68958
    11.500%, 07/15/13........................             9,690             10,936
  Pool 141741
    11.000%, 11/15/15........................            14,506             16,253
  Pool 780172
    11.000%, 06/15/20........................            78,358             87,572
  Pool 299705
    8.500%, 02/15/21.........................            13,614             14,103
  Pool 332970
    7.500%, 11/15/22.........................           187,860            185,512
  Pool 336173
    7.500%, 04/15/23.........................           183,698            181,172
  Pool 355498
    7.500%, 07/15/23.........................           458,751            452,444
  Pool
    7.500%, 08/15/23.........................            50,000             49,312
  Pool 355772
    7.500%, 08/15/23.........................           417,480            411,740
  Pool 780466
    7.500%, 08/15/23.........................            50,500             49,806
  Pool 346753
    7.500%, 09/15/23.........................           217,259            214,408
  Pool 368781
    6.500%, 10/15/23.........................            38,501             35,938
  Pool 376514
    7.500%, 05/15/24.........................           223,235            219,677

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                    PRINCIPAL
                                                     AMOUNT              VALUE
----------------------------------------------------------------------------------

AGENCY OBLIGATIONS -- 42.4% (Continued)
---------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

  Pool 377656
    7.500%, 11/15/25.........................     $   1,342,246      $   1,316,650
                                                                     -------------
                                                                         4,585,202
                                                                     -------------
TOTAL AGENCY OBLIGATIONS
  (Cost $6,767,756)............................................
                                                                         6,749,369
                                                                     -------------
----------------------------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 0.4%
----------------------------------------------------------------------------------
CREDIT CARDS
  AT&T Universal Card Master Trust-A
    5.950%, 10/17/02
    (Cost $67,210)...........................            70,000             68,075
                                                                     -------------
----------------------------------------------------------------------------------
CORPORATE BONDS -- 12.2%
----------------------------------------------------------------------------------
AMERICAN UTILITY -- 0.1%
  Illinois Central Railroad Co.
    7.700%, 09/15/46.........................            25,000             23,589
                                                                     -------------
AUTO -- 3.2%
  Chrysler Corp.
    7.450%, 03/01/27.........................            50,000             47,374
  Ford Motor Credit Corp.
    6.375%, 10/06/00.........................            50,000             48,908
  Ford Motor Credit Corp.
    7.250%, 05/15/99.........................           100,000            100,682
  Ford Motor Credit Corp.
    6.375%, 09/15/99.........................           300,000            296,775
                                                                     -------------
                                                                           493,739
                                                                     -------------
BANK & INSURANCE -- 2.6%
  American Resource Corp.
    7.450%, 12/15/26.........................            55,000             52,414
  Banc One Corp.
    7.625%, 10/15/26.........................            25,000             24,015
  GE Global Insurance Holding Corp.
    7.000%, 02/15/26.........................           105,000             95,459
  HSBC Americas, Inc.
    7.000%, 11/01/06.........................           105,000            100,476
  Mellon Capital I-Series A
    7.720%, 12/01/26.........................            45,000             42,084
  Travelers Capital II
    7.750%, 12/01/36.........................           105,000             97,617
                                                                     -------------
                                                                           412,065
                                                                     -------------
FINANCE -- 4.1%
  Associates Corp. NA
    6.875%, 02/01/03.........................            25,000             24,560
  Countrywide Capital I
    8.000%, 12/15/26.........................           110,000            104,129
  General Electric Capital Corp.
    6.875%, 04/15/00.........................           250,000            250,983
  General Electric Capital Corp.
    8.500%, 07/24/08.........................             5,000              5,435
  JP Morgan Capital Trust I
                                                    PRINCIPAL
                                                     AMOUNT              VALUE
----------------------------------------------------------------------------------

FINANCE (CONTINUED)

    7.540%, 01/15/27.........................           210,000            195,000
  JP Morgan Capital Trust II
    7.950%, 02/01/27.........................     $      75,000      $      72,836
                                                                     -------------
                                                                           652,943
                                                                     -------------
FOREIGN BANK -- 0.4%
  Abbey National Plc
    7.350%, 10/29/49.........................            65,000             63,347
  Swiss Bank Corp.-NY
    7.750%, 09/01/26.........................             5,000              4,921
                                                                     -------------
                                                                            68,268
                                                                     -------------
FOREIGN UTILITY (YANKEE) -- 0.3%
  Hydro-Quebec-HY
    8.400%, 01/15/22.........................            40,000             41,706
                                                                     -------------
TELEPHONE -- 1.5%
  AT&T Capital Corp.
    6.520%, 05/14/99.........................            50,000             49,624
  BellSouth Telecom
    7.000%, 12/01/95.........................           215,000            195,435
                                                                     -------------
                                                                           245,059
                                                                     -------------
TOTAL CORPORATE BONDS
  (Cost $1,969,312)............................................
                                                                         1,937,369
                                                                     -------------
----------------------------------------------------------------------------------
FOREIGN BONDS -- 5.7%
----------------------------------------------------------------------------------
CANADIAN -- 1.3%
  Canada Government Bond-A37
    10.500%, 03/01/01........................           240,000            201,060
                                                                     -------------
GERMANY -- 3.5%
  Federal National Mortgage Association
    Global
    5.000%, 02/16/01.........................           600,000            364,140
  German Unity Fund
    8.500%, 02/20/01.........................           275,000            187,273
                                                                     -------------
                                                                           551,413
                                                                     -------------
SWEDEN -- 0.9%
  Sweden Government Bond-1036
    10.250%, 05/05/00........................         1,000,000            150,499
                                                                     -------------
TOTAL FOREIGN BONDS
  (Cost $956,453)..............................................            902,972
                                                                     -------------
----------------------------------------------------------------------------------
GOVERNMENT ISSUES -- 0.3%
----------------------------------------------------------------------------------
  FNMA Medium Term Note
    6.340%, 07/17/00
    (Cost $49,188)...........................            50,000             49,187
                                                                     -------------
TOTAL INVESTMENTS -- 93.5%
  (Cost $15,005,525)...........................................         14,885,368
OTHER ASSETS IN EXCESS OF LIABILITIES -- 6.5%..................          1,033,017
                                                                     -------------
NET ASSETS -- 100.0%...........................................      $  15,918,385
                                                                     -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SHORT-INTERMEDIATE FIXED INCOME FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Fred S. Robertson,
                       Partner, Chief Investment Officer,
                            Fixed Income Management
                              James E. Kellerman,
                       Partner, Senior Portfolio Manager
                              Alan J. Brochstein,
                               Portfolio Manager
                                 Malcom S. Day,
                               Portfolio Manager
                                David L. Kroon,
                               Portfolio Manager
                                  David Smith,
                               Portfolio Manager
                                 Susan Malone,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Short-Intermediate Fixed Income Fund seeks primarily to preserve principal and liquidity and, secondarily, to realize a relatively high level of current income from a portfolio of investment grade fixed-income securities with a maximum dollar-weighted maturity of five years.

  REVIEW AND OUTLOOK: During the 12-month period ending March 31, 1997, conflicting news regarding the direction and pace of the U.S. economy contributed to a choppy environment for U.S. fixed-income securities. As investors struggled to interpret mixed economic reports, interest rates oscillated.

  Among the factors negatively impacting the bond market were reports of strong job growth, high levels of consumer confidence, and accelerating gains in personal income. Concurrent with these short-term negatives, longer-term positive fundamentals such as contractionary fiscal policies, stable money supply growth rates, and moderate economic growth rates remained evident.

  Interest rates were volatile throughout the past year but without a clear trend. As a result, we structured the Fund to reflect a relatively neutral stance on rates.

  Returns for the Fund were enhanced through sector and security selection. A relatively large allocation to mortgage securities, as well as exposure to select corporate and asset-backed securities were positive contributors to the Fund's performance. During the period, the Fund and the Merrill Lynch 1-3 Year Government Index each advanced 5.3%.

  At March end, mortgage securities comprised 59% of the Fund while asset-backed securities accounted for 30% of the Fund.

  Because of their significant yield premium over U.S. Treasuries, mortgage securities were attractive. The wide yield spread reflected the bond market's volatility as well as excessively pessimistic expectations for mortgage refinancing. However, interest rates remained in a range not conducive to refinancing activity. As a result of compelling yields and sound fundamentals, mortgages remain a significant position in the Fund.

  Overall, our long-term outlook for bonds remains positive. However, with little slack in the U.S. economy, short periods of accelerating economic activity may prompt the Federal Reserve Board to raise rates, as it did during March.

  As a result, we believe the risk that interest rates may rise further before they fall makes a neutral, near-term stance on interest rates appropriate. We continue our search to add value through sector and issue selection.

--------------------------------------------------------------------------------

SHORT-INTERMEDIATE FIXED INCOME INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE SHORT-INTERMEDIATE FIXED INCOME INSTITUTIONAL PORTFOLIO WITH THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
  5.30%                         As of 03/31/97                         6.76%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SHORT INTERMEDIATE   MERRILL LYNCH 1-3 YEAR
            FIXED INCOME FUND        TREASURY INDEX
8/31/95               $ 250,000               $ 250,000
9/95                    255,700                 251,200
12/95                   262,374                 257,505
3/96                    263,318                 258,381
6/96                    265,636                 260,990
9/96                    270,098                 265,297
12/96                   275,095                 270,364
3/31/97                 277,288                 272,148

This graph compares a $250,000 investment in the Short-Intermediate Fixed Income Institutional Portfolio with the Merrill Lynch 1-3 Year Treasury Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Merrill Lynch 1-3 Year Treasury is an index consisting of all public U.S. Treasury obligations having maturities from one to 2.99 years. It includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED INCOME FUND

                                               PRINCIPAL
                                                 AMOUNT      VALUE
---------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 5.3%
---------------------------------------------------------------------
U.S. TREASURY NOTES
  7.375%, 11/15/97...........................  $ 100,000   $  100,844
  7.750%, 11/30/99...........................     40,000       41,119
  6.250%, 04/30/01...........................    150,000      147,492
                                                           ----------
TOTAL U.S. TREASURY NOTES
  (Cost $291,831)........................................     289,455
                                                           ----------
---------------------------------------------------------------------
AGENCY OBLIGATIONS -- 60.9%
---------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 41.3%
  Pool 380032
    10.000%, 10/01/03........................     98,810      103,905
  Pool B00455
    9.000%, 12/01/03.........................    196,724      203,425
  Pool 380062
    9.500%, 11/01/04.........................    232,245      242,841
  Pool 1472 E
    6.250%, 02/15/05.........................    200,000      197,680
  Pool 380078
    9.000%, 04/01/05.........................    136,970      141,636
  Pool 200112
    9.500%, 11/01/05.........................    142,772      148,706
  Pool 504019
    9.000%, 03/01/06.........................    266,116      275,347
  Pool B00623
    9.000%, 06/01/06.........................    151,418      156,717
  Pool G10453
    9.000%, 06/01/07.........................     75,060       78,039
  Pool 1552 EA
    5.850%, 01/15/17.........................    185,000      180,486
  Pool G21H
    5.850%, 01/25/19.........................    225,000      213,750
  Pool 1836 D
    6.250%, 04/15/26.........................    300,000      292,320
                                                           ----------
                                                            2,234,852
                                                           ----------
FEDERAL HOME LOAN MORTGAGE DISCOUNT NOTES -- 2.3%
  5.480%, 04/02/97...........................    124,000      123,981
                                                           ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.8%
  Pool 50155
    10.000%, 12/01/03........................      7,058        7,477
  Pool 1991-95 Z
    8.500%, 11/25/05.........................    149,694      150,113
  Pool 2454
    14.750%, 10/01/12........................      6,278        7,527
  Pool G93-40 D
    5.700%, 07/25/16.........................    200,000      194,120
  Pool 1993-136 PB
    6.000%, 03/25/19.........................    120,000      115,556
                                                           ----------
                                                              474,793
                                                           ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 8.5%
  Pool 780328
    10.000%, 10/15/06........................    140,840      149,466
  Pool 64054
    11.500%, 02/15/13........................      7,388        8,337

                                               PRINCIPAL
                                                 AMOUNT      VALUE
---------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

  Pool 59779
    11.500%, 03/15/13........................  $   3,011   $    3,406
  Pool 780179
    12.000%, 10/15/15........................     66,219       76,496
  Pool 141741
    11.000%, 11/15/15........................     10,199       11,425
  Pool 780455
    11.500%, 02/15/16........................    183,664      207,196
  Pool 200947
    9.500%, 12/15/17.........................      5,656        6,103
                                                           ----------
                                                              462,429
                                                           ----------
TOTAL AGENCY OBLIGATIONS
  (Cost $3,313,246)......................................   3,296,055
                                                           ----------
---------------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 29.5%
---------------------------------------------------------------------
AUTOS -- 9.2%
  Daimler-Benz Auto Grantor Trust 1993-A A
    3.900%, 10/15/98.........................        972          965
  Premier Auto Trust 1995-2 A5
    7.150%, 02/04/99.........................    250,000      251,514
  Premier Auto Trust 1995-3 A4
    6.100%, 07/06/99.........................    250,000      249,609
                                                           ----------
                                                              502,088
                                                           ----------
BANKING -- 14.8%
  Bank One Credit Card Master Trust 1994-B A
    7.550%, 12/15/99.........................    175,000      176,422
  First Deposit Master Trust 1995-2 A
    6.050%, 08/15/02.........................    150,000      149,438
  Signet Credit Card Master Trust 1993-1 A
    5.200%, 02/15/02.........................    285,000      279,478
  Standard Credit Card Master Trust 1995-10 A
    5.900%, 02/07/01.........................    200,000      197,406
                                                           ----------
                                                              802,744
                                                           ----------
FINANCE -- 5.5%
  AT&T Universal Card Master Trust 1995-2 A
    5.950%, 10/17/02.........................    225,000      218,884
  Standard Credit Card Master Trust 1993-3 A
    5.500%, 01/07/99.........................     80,000       78,463
                                                           ----------
                                                              297,347
                                                           ----------
RETAIL -- 0.0%
  Sears Credit Account Master Trust 1994-2 A
    7.250%, 07/16/01.........................        333          335
                                                           ----------
TOTAL CMO'S AND ASSET-BACKED SECURITIES
  (Cost $1,620,173)......................................   1,602,514
                                                           ----------
TOTAL INVESTMENTS -- 95.7%
  (Cost $5,225,250)......................................   5,188,024
OTHER ASSETS IN EXCESS OF LIABILITIES -- 4.3%............     234,615
                                                           ----------
NET ASSETS -- 100.0%.....................................  $5,422,639
                                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

STRATEGIC INCOME FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Fred S. Robertson,
                       Partner, Chief Investment Officer,
                            Fixed Income Management
                            Douglas G. Forsyth, CFA,
                               Portfolio Manager
                              Catherine Somhegyi,
                       Partner, Chief Investment Officer,
                            Global Equity Management
                                Sandra K. Durn,
                               Portfolio Manager
                              Alan J. Brochstein,
                               Portfolio Manager
                                  David Smith,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Strategic Income Fund seeks to provide a high level of current income and long-term capital appreciation by investing in convertible, high yield, and mortgage-backed securities.

  REVIEW AND OUTLOOK: Combining an equal mix of mortgage-backed, convertible, and high yield securities, the Strategic Income Fund is designed to meet the needs of investors seeking enhanced return potential when investing in fixed income-related securities. The diverse asset classes comprising the Fund have excellent risk/return profiles. The low correlation among these asset classes provides the potential for compelling relative performance in a variety of market environments.

  Conflicting news regarding the direction and pace of the U.S. economy contributed to a choppy environment for U.S. fixed income securities in the last seven months. As investors struggled to interpret mixed economic reports, interest rates oscillated. Near the end of the first quarter, the Federal Reserve Board raised short-term interest rates triggering a sell-off in the U.S. fixed income market.

  Despite the uneven terrain during this period, the Fund delivered an 11.1% return since its inception on August 1, 1996. The Lehman Aggregate Index gained 4.0% during the same period. An equal-weighted composite of the Lehman Mortgage-Backed Securities Index, the First Boston High Yield Index, and the First Boston Convertible Securities Index advanced 8.1%.

  All three of the Fund's asset classes performed well during the fiscal year and contributed to the Fund's solid gains. The Fund benefited from exposure to convertible securities issued by smaller-cap companies, especially earlier in the fiscal year. In addition, as smaller-cap stocks underperformed recently, our convertible holdings showed resilience and participated in far less of the decline than the underlying common stocks.

  Healthy corporate earnings, little evidence of inflation, strong demand for high yield bonds, a robust initial public offering (IPO) market, and a lower-than-expected number of defaults were among the factors boosting returns among high yield issues.

  Mortgage securities were attractive based upon their significant yield premium over U.S. Treasuries. The wide yield spread reflected the bond market's volatility as well as excessively pessimistic expectations for mortgage refinancing. However, interest rates remained in a range not conducive to refinancing activity.

  Our long-term outlook for bonds remains positive. However, in the near term, we believe interest rates may rise further before they fall. In this sensitive environment, we believe the complementary nature of the securities which comprise the Strategic Income Fund will continue to provide downside protection, current income, and appreciation potential.

--------------------------------------------------------------------------------

STRATEGIC INCOME INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE STRATEGIC INCOME INSTITUTIONAL PORTFOLIO WITH A MODEL INDEX CONSISTING OF 1/3 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX, 1/3 FIRST BOSTON CONVERTIBLE INDEX AND 1/3 FIRST BOSTON HIGH YIELD BOND INDEX.

                        TOTAL RETURNS SINCE INCEPTION
                                As of 03/31/97
                                    11.07%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                STRATEGIC INCOME        MODEL
                 INSTITUTIONAL
                   PORTFOLIO            INDEX
01-Aug-96                  $250,000      $250,000
30-Sep-96                264,175.16    259,283.95
31-Oct-96                265,005.14    262,551.11
30-Nov-96                271,576.90    267,980.48
31-Dec-96                272,990.92    268,163.42
31-Jan-97                279,454.85    272,132.24
28-Feb-97                282,127.36    273,583.52
31-Mar-97                277,664.93    270,300.52

This graph compares a $250,000 investment in the Strategic Income Institutional Portfolio with a model index consisting of 1/3 Lehman Brothers Mortgage-Backed Securities Index, 1/3 First Boston Convertible Index and 1/3 First Boston High Yield Bond Index, on a cumulative return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index consisting of fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

The First Boston Convertible Index is an unmanaged market weighted index representing the universe of convertible securities whether they are convertible preferred stocks or convertible bonds.

The First Boston High Yield Index is an unmanaged index that generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
STRATEGIC INCOME FUND

                                                                           NUMBER
                                                                         OF SHARES        VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- 1.3%
---------------------------------------------------------------------------------------------------
TELEPHONE
  Deutsche Telekom AG ADR *
    (Cost $49,114)....................................................        2,600    $     56,875
                                                                                       ------------
---------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 17.9%
---------------------------------------------------------------------------------------------------
FINANCE COMPANIES -- 5.6%
  Ahmanson, H. F. - Series D, 6.000%..................................        1,550         119,983
  Finova Finance Trust, 5.500%........................................        2,250         117,594
                                                                                       ------------
                                                                                            237,577
                                                                                       ------------
GAS UTILITIES -- 1.6%
  MCN Corp., 8.750% (Prides)..........................................        2,600          69,550
                                                                                       ------------
INTEGRATED OIL COMPANIES -- 2.1%
  Occidental Petroleum
    Series 1993, $3.875...............................................        1,500          87,375
                                                                                       ------------
INVESTMENT COMPANIES -- 2.2%
  Merrill Lynch - Series IGL
    6.250%, (Strypes).................................................        2,500          94,375
                                                                                       ------------
METALS -- 2.1%
  AK Steel Holding Corp., 7.000%......................................        2,800          90,650
                                                                                       ------------
SPECIALITY INSURERS -- 2.2%
  American Bankers Insurance
    Series B, $3.125..................................................        1,500          90,938
                                                                                       ------------
TELEPHONE -- 2.1%
  Nortel Inversora, 10.000%...........................................        2,000          90,000
                                                                                       ------------
TOTAL PREFERRED STOCKS
  (Cost $776,647)...................................................................        760,465
                                                                                       ------------

                                                                         PRINCIPAL
                                                                           AMOUNT
---------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 9.7%
---------------------------------------------------------------------------------------------------
ALCOHOLIC BEVERAGES -- 2.8%
  Grand Metropolitan PLC, Euro
    6.500%, 01/31/00..................................................  $   100,000         118,375
                                                                                       ------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 2.4%
  Empresas ICA, Sociedad
    5.000%, 03/15/04..................................................      135,000         101,925
                                                                                       ------------
MONEY-CENTER, BANKS -- 2.5%
  Banmex, Euro
    11.000%, 07/15/03.................................................      100,000         105,500
                                                                                       ------------
OTHER PRODUCERS/MANUFACTURING -- 2.0%
  Gencorp, Inc.
    8.000%, 08/01/02..................................................       70,000          84,350
                                                                                       ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $378,050)...................................................................        410,150
                                                                                       ------------

                                                                         PRINCIPAL
                                                                           AMOUNT         VALUE
---------------------------------------------------------------------------------------------------

CORPORATE BONDS -- 34.9%
---------------------------------------------------------------------------------------------------
AIRLINES -- 1.2%
  US Air, Inc.
    10.000%, 07/01/03.................................................  $    50,000    $     50,313
                                                                                       ------------
BROADCASTING -- 1.7%
  Lodgenet Entertainment
    10.250%, 12/15/06.................................................       75,000          73,687
                                                                                       ------------
CONTRACT DRILLING SERVICES -- 1.2%
  Cliffs Drilling Co.- Series B
    10.250%, 05/15/03.................................................       50,000          52,125
                                                                                       ------------
ELECTRONIC INSTRUMENTS -- 2.4%
  Electronic Retailing Systems
    13.250%, 02/01/04.................................................      150,000         102,563
                                                                                       ------------
ENTERTAINMENT -- 3.0%
  AMC Entertainment, Inc.
    9.500%, 03/15/09..................................................       50,000          49,375
  United Artists
    11.500%, 05/01/02.................................................       75,000          78,094
                                                                                       ------------
                                                                                            127,469
                                                                                       ------------
FINANCE COMPANIES -- 4.3%
  Americredit Corp.
    9.250%, 02/01/04.................................................-      100,000          97,250
  Ocwen Financial Corp.
    11.875%, 10/01/03.................................................       80,000          88,600
                                                                                       ------------
                                                                                            185,850
                                                                                       ------------
GROCERY PRODUCTS -- 1.7%
  Fage Dairy Industries SA.
    9.000%, 02/01/07..................................................       75,000          72,563
                                                                                       ------------
LESIURE/GAMING -- 2.8%
  Casino Magic LA
    13.000%, 08/15/03.................................................       40,000          38,700
  Majestic Star Casino, LLC.
    12.750%, 05/15/03.................................................       75,000          81,375
                                                                                       ------------
                                                                                            120,075
                                                                                       ------------
OTHER FINANCIAL SERVICES -- 1.0%
  Esat Holdings LTD.
    12.500%, 02/01/07.................................................       75,000          41,625
                                                                                       ------------
RESTRAURANTS -- 1.8%
  Foodmaker, Inc.
    9.250%, 03/01/99..................................................       75,000          75,750
                                                                                       ------------
SEMICONDUCTORS/ELEC COMP -- 1.2%
  Fairchild Semiconductor
    10.125%, 03/15/07.................................................       50,000          50,000
                                                                                       ------------
SPECIALITY CHAINS -- 1.8%
  Compusa, Inc.
    9.500%, 06/15/00..................................................       75,000          75,844
                                                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC INCOME FUND

                                                                         PRINCIPAL
                                                                           AMOUNT         VALUE
---------------------------------------------------------------------------------------------------

CORPORATE BONDS -- 34.9% (Continued)
---------------------------------------------------------

SOAPS/COSMETICS -- 2.8%
  Revlon Worldwide - Series B
    0.000%, 03/15/98..................................................  $   125,000    $    117,500
                                                                                       ------------
TELECOMMUNICATIONS EQUIPMENT -- 3.2%
  Echostar Communications
    12.875%, 06/01/04.................................................       75,000          63,000
  Optel, Inc.
    13.000%, 02/15/05.................................................       75,000          71,812
                                                                                       ------------
                                                                                            134,812
                                                                                       ------------
TELEPHONE -- 4.8%
  Nextel Communications
    11.500%, 09/01/03.................................................       75,000          58,688
  Paging Network
    10.000%, 10/15/08.................................................       50,000          44,875
  Pricellular Wire - Series B
    14.000%, 11/15/01.................................................      100,000         102,000
                                                                                       ------------
                                                                                            205,563
                                                                                       ------------
TOTAL CORPORATE BONDS
  (Cost $1,491,233).................................................................      1,485,739
                                                                                       ------------
---------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 3.1%
---------------------------------------------------------------------------------------------------
  U. S. Treasury Notes
    7.750%, 11/30/99..................................................      115,000         118,217
  U. S. Treasury Notes
    7.500%, 02/15/05..................................................       15,000          15,520
                                                                                       ------------
                                                                                            133,737
                                                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $135,467)...................................................................        133,737
                                                                                       ------------
---------------------------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 30.0%
---------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.7%
  Pool 380003
    9.500%, 06/01/02..................................................       32,161          33,196
  Pool 380062
    9.500%, 11/01/04..................................................       70,081          73,279
  Poo1 504019
    9.000%, 03/01/06..................................................       53,223          54,620
  Pool 1356 J
    5.500%, 10/15/20..................................................       35,000          31,192
  Pool 1579 PM
    6.700%, 09/15/23..................................................       35,000          32,293
  Pool 1591 PK
    6.350%, 10/15/23..................................................       22,000          19,477
                                                                                       ------------
                                                                                            244,057
                                                                                       ------------
                                                                         PRINCIPAL
                                                                           AMOUNT         VALUE
---------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.3%
  Pool 2468
    10.500%, 12/01/00.................................................  $   104,800    $    109,680
  Pool 50319
    9.500%, 06/01/05..................................................       62,647          65,936
  1991-95 Z
    8.500%, 11/25/05..................................................       35,980          36,227
  1993-40 D
    5.700%, 07/25/16..................................................       65,000          63,089
  X-130A J
    6.500%, 06/25/21..................................................       35,000          33,338
  1993-87 J
    6.250%, 04/25/22..................................................       50,000          45,750
                                                                                       ------------
                                                                                            354,020
                                                                                       ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 16.0%
  Pool 346237
    7.500%, 02/01/23..................................................      103,733         102,307
  Pool
    7.500%, 08/01/23..................................................      110,000         108,488
  Pool 357262
    7.500%, 09/15/23..................................................      133,672         131,834
  Pool 370281
    7.500%, 11/15/23..................................................      193,286         190,629
  Pool 354713
    7.500%, 12/15/23..................................................      146,183         144,173
                                                                                       ------------
                                                                                            677,431
                                                                                       ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $1,286,199).................................................................      1,275,508
                                                                                       ------------
---------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.1%
---------------------------------------------------------------------------------------------------
  Merrill Lynch & Co.
    6.350%, 04/01/97
    (Cost $132,000)...................................................      132,000         132,000
                                                                                       ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $4,248,710).................................................................      4,254,474
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%).....................................         (1,925)
                                                                                       ------------
NET ASSETS -- 100.0%................................................................   $  4,252,549
                                                                                       ------------

---------------
*Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Fred S. Robertson,
                       Partner, Chief Investment Officer,
                            Fixed Income Management
                            Douglas G. Forsyth, CFA,
                               Portfolio Manager
                              James E. Kellerman,
                       Partner, Senior Portfolio Manager
                                 Malcom S. Day,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate High Yield Fund seeks to deliver total return via high current income and long-term capital appreciation from a diversified portfolio consisting primarily of U.S. corporate fixed income securities.

  REVIEW AND OUTLOOK: Even as interest rates fluctuated over the past eight months, creating an uneven environment for most fixed income securities, high yield bonds delivered solid returns.

  Healthy corporate earnings, little evidence of inflation, strong demand for high yield bonds, a robust initial public offering (IPO) market, and a lower-than-expected number of defaults were among the factors boosting returns among high yield issues.

  Default rates for high yield bonds dropped near historic lows in the first quarter of 1997. The default rate among high yield bonds was 0.12% in the first quarter, or approximately 0.5% on an annual basis.

  Since its inception on August 1, 1996 through March 31, 1997, the Fund gained 13.9% while the First Boston High Yield Index was up 9.0% over the same period. By comparison, the Lehman Government/Corporate Index gained just 3.7% during that period.

  Individual security selection was the primary factor driving the Fund's outperformance. Our approach to high yield securities reflects the extension of the same investment philosophy we use to manage equities: positive fundamental change leading to earnings growth, cash flow growth, debt reduction, and potential credit-quality upgrade; sustainability of improvement; and timeliness of investment.

  We believe our expertise in researching companies within the mid- and smaller-market capitalization segments provides a competitive advantage in analyzing high yield bonds. Of the companies that issue both high yield and equity securities, more than half have equity market capitalizations less than $500 million.

  Because of our bottom-up approach to high yield investing and focus on company fundamentals, we believe we will continue to find attractive high yield investment opportunities regardless of the macroeconomic environment. We look forward to building upon the Fund's solid start and extending our strong performance results.

                            REPRESENTATIVE HOLDINGS

                             Comp USA 9.50% 6/15/00
                             Foodmaker 9.25% 3/1/99
                        Ocwen Financial 11.88% 10/01/03
                         Price Cellular 11.19% 11/15/01
                             Revlon 10.50% 2/15/03

--------------------------------------------------------------------------------

HIGH YIELD BOND INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE HIGH YIELD BOND INSTITUTIONAL PORTFOLIO WITH THE FIRST BOSTON HIGH YIELD INDEX.

                        TOTAL RETURNS SINCE INCEPTION
                                As of 03/31/97
                                    13.90%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              HIGH YIELD BOND        FIRST BOSTON
               INSTITUTIONAL
                 PORFOLIO          HIGH YIELD INDEX
8/1/96                  $250,000            $250,000
8/31/96                  256,780             252,725
9/30/96                  265,702             257,072
10/31/96                 268,927             259,231
11/30/96                 273,926             263,275
12/31/96                 278,313             268,409
1/31/97                  283,685             270,369
2/28/97                  289,776             275,451
3/31/97                  284,739             272,366

This graph compares a $250,000 investment in the High Yield Bond Institutional Portfolio with the First Boston High Yield Index, on a cumulative return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The First Boston High Yield Index includes over 180 U.S. domestic issues with an average maturity range of seven to ten years and with a minimum issues size of $100 million.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                            PRINCIPAL
                                            AMOUNT      VALUE
-----------------------------------------------------------------
CORPORATE BONDS -- 96.9%
-----------------------------------------------------------------
AIRLINES -- 4.3%
  US Air, Inc.
    10.000%, 07/01/03.....................  $200,000 $    201,250
                                                     ------------
BIOTECHNOLOGY -- 2.1%
  Packard Bioscience Co.
    9.375%, 03/01/07......................  100,000        96,750
                                                     ------------
BROADCASTING -- 8.0%
  Lodgenet Entertainment
    10.250%, 12/15/06.....................  175,000       171,937
  Telemundo Group, Inc.
    7.000%, 02/15/06......................  200,000       198,000
                                                     ------------
                                                          369,937
                                                     ------------
ELECTRONIC INSTRUMENTS -- 4.4%
  Electronic Retailing Systems
    13.250%, 02/01/04.....................  300,000       205,125
                                                     ------------
ENTERTAINMENT -- 8.7%
  AMC Entertainment, Inc.
    9.500%, 03/15/09......................  200,000       197,500
  United Artist
    11.500%, 05/01/02.....................  200,000       208,250
                                                     ------------
                                                          405,750
                                                     ------------
FINANCE COMPANIES -- 8.3%
  Americredit Corp.
    9.250%, 02/01/04......................  200,000       194,500
  Ocwen Financial Corp.
    11.875%, 10/01/03.....................  175,000       193,813
                                                     ------------
                                                          388,313
                                                     ------------
GROCERY PRODUCTS -- 8.7%
  Curtice-Burns Foods, Inc.
    12.250%, 02/01/05.....................  200,000       213,000
  Fage Dairy Industries SA
    9.000%, 02/01/07......................  200,000       193,500
                                                     ------------
                                                          406,500
                                                     ------------
LEISURE/GAMING -- 6.7%
  Casino Magic LA
    13.000%, 08/15/03.....................  125,000       120,938
  Majestic Star Casino, LLC.
    12.750%, 05/15/03.....................  175,000       189,875
                                                     ------------
                                                          310,813
                                                     ------------
OTHER FINANCIAL SERVICES -- 2.4%
  Esat Holdings, LTD.
    12.500%, 02/01/07.....................  200,000       111,000
                                                     ------------
RESTAURANTS -- 9.0%
  Foodmaker, Inc.
    9.250%, 03/01/99......................  225,000       227,250

                                            PRINCIPAL
                                            AMOUNT      VALUE
-----------------------------------------------------------------

RESTAURANTS (CONTINUED)

  Rally's Hamburgers, Inc.
    9.875%, 06/15/00......................  $200,000 $    189,250
                                                     ------------
                                                          416,500
                                                     ------------
SEMICONDUCTORS/ELEC COMP. -- 6.6%
  Advanced Micro Devices
    11.000%, 08/01/03.....................  100,000       109,500
  Fairchild Semiconductor
    10.125%, 03/15/07.....................  200,000       200,000
                                                     ------------
                                                          309,500
                                                     ------------
SOAPS/COSMETICS -- 4.0%
  Revlon Worldwide -- Series B*
    0.000%, 03/15/98......................  200,000       188,000
                                                     ------------
SPECIALITY CHAINS -- 3.3%
  Compusa, Inc.
    9.500%, 06/15/00......................  150,000       151,688
                                                     ------------
TELECOMMUNICATIONS EQUIPMENT -- 6.8%
  Echostar Communications
    12.875%, 06/01/04.....................  150,000       126,000
  Optel, Inc.
    13.000%, 02/15/05.....................  200,000       191,500
                                                     ------------
                                                          317,500
                                                     ------------
TELECOMMUNICATIONS SERVICES -- 0.5%
  McCaw International, LTD.
    13.000%, 04/15/07.....................  50,000         24,000
                                                     ------------
TELEPHONE -- 13.1%
  Colt Telecom Group, PLC.
    12.000%, 12/15/06.....................  250,000       150,000
  Nextel Communications
    11.500%, 09/01/03.....................  100,000        78,250
  Paging Network
    10.000%, 10/15/08.....................  200,000       179,500
  Pricellular Wire -- Series B
    14.000%, 11/15/01.....................  200,000       204,000
                                                     ------------
                                                          611,750
                                                     ------------
TOTAL INVESTMENTS -- 96.9%
  (Cost $4,538,274)................................     4,514,376

OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.1%......       146,678
                                                     ------------
NET ASSETS -- 100.0%...............................  $  4,661,054
                                                     ------------

---------------
*   Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------
INSTITUTIONAL SERIES PORTFOLIOS

                                 NET ASSET        NET       NET REALIZED AND    DISTRIBUTIONS
                                 VALUES AT    INVESTMENT    UNREALIZED GAINS      FROM NET       DISTRIBUTIONS
                                 BEGINNING      INCOME         (LOSSES) ON       INVESTMENT          FROM
                                 OF PERIOD     (DEFICIT)       INVESTMENTS         INCOME        CAPITAL GAINS
---------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH+
  Institutional (For the year
    ended 03/31/97)...........   $   15.85     $   (0.17)       $    0.84                --        $   (0.58)
  Institutional (For the
    period ended 03/31/96)....       12.50         (0.05)            3.40                --               --
EMERGING GROWTH++
  Institutional (For the year
    ended 03/31/97)...........       15.10         (0.08)           (0.31)               --            (3.65)
  Institutional (For the year
    ended 03/31/96)...........       11.58         (0.11)            4.45                --            (0.82)
  Institutional (For the year
    ended 03/31/95)...........       11.38         (0.05)            0.95                --            (0.70)
  Institutional (For the
    period ended 03/31/94)....       12.50         (0.04)           (0.69)               --            (0.39)
CORE GROWTH+++
  Institutional (For the year
    ended 03/31/97)...........       16.26         (0.08)            0.49                --            (1.28)
  Institutional (For the year
    ended 03/31/96)...........       12.62         (0.03)            4.47                --            (0.80)
  Institutional (For the year
    ended 03/31/95)...........       12.68         (0.01)            0.38                --            (0.43)
  Institutional (For the
    period ended 03/31/94)....       12.50         (0.01)            0.92                --            (0.73)
INCOME & GROWTH+++
  Institutional (For the year
    ended 03/31/97)...........       14.45          0.51             1.51         $   (0.52)           (0.98)
  Institutional (For the year
    ended 03/31/96)...........       11.86          0.53             2.59             (0.53)              --
  Institutional (For the year
    ended 03/31/95)...........       13.39          0.54            (0.85)            (0.54)           (0.68)
  Institutional (For the
    period ended 03/31/94)....       12.50          0.42             2.12             (0.42)           (1.23)
BALANCED GROWTH++
  Institutional (For the year
    ended 03/31/97)...........       14.20          0.36             0.75             (0.33)           (1.04)
  Institutional (For the year
    ended 03/31/96)...........       12.01          0.37             2.19             (0.37)              --
  Institutional (For the year
    ended 03/31/95)...........       11.71          0.22             0.30             (0.22)              --
  Institutional (For the
    period ended 03/31/94)....       12.50          0.08            (0.79)            (0.08)              --
VALUE++++
  Institutional (For the
    period ended 03/31/97)....       12.50          1.50             3.11             (1.44)           (0.61)
LARGE CAP GROWTH+++++++++
  Institutional (For the
    period ended 03/31/97)....       12.50            --             0.50                --               --
EMERGING COUNTRIES+++++
  Institutional (For the year
    ended 03/31/97)...........       14.02         (0.06)            3.62                --            (0.13)
  Institutional (For the year
    ended 03/31/96)...........       10.91            --             3.16             (0.05)              --
  Institutional (For the
    period ended 03/31/95)....       12.50          0.08            (1.66)            (0.01)              --
INTERNATIONAL SMALL CAP
  GROWTH++++++
  Institutional (For the year
    ended 03/31/97)...........       15.05            --             2.28             (0.08)           (0.23)
  Institutional (For the year
    ended 03/31/96)...........       13.09          0.06             2.02             (0.12)              --
  Institutional (For the year
    ended 03/31/95)...........       13.47          0.02            (0.22)            (0.06)           (0.12)
  Institutional (For the
    period ended 03/31/94)....       12.50          0.01             0.96                --               --
INTERNATIONAL CORE
  GROWTH+++++++++
  Institutional (For the
    period ended 03/31/97)....       12.50            --             1.63                --               --
WORLDWIDE GROWTH++
  Institutional (For the year
    ended 03/31/97)...........       15.42         (0.12)            2.08                --            (3.17)
  Institutional (For the year
    ended 03/31/96)...........       13.06          0.06             2.58             (0.28)              --
  Institutional (For the year
    ended 03/31/95)...........       13.15         (0.01)           (0.04)            (0.04)              --
  Institutional (For the
    period ended 03/31/94)....       12.50            --             0.65                --               --
FULLY DISCRETIONARY FIXED
  INCOME+++++++
  Institutional (For the year
    ended 03/31/97)...........       12.72          0.79            (0.17)            (0.80)              --
  Institutional (For the
    period ended 03/31/96)....       12.50          0.45             0.47             (0.44)           (0.26)
SHORT-INTERMEDIATE FIXED
  INCOME+++++++
  Institutional (For the year
    ended 03/31/97)...........       12.79          0.79            (0.13)            (0.79)              --
  Institutional (For the
    period ended 03/31/96)....       12.50          0.37             0.29             (0.37)              --
STRATEGIC INCOME++++++++
  Institutional (For the
    period ended 03/31/97)....       12.50          0.61             0.76             (0.61)           (0.20)
HIGH YIELD BOND++++++++
  Institutional (For the
    period ended 03/31/97)....       12.50          0.74             0.95             (0.73)           (0.26)

--------------------
        + Mini-Cap Institutional Portfolio commenced operations on July 12,
          1995.
       ++ Emerging Growth, Balanced Growth and Worldwide Growth Institutional
          Portfolios commenced operations on October 1, 1993.
      +++ Core Growth and Income & Growth Institutional Portfolios commenced operations on April 19, 1993.
     ++++ Value Institutional Portfolio commenced operations on April 30, 1996. +++++ Emerging Countries Institutional Portfolio commenced operations on
          November 28, 1994.
   ++++++ International Small Cap Growth Institutional Portfolio commenced operations on January 3, 1994.
  +++++++ Fully Discretionary and Short-Intermediate Fixed Income Institutional
          Portfolios commenced operations on August 31, 1995.
 ++++++++ Strategic Income and High Yield Bond Institutional Portfolios
          commenced operations on July 31, 1996.
+++++++++ Large Cap Growth and International Core Growth Institutional
          Portfolios commenced operations on December 27, 1997.
        * Annualized.
       ** Includes expenses allocated from the Master Trust Funds. See Notes to
          Funds' Financial Statements for amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                   RATIO OF            RATIO OF
                                                                                  EXPENSES TO         EXPENSES TO
                                                                                  AVERAGE NET         AVERAGE NET
                                                                 NET ASSETS      ASSETS, AFTER      ASSETS, BEFORE
                                   NET ASSET                         AT             EXPENSE             EXPENSE
                                   VALUES AT         TOTAL         END OF        REIMBURSEMENT       REIMBURSEMENT
                                 END OF PERIOD      RETURN         PERIOD      AND FEE WAIVER**    AND FEE WAIVER**
--------------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH+
  Institutional (For the year
    ended 03/31/97)...........     $   15.94           3.90%     $28,711,622            1.56%               1.99%
  Institutional (For the
    period ended 03/31/96)....         15.85          26.80%     25,237,077             1.55%*              2.46%*
EMERGING GROWTH++
  Institutional (For the year
    ended 03/31/97)...........         11.06          (5.66%)   167,230,059             1.17%               1.26%
  Institutional (For the year
    ended 03/31/96)...........         15.10          38.27%    224,077,027             1.16%               1.20%
  Institutional (For the year
    ended 03/31/95)...........         11.58           8.69%    206,695,605             1.18%               1.24%
  Institutional (For the
    period ended 03/31/94)....         11.38          (6.06%)   165,939,862             1.17%*              1.18%*
CORE GROWTH+++
  Institutional (For the year
    ended 03/31/97)...........         15.39           1.74%    156,443,417             1.00%               1.02%
  Institutional (For the year
    ended 03/31/96)...........         16.26          35.81%    149,969,371             0.98%               1.06%
  Institutional (For the year
    ended 03/31/95)...........         12.62           3.30%     72,825,771             0.99%               1.07%
  Institutional (For the
    period ended 03/31/94)....         12.68           6.84%     77,947,252             0.97%*              1.14%*
INCOME & GROWTH+++
  Institutional (For the year
    ended 03/31/97)...........         14.97          14.37%     18,343,841             1.00%               1.37%
  Institutional (For the year
    ended 03/31/96)...........         14.45          26.69%     17,239,363             1.00%               1.53%
  Institutional (For the year
    ended 03/31/95)...........         11.86          (2.02%)    12,506,203             1.00%               1.48%
  Institutional (For the
    period ended 03/31/94)....         13.39          20.18%     18,331,546             0.99%*              1.50%*
BALANCED GROWTH++
  Institutional (For the year
    ended 03/31/97)...........         13.94           7.46%        709,692             1.00%               7.37%
  Institutional (For the year
    ended 03/31/96)...........         14.20          21.45%        625,350             1.00%               9.90%
  Institutional (For the year
    ended 03/31/95)...........         12.01           4.56%        283,586             1.00%              20.66%
  Institutional (For the
    period ended 03/31/94)....         11.71          (5.66%)       142,745             0.99%*             43.16%*
VALUE++++
  Institutional (For the
    period ended 03/31/97)....         15.06          26.77%      3,062,377             1.00%*              3.34%*
LARGE CAP GROWTH+++++++++
  Institutional (For the
    period ended 03/31/97)....         13.00           4.00%      1,292,965             1.00%*              4.99%*
EMERGING COUNTRIES+++++
  Institutional (For the year
    ended 03/31/97)...........         17.45          25.48%     56,917,892             1.65%               1.87%
  Institutional (For the year
    ended 03/31/96)...........         14.02          29.06%      6,877,500             1.65%               3.59%
  Institutional (For the
    period ended 03/31/95)....         10.91         (12.64%)     2,020,615             1.65%*              2.14%*
INTERNATIONAL SMALL CAP
 GROWTH++++++
  Institutional (For the year
    ended 03/31/97)...........         17.02          15.25%     48,504,553             1.40%               1.68%
  Institutional (For the year
    ended 03/31/96)...........         15.05          15.99%     20,245,194             1.40%               2.44%
  Institutional (For the year
    ended 03/31/95)...........         13.09          (1.54%)    16,923,561             1.40%               1.92%
  Institutional (For the
    period ended 03/31/94)....         13.47           7.60%      3,668,113             1.40%*              2.35%*
INTERNATIONAL CORE
 GROWTH+++++++++
  Institutional (For the
    period ended 03/31/97)....         14.13          13.04%      4,593,482             1.40%*              3.14%*
WORLDWIDE GROWTH++
  Institutional (For the year
    ended 03/31/97)...........         14.21          13.18%      2,655,712             1.35%               3.05%
  Institutional (For the year
    ended 03/31/96)...........         15.42          20.37%      3,613,140             1.35%               2.60%
  Institutional (For the year
    ended 03/31/95)...........         13.06          (0.34%)     4,086,668             1.35%               2.50%
  Institutional (For the
    period ended 03/31/94)....         13.15           5.20%      2,981,559             1.34%*              3.58%*
FULLY DISCRETIONARY FIXED
 INCOME+++++++
  Institutional (For the year
    ended 03/31/97)...........         12.54           4.98%     15,865,442             0.45%               3.74%
  Institutional (For the
    period ended 03/31/96)....         12.72           5.49%      4,413,386             0.45%*              6.45%*
SHORT-INTERMEDIATE FIXED
 INCOME+++++++
  Institutional (For the year
    ended 03/31/97)...........         12.66           5.30%      5,363,962             0.35%               2.86%
  Institutional (For the
    period ended 03/31/96)....         12.79           5.33%      4,725,591             0.35%*              3.17%*
STRATEGIC INCOME++++++++
  Institutional (For the
    period ended 03/31/97)....         13.06          11.07%      4,205,509             0.77%*              2.33%*
HIGH YIELD BOND++++++++
  Institutional (For the
    period ended 03/31/97)....         13.20          13.90%      4,607,559             0.75%*              1.95%*

                                   RATIO OF NET         RATIO OF NET
                                INCOME (DEFICIT) TO  INCOME (DEFICIT) TO
                                    AVERAGE NET          AVERAGE NET
                                   ASSETS, AFTER       ASSETS, BEFORE
                                      EXPENSE              EXPENSE
                                   REIMBURSEMENT        REIMBURSEMENT
                                 AND FEE WAIVER**     AND FEE WAIVER**
------------------------------
MINI CAP GROWTH+
  Institutional (For the year
    ended 03/31/97)...........           (1.08%)              (1.30%)
  Institutional (For the
    period ended 03/31/96)....           (0.98%)*             (1.36%)*
EMERGING GROWTH++
  Institutional (For the year
    ended 03/31/97)...........           (0.72%)              (0.81%)
  Institutional (For the year
    ended 03/31/96)...........           (0.62%)              (0.66%)
  Institutional (For the year
    ended 03/31/95)...........           (0.58%)              (0.64%)
  Institutional (For the
    period ended 03/31/94)....           (0.83%)*             (0.84%)*
CORE GROWTH+++
  Institutional (For the year
    ended 03/31/97)...........           (0.45%)              (0.47%)
  Institutional (For the year
    ended 03/31/96)...........           (0.32%)              (0.40%)
  Institutional (For the year
    ended 03/31/95)...........           (0.06%)              (0.14%)
  Institutional (For the
    period ended 03/31/94)....           (0.07%)*             (0.24%)*
INCOME & GROWTH+++
  Institutional (For the year
    ended 03/31/97)...........            3.43%                3.03%
  Institutional (For the year
    ended 03/31/96)...........            3.88%                3.34%
  Institutional (For the year
    ended 03/31/95)...........            4.28%                3.80%
  Institutional (For the
    period ended 03/31/94)....            3.36%*               2.85%*
BALANCED GROWTH++
  Institutional (For the year
    ended 03/31/97)...........            2.49%               (3.63%)
  Institutional (For the year
    ended 03/31/96)...........            2.74%               (5.74%)
  Institutional (For the year
    ended 03/31/95)...........            2.06%              (17.60%)
  Institutional (For the
    period ended 03/31/94)....            1.59%*             (40.58%)*
VALUE++++
  Institutional (For the
    period ended 03/31/97)....            1.64%*               0.59%*
LARGE CAP GROWTH+++++++++
  Institutional (For the
    period ended 03/31/97)....           (0.06%)*             (1.68%)*
EMERGING COUNTRIES+++++
  Institutional (For the year
    ended 03/31/97)...........           (0.52%)              (0.76%)
  Institutional (For the year
    ended 03/31/96)...........            0.29%               (1.41%)
  Institutional (For the
    period ended 03/31/95)....            1.73%*               1.24%*
INTERNATIONAL SMALL CAP
 GROWTH++++++
  Institutional (For the year
    ended 03/31/97)...........           (0.38%)              (0.63%)
  Institutional (For the year
    ended 03/31/96)...........            0.34%               (0.07%)
  Institutional (For the year
    ended 03/31/95)...........            0.19%               (0.33%)
  Institutional (For the
    period ended 03/31/94)....            0.36%*              (0.59%)*
INTERNATIONAL CORE
 GROWTH+++++++++
  Institutional (For the
    period ended 03/31/97)....            0.43%*              (0.41%)*
WORLDWIDE GROWTH++
  Institutional (For the year
    ended 03/31/97)...........           (0.43%)              (2.06%)
  Institutional (For the year
    ended 03/31/96)...........            0.20%               (0.99%)
  Institutional (For the year
    ended 03/31/95)...........            0.05%               (1.10%)
  Institutional (For the
    period ended 03/31/94)....            0.05%*              (2.19%)*
FULLY DISCRETIONARY FIXED
 INCOME+++++++
  Institutional (For the year
    ended 03/31/97)...........            6.12%                4.71%
  Institutional (For the
    period ended 03/31/96)....            6.39%*               2.63%*
SHORT-INTERMEDIATE FIXED
 INCOME+++++++
  Institutional (For the year
    ended 03/31/97)...........            6.18%                4.95%
  Institutional (For the
    period ended 03/31/96)....            5.81%*              (4.01%)*
STRATEGIC INCOME++++++++
  Institutional (For the
    period ended 03/31/97)....            6.97%*               6.36%*
HIGH YIELD BOND++++++++
  Institutional (For the
    period ended 03/31/97)....            8.47%*               7.97%*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
------------------------------------------------------------------------
INSTITUTIONAL PORTFOLIOS

                                  MINI CAP       EMERGING         CORE         INCOME &       BALANCED
                                   GROWTH         GROWTH         GROWTH         GROWTH         GROWTH         VALUE
                                ---------------------------------------------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........  $ 28,731,716   $167,270,120   $156,496,876   $ 18,347,415   $    717,558   $  3,063,619
  Receivable for shares of
    beneficial interest
    sold......................        27,100        571,887        685,000            150             --             --
  Receivable for investments
    sold in Master Trust
    Fund......................        84,469            258             --             --             --             --
  Due from advisor............         9,145         68,929         15,589          8,807          5,806          8,498
  Deferred organization
    costs.....................            --          3,480         14,144          7,914             --          2,641
  Prepaid expenses and other
    assets....................         1,759              4         39,328             --             --             --
                                ---------------------------------------------------------------------------------------
    Total assets..............    28,854,189    167,914,678    157,250,937     18,364,286        723,364      3,074,758
                                ---------------------------------------------------------------------------------------
LIABILITIES:
  Payable for investments
    purchased in Master Trust
    Fund......................        27,100        571,887        685,000            150             --             --
  Payable for shares of
    beneficial interest
    repurchased...............        84,469            258             --             --             --             --
  Due to advisor..............         2,671             --             --             --             --          6,525
  Dividend payable............           127             --             --          4,370             43             --
  Accrued expenses............        28,200        112,474        122,520         15,925         13,629          5,856
                                ---------------------------------------------------------------------------------------
    Total liabilities.........       142,567        684,619        807,520         20,445         13,672         12,381
                                ---------------------------------------------------------------------------------------
NET ASSETS....................  $ 28,711,622   $167,230,059   $156,443,417   $ 18,343,841   $    709,692   $  3,062,377
                                ---------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $ 25,725,949   $159,191,011   $143,172,641   $ 16,450,844   $    663,384   $  2,639,601
  Accumulated undistributed
    net investment income
    (deficit).................      (399,908)    (4,232,942)    (1,231,964)        (3,074)         1,311         11,858
  Accumulated undistributed
    net realized gains
    (losses)..................     1,945,564     (9,572,384)     8,493,326        398,034         13,843        173,817
  Accumulated undistributed
    foreign exchange gain
    (loss)....................            --             --             --             --             --             --
  Net unrealized foreign
    exchange gain (loss)......            --             --             --             --             --             --
  Net unrealized appreciation
    (depreciation) on
    investments...............     1,440,017     21,844,374      6,009,414      1,498,037         31,154        237,101
                                ---------------------------------------------------------------------------------------
    Net assets................  $ 28,711,622   $167,230,059   $156,443,417   $ 18,343,841   $    709,692   $  3,062,377
                                ---------------------------------------------------------------------------------------
  Shares of beneficial
    interest, no par value,
    issued and outstanding
    (unlimited shares
    authorized)...............     1,801,049     15,120,583     10,163,057      1,225,160         50,910        203,339
                                ---------------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares
    of beneficial interest)...  $      15.94   $      11.06   $      15.39   $      14.97   $      13.94   $      15.06
                                ---------------------------------------------------------------------------------------
* Cost of investments in the
  Master Trust Fund:..........  $ 24,766,026   $ 94,737,011   $117,954,215   $ 11,148,520   $    596,130   $  2,508,460
                                ---------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                           FULLY        SHORT
                                                           INTERNATIONAL   INTERNATIONAL                DISCRETIONARY INTERMEDIATE
                                LARGE CAP     EMERGING       SMALL CAP         CORE        WORLDWIDE       FIXED        FIXED
                                  GROWTH      COUNTRIES       GROWTH          GROWTH         GROWTH       INCOME        INCOME
                                ------------------------------------------------------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........  $1,293,145   $56,917,122   $ 48,498,898    $  4,593,812    $2,660,293   $15,868,107   $5,371,822
  Receivable for shares of
    beneficial interest
    sold......................         100           700            100              --            50      837,744           --
  Receivable for investments
    sold in Master Trust
    Fund......................          --       261,855             --              --         2,000           --        6,000
  Due from advisor............       3,494         8,625         21,732           3,604         5,830        5,590        5,730
  Deferred organization
    costs.....................          --         5,566          4,698              --            --        1,465        1,465
  Prepaid expenses and other
    assets....................          --            --             --              --            --        4,522           --
                                ------------------------------------------------------------------------------------------------
    Total assets..............   1,296,739    57,193,868     48,525,428       4,597,416     2,668,173   16,717,428    5,385,017
                                ------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for investments
    purchased in Master Trust
    Fund......................         100           700            100              --            50      837,744           --
  Payable for shares of
    beneficial interest
    repurchased...............          --       261,855             --              --         2,000           --        6,000
  Due to advisor..............          --            --             --              --            --        3,672        2,240
  Dividend payable............          --            --             --              --            --           --           --
  Accrued expenses............       3,674        13,421         20,775           3,934        10,411       10,570       12,815
                                ------------------------------------------------------------------------------------------------
    Total liabilities.........       3,774       275,976         20,875           3,934        12,461      851,986       21,055
                                ------------------------------------------------------------------------------------------------
NET ASSETS....................  $1,292,965   $56,917,892   $ 48,504,553    $  4,593,482    $2,655,712   $15,865,442   $5,363,962
                                ------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $1,256,909   $50,220,596   $ 41,817,969    $  4,408,789    $2,047,884   $16,071,472   $5,445,374
  Accumulated undistributed
    net investment income
    (deficit).................        (192)     (140,558)      (494,453)          2,509       (73,925)      (2,205)         303
  Accumulated undistributed
    net realized gains
    (losses)..................      71,363     4,524,578      2,261,657         139,496       318,955     (162,219)     (44,816)
  Accumulated undistributed
    foreign exchange gain
    (loss)....................          --       (55,427)      (350,864)        (13,711)      (10,212)      76,248           --
  Net unrealized foreign
    exchange gain (loss)......          --        (5,936)        (5,142)         (1,301)         (626)         938           --
  Net unrealized appreciation
    (depreciation) on
    investments...............     (35,115)    2,374,639      5,275,386          57,700       373,636     (118,792)     (36,899)
                                ------------------------------------------------------------------------------------------------
    Net assets................  $1,292,965   $56,917,892   $ 48,504,553    $  4,593,482    $2,655,712   $15,865,442   $5,363,962
                                ------------------------------------------------------------------------------------------------
  Shares of beneficial
    interest, no par value,
    issued and outstanding
    (unlimited shares
    authorized)...............      99,421     3,262,451      2,849,347         325,024       186,939    1,265,138      423,739
                                ------------------------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares
    of beneficial interest)...  $    13.00   $     17.45   $      17.02    $      14.13    $    14.21   $    12.54    $   12.66
                                ------------------------------------------------------------------------------------------------
* Cost of investments in the
  Master Trust Fund:..........  $1,256,909   $49,989,828   $ 40,637,628    $  4,408,789    $1,531,404   $15,742,178   $5,021,072
                                ------------------------------------------------------------------------------------------------


                                STRATEGIC    HIGH YIELD
                                  INCOME        BOND

ASSETS
  Investments in Master Trust
    Fund, at value*...........  $4,226,251   $4,634,509
  Receivable for shares of
    beneficial interest
    sold......................          --          500
  Receivable for investments
    sold in Master Trust
    Fund......................          --           --
  Due from advisor............       4,726        4,148
  Deferred organization
    costs.....................          --           --
  Prepaid expenses and other
    assets....................          --           --

    Total assets..............   4,230,977    4,639,157

LIABILITIES:
  Payable for investments
    purchased in Master Trust
    Fund......................          --          500
  Payable for shares of
    beneficial interest
    repurchased...............          --           --
  Due to advisor..............          --           --
  Dividend payable............      19,320       25,360
  Accrued expenses............       6,148        5,738

    Total liabilities.........      25,468       31,598

NET ASSETS....................  $4,205,509   $4,607,559

COMPOSITION OF NET ASSETS
  Paid-in capital.............  $4,037,047   $4,388,328
  Accumulated undistributed
    net investment income
    (deficit).................         161        1,667
  Accumulated undistributed
    net realized gains
    (losses)..................     162,626      241,337
  Accumulated undistributed
    foreign exchange gain
    (loss)....................          --           --
  Net unrealized foreign
    exchange gain (loss)......          --           --
  Net unrealized appreciation
    (depreciation) on
    investments...............       5,675      (23,773)

    Net assets................  $4,205,509   $4,607,559

  Shares of beneficial
    interest, no par value,
    issued and outstanding
    (unlimited shares
    authorized)...............     321,942      349,046

COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares
    of beneficial interest)...  $    13.06   $    13.20

* Cost of investments in the
  Master Trust Fund:..........  $3,816,515   $4,078,706


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
-------------------------------------------------------------------------------
INSTITUTIONAL SERIES PORTFOLIOS

                                  MINI CAP       EMERGING         CORE         INCOME &       BALANCED
                                   GROWTH         GROWTH         GROWTH         GROWTH         GROWTH         VALUE+
                                ---------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Net investment income
    (deficit) from Master
    Trust Fund................  $   (306,962)  $ (1,183,103)  $   (584,706)  $    609,994   $     16,199   $     39,296
                                ---------------------------------------------------------------------------------------
  EXPENSES
    Accounting fees...........        20,789         57,337         65,182         25,024         10,564          4,584
    Administration fees.......         5,157          4,986         13,590          4,743            777          5,000
    Audit & tax fees..........         8,676         46,184          8,379          9,397          9,598          4,400
    Co-Administration fees....        10,519         52,869         64,264          6,111            237            988
    Insurance.................           301          4,590          2,846            347              9             20
    Legal fees................         7,690         39,813         38,734          3,776            135            589
    Miscellaneous.............         1,180          6,630          2,574            252            109             33
    Organization costs........           575          2,325         13,483          7,523             --            594
    Registration fees.........        10,117         22,764         19,934          2,077             69          5,146
    Shareholder reporting
      fees....................         1,130         17,480          2,580          1,581            316            400
    Transfer agent fees.......        14,115         21,357         23,177         17,989         16,678          2,525
    Trustees' fee.............           939          3,208          1,468            520            816          1,220
                                ---------------------------------------------------------------------------------------
      Total expenses..........        81,188        279,543        256,211         79,340         39,308         25,499
    Less: Reimbursement to
      (from) advisor..........       (55,477)       (95,453)        25,239        (64,480)       (38,752)       (23,353)
    Less: Co-Administration
      fees waived.............       (10,519)       (52,869)       (64,264)        (6,111)          (237)          (988)
    Add: Line of credit
      commitment fee..........           663          4,493          5,458            519             20             84
                                ---------------------------------------------------------------------------------------
      Net expenses............        15,855        135,714        222,644          9,268            339          1,242
                                ---------------------------------------------------------------------------------------
        Net investment income
          (deficit)...........      (322,817)    (1,318,817)      (807,350)       600,726         15,860         38,054
                                ---------------------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....     2,962,417     40,968,639     24,083,173      2,239,627         37,219        278,762
  Net realized foreign
    exchange gain (loss)......            --             --             --             --             --             --
  Net unrealized foreign
    exchange gain (loss)......            --             --             --             --             --             --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............    (1,715,457)   (41,243,766)   (21,156,642)      (495,107)       (15,084)       237,101
                                ---------------------------------------------------------------------------------------
      Net gain (loss) on
        investments...........     1,246,960       (275,127)     2,926,531      1,744,520         22,135        515,863
                                ---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $    924,143   $ (1,593,944)  $  2,119,181   $  2,345,246   $     37,995   $    553,917
                                ---------------------------------------------------------------------------------------

-------------
  + Commenced operations on April 30, 1996.
 ++ Commenced operations on December 27, 1996.
+++ Commenced operations on July 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                           INTERNATIONAL  INTERNATIONAL                   FULLY          SHORT
                                LARGE CAP     EMERGING      SMALL CAP         CORE        WORLDWIDE    DISCRETIONARY  INTERMEDIATE
                                 GROWTH++     COUNTRIES       GROWTH        GROWTH++       GROWTH      FIXED INCOME   FIXED INCOME
                                --------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Net investment income
    (deficit) from Master
    Trust Fund................  $     (12)   $  (134,206)  $  (127,170)   $     2,839    $   (7,043)   $   274,407    $   319,301
                                --------------------------------------------------------------------------------------------------
  EXPENSES
    Accounting fees...........        214         28,447        21,272            394        21,406         15,314         15,577
    Administration fees.......      1,288         12,748        24,949          1,288           775          4,979          4,979
    Audit & tax fees..........      1,860          6,112        15,561          1,240         3,004          8,765          8,765
    Co-Administration fees....        308         15,958        15,721            564           874          1,467          1,849
    Insurance.................         --             48           378             --            52             20             29
    Legal fees................         74          4,290         8,089            136           686          1,147          1,316
    Miscellaneous.............         83            810           559              8            37            164             74
    Organization costs........         --          1,853           402             --            --            490            489
    Registration fees.........        900          6,441         7,026            900           276         19,794         20,188
    Shareholder reporting
      fees....................         30          2,702         2,961             30         1,042            168            168
    Transfer agent fees.......        132          6,396        18,417            180        16,868         11,716         11,707
    Trustees' fee.............        464            847         1,153            464           261            973            673
                                --------------------------------------------------------------------------------------------------
      Total expenses..........      5,353         86,652       116,488          5,204        45,281         64,997         65,814
    Less: Reimbursement to
      (from) advisor..........     (4,891)       (56,125)      (81,229)        (4,358)      (40,593)       (61,309)       (61,415)
    Less: Co-Administration
      fees waived.............       (308)       (15,958)      (15,721)          (564)         (874)        (1,467)        (1,849)
    Add: Line of credit
      commitment fee..........         26          1,351         1,335             48            74            125            157
                                --------------------------------------------------------------------------------------------------
      Net expenses............        180         15,920        20,873            330         3,888          2,346          2,707
                                --------------------------------------------------------------------------------------------------
        Net investment income
          (deficit)...........       (192)      (150,126)     (148,043)         2,509       (10,931)       272,061        316,594
                                --------------------------------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....     71,363      4,904,364     2,759,222        139,496       563,530       (139,003)       (50,351)
  Net realized foreign
    exchange gain (loss)......         --        (45,337)     (140,129)       (13,711)       (8,783)        75,392             --
  Net unrealized foreign
    exchange gain (loss)......         --         (5,843)       (3,275)        (1,301)         (522)            --             --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............    (35,115)     1,820,754     3,025,858         57,700      (201,276)        10,904         (6,461)
                                --------------------------------------------------------------------------------------------------
      Net gain (loss) on
        investments...........     36,248      6,673,938     5,641,676        182,184       352,949        (52,707)       (56,812)
                                --------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $  36,056    $ 6,523,812   $ 5,493,633    $   184,693    $  342,018    $   219,354    $   259,782
                                --------------------------------------------------------------------------------------------------


                                STRATEGIC    HIGH YIELD
                                INCOME+++     BOND+++

INVESTMENT INCOME:
  Net investment income
    (deficit) from Master
    Trust Fund................  $ 183,851    $  249,816

  EXPENSES
    Accounting fees...........      1,714         1,834
    Administration fees.......      3,485         3,485
    Audit & tax fees..........      4,979         4,879
    Co-Administration fees....      1,350         1,526
    Insurance.................         14            15
    Legal fees................        657           732
    Miscellaneous.............        137           241
    Organization costs........         --            --
    Registration fees.........      1,000         1,000
    Shareholder reporting
      fees....................        100            88
    Transfer agent fees.......      3,288         2,688
    Trustees' fee.............        698           703

      Total expenses..........     17,422        17,191
    Less: Reimbursement to
      (from) advisor..........    (14,764)      (14,205)
    Less: Co-Administration
      fees waived.............     (1,350)       (1,526)
    Add: Line of credit
      commitment fee..........        115           130

      Net expenses............      1,423         1,590

        Net investment income
          (deficit)...........    182,428       248,226

NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....    220,210       329,760
  Net realized foreign
    exchange gain (loss)......         --            --
  Net unrealized foreign
    exchange gain (loss)......         --            --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............      5,675       (23,773)

      Net gain (loss) on
        investments...........    225,885       305,987

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $ 408,313    $  554,213


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------
INSTITUTIONAL SERIES PORTFOLIOS

                                       MINI CAP GROWTH                   EMERGING GROWTH
                                ------------------------------   -------------------------------
                                   FOR THE         FOR THE          FOR THE          FOR THE
                                 YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                  MARCH 31,       MARCH 31,        MARCH 31,        MARCH 31,
                                    1997            1996+             1997             1996
                                ----------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $    (322,817)  $     (77,091)   $   (1,318,817)  $   (1,297,127)
  Net realized gain (loss)
    from security
    transactions..............      2,962,417         (56,635)       40,968,639       36,854,224
  Net realized foreign
    exchange gain (loss)......             --              --                --               --
  Net unrealized foreign
    exchange gain (loss)......             --              --                --               --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............     (1,715,457)      3,155,474       (41,243,766)      33,557,773
                                ----------------------------------------------------------------
  Net increase (decrease) in
    net assets resulting from
    operations................        924,143       3,021,748        (1,593,944)      69,114,870
                                ----------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......             --              --                --               --
  Capital gain*...............       (960,218)             --       (37,468,037)     (11,944,149)
                                ----------------------------------------------------------------
      Total distributions.....       (960,218)             --       (37,468,037)     (11,944,149)
                                ----------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........     13,080,834      22,406,432        70,456,223       21,738,499
  Proceeds from shares issued
    for distribution
    reinvestment..............        754,309              --        33,951,298       11,195,132
  Cost of shares
    repurchased...............    (10,324,523)       (192,103)     (122,192,508)     (72,722,930)
                                ----------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................      3,510,620      22,214,329       (17,784,987)     (39,789,299)
                                ----------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................      3,474,545      25,236,077       (56,846,968)      17,381,422
                                ----------------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD.........     25,237,077           1,000       224,077,027      206,695,605
                                ----------------------------------------------------------------
  END OF PERIOD...............  $  28,711,622   $  25,237,077    $  167,230,059   $  224,077,027
                                ----------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........      1,592,133              80        14,834,897       17,845,788
  Shares sold.................        724,572       1,605,094         5,471,066        1,606,361
  Shares issued for
    distributions
    reinvested................         43,501              --         2,681,778          823,777
  Shares repurchased..........       (559,157)        (13,041)       (7,867,158)      (5,441,029)
                                ----------------------------------------------------------------
      Ending balance..........      1,801,049       1,592,133        15,120,583       14,834,897
                                ----------------------------------------------------------------

---------------
  + Commenced operations on July 12, 1995.
 ++ Commenced operations on April 30, 1996.
+++ Commenced operations on December 27, 1996.
  * See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                      CORE GROWTH               INCOME & GROWTH             BALANCED GROWTH           VALUE
                               --------------------------  --------------------------  --------------------------  ------------
                                 FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                   1997          1996          1997          1996          1997          1996         1997++
                               ------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit)................. $   (807,350) $   (333,533) $    600,726  $    529,941  $    15,860   $    11,761   $    38,054
  Net realized gain (loss)
    from security
    transactions..............   24,083,173    13,876,018     2,239,627     1,265,964       37,219        38,873       278,762
  Net realized foreign
    exchange gain (loss)......           --            --            --            --           --            --            --
  Net unrealized foreign
    exchange gain (loss)......           --            --            --            --           --            --            --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............  (21,156,642)   17,420,211      (495,107)    1,584,928      (15,084)       22,385       237,101
                               ------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net assets resulting from
    operations................    2,119,181    30,962,696     2,345,246     3,380,833       37,995        73,019       553,917
                               ------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......           --            --      (606,762)     (528,014)     (14,573)      (11,756)      (26,196)
  Capital gain*...............  (13,534,098)   (4,998,748)   (1,113,316)           --      (42,381)           --      (104,945)
                               ------------------------------------------------------------------------------------------------
      Total distributions.....  (13,534,098)   (4,998,748)   (1,720,078)     (528,014)     (56,954)      (11,756)     (131,141)
                               ------------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........   57,722,183    59,521,255     2,424,480     4,259,507      333,652       330,767     2,647,153
  Proceeds from shares issued
    for distribution
    reinvestment..............   13,248,640     4,613,020     1,702,546       515,752       56,905        11,755       131,141
  Cost of shares
    repurchased...............  (53,081,860)  (12,954,623)   (3,647,716)   (2,894,918)    (287,256)      (62,021)     (139,693)
                               ------------------------------------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................   17,888,963    51,179,652       479,310     1,880,341      103,301       280,501     2,638,601
                               ------------------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................    6,474,046    77,143,600     1,104,478     4,733,160       84,342       341,764     3,061,377
                               ------------------------------------------------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD.........  149,969,371    72,825,771    17,239,363    12,506,203      625,350       283,586         1,000
                               ------------------------------------------------------------------------------------------------
  END OF PERIOD............... $156,443,417  $149,969,371  $ 18,343,841  $ 17,239,363  $   709,692   $   625,350   $ 3,062,377
                               ------------------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........    9,221,300     5,768,800     1,193,034     1,054,784       44,039        23,604            80
  Shares sold.................    3,328,373     3,993,369       162,499       315,794       22,505        24,001       204,389
  Shares issued for
    distributions
    reinvested................      774,774       312,747       114,716        38,265        3,853           857       (10,167)
  Shares repurchased..........   (3,161,390)     (853,616)     (245,089)     (215,809)     (19,487)       (4,423)        9,037
                               ------------------------------------------------------------------------------------------------
      Ending balance..........   10,163,057     9,221,300     1,225,160     1,193,034       50,910        44,039       203,339
                               ------------------------------------------------------------------------------------------------

                                 LARGE CAP
                                ------------
                                  FOR THE
                                PERIOD ENDED
                                 MARCH 31,
                                  1997+++

INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $      (192)
  Net realized gain (loss)
    from security
    transactions..............       71,363
  Net realized foreign
    exchange gain (loss)......           --
  Net unrealized foreign
    exchange gain (loss)......           --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............      (35,115)

  Net increase (decrease) in
    net assets resulting from
    operations................       36,056

DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......           --
  Capital gain*...............           --

      Total distributions.....           --

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........    1,321,861
  Proceeds from shares issued
    for distribution
    reinvestment..............           --
  Cost of shares
    repurchased...............      (65,952)

    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................    1,255,909

      Total increase
        (decrease) in net
        assets................    1,291,965

NET ASSETS:
  BEGINNING OF PERIOD.........        1,000

  END OF PERIOD...............  $ 1,292,965

CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........           80
  Shares sold.................      104,530
  Shares issued for
    distributions
    reinvested................           --
  Shares repurchased..........       (5,189)

      Ending balance..........       99,421


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- Continued
------------------------------------------------------------------------
INSTITUTIONAL SERIES PORTFOLIOS

                                      EMERGING COUNTRIES          INTERNATIONAL SMALL CAP GROWTH
                                -------------------------------   -------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                     1997             1996             1997             1996
                                -----------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $     (150,126)  $      10,548    $     (148,043)  $       58,952
  Net realized gain (loss)
    from security
    transactions..............       4,904,364          (9,283)        2,759,222           79,202
  Net realized foreign
    exchange gain (loss)......         (45,337)        (10,388)         (140,129)         188,185
  Net unrealized foreign
    exchange gain (loss)......          (5,843)            (93)           (3,275)          (6,571)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............       1,820,754         850,675         3,025,858        2,308,893
                                -----------------------------------------------------------------
  Net increase (decrease) in
    net assets resulting from
    operations................       6,523,812         841,459         5,493,633        2,628,661
                                -----------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......              --         (14,493)         (223,045)        (142,279)
  Capital gain*...............        (194,973)             --          (568,944)              --
                                -----------------------------------------------------------------
      Total distributions.....        (194,973)        (14,493)         (791,989)        (142,279)
                                -----------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........      55,734,073       4,084,306        25,838,052        3,161,273
  Proceeds from shares issued
    for distribution
    reinvestment..............         169,281          14,314           773,378          133,555
  Cost of shares
    repurchased...............     (12,191,801)        (68,701)       (3,053,715)      (2,459,577)
                                -----------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................      43,711,553       4,029,919        23,557,715          835,251
                                -----------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................      50,040,392       4,856,885        28,259,359        3,321,633
                                -----------------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD.........       6,877,500       2,020,615        20,245,194       16,923,561
                                -----------------------------------------------------------------
  END OF PERIOD...............  $   56,917,892   $   6,877,500    $   48,504,553   $   20,245,194
                                -----------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........         490,586         185,138         1,345,544        1,292,929
  Shares sold.................       3,450,932         309,531         1,639,856          218,835
  Shares issued for
    distributions
    reinvested................          10,803           1,158            47,675            9,657
  Shares repurchased..........        (689,870)         (5,241)         (183,728)        (175,877)
                                -----------------------------------------------------------------
      Ending balance..........       3,262,451         490,586         2,849,347        1,345,544
                                -----------------------------------------------------------------

---------------
 ++++ Commenced operations on August 31, 1995.
+++++ Commenced operations on July 31, 1996.
    * See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                               INTERNATIONAL                             FULLY DISCRETIONARY FIXED    SHORT INTERMEDIATE FIXED
                               CORE GROWTH        WORLDWIDE GROWTH                 INCOME                      INCOME
                               ------------  --------------------------  --------------------------  --------------------------
                                 FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                               PERIOD ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                                MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                 1997+++         1997          1996          1997        1996++++        1997        1996++++
                               ------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit)................. $     2,509   $    (10,931) $      7,801  $    272,061  $    54,694   $    316,594  $   112,189
  Net realized gain (loss)
    from security
    transactions..............     139,496        563,530       368,239      (139,003)     (22,139)       (50,351)       5,535
  Net realized foreign
    exchange gain (loss)......     (13,711)        (8,783)       35,476        75,392           --             --           --
  Net unrealized foreign
    exchange gain (loss)......      (1,301)          (522)       (3,240)           --           --             --           --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............      57,700       (201,276)      351,725        10,904     (128,758)        (6,461)     (30,438)
                               ------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net assets resulting from
    operations................     184,693        342,018       760,001       219,354      (96,203)       259,782       87,286
                               ------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......          --             --       (54,929)     (276,382)     (52,578)      (316,105)    (112,375)
  Capital gain*...............          --       (429,300)           --            --         (221)            --           --
                               ------------------------------------------------------------------------------------------------
      Total distributions.....          --       (429,300)      (54,929)     (276,382)     (52,799)      (316,105)    (112,375)
                               ------------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........   4,415,151      5,125,124     2,895,533    11,803,710    4,516,992      1,516,862    4,664,407
  Proceeds from shares issued
    for distribution
    reinvestment..............          --        421,075        54,179       276,378       52,796        316,102      112,373
  Cost of shares
    repurchased...............      (7,362)    (6,416,345)   (4,128,312)     (571,004)      (8,400)    (1,138,270)     (27,100)
                               ------------------------------------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................   4,407,789       (870,146)   (1,178,600)   11,509,084    4,561,388        694,694    4,749,680
                               ------------------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................   4,592,482       (957,428)     (473,528)   11,452,056    4,412,386        638,371    4,724,591
                               ------------------------------------------------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD.........       1,000      3,613,140     4,086,668     4,413,386        1,000      4,725,591        1,000
                               ------------------------------------------------------------------------------------------------
  END OF PERIOD............... $ 4,593,482   $  2,655,712  $  3,613,140  $ 15,865,442  $ 4,413,386   $  5,363,962  $ 4,725,591
                               ------------------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........          80        234,347       312,949       346,945           80        369,411           80
  Shares sold.................     325,489        353,391       196,095       940,990      343,351        118,278      362,652
  Shares issued for
    distributions
    reinvested................          --         30,293         3,799        21,906        4,145         24,862        8,769
  Shares repurchased..........        (545)      (431,092)     (278,496)      (44,703)        (631)       (88,812)      (2,090)
                               ------------------------------------------------------------------------------------------------
      Ending balance..........     325,024        186,939       234,347     1,265,138      346,945        423,739      369,411
                               ------------------------------------------------------------------------------------------------


                                   INCOME         BOND
                                ------------  ------------
                                  FOR THE       FOR THE
                                PERIOD ENDED  PERIOD ENDED
                                 MARCH 31,     MARCH 31,
                                 1997+++++     1997+++++

INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $   182,428   $   248,226
  Net realized gain (loss)
    from security
    transactions..............      220,210       329,760
  Net realized foreign
    exchange gain (loss)......           --            --
  Net unrealized foreign
    exchange gain (loss)......           --            --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............        5,675       (23,773)

  Net increase (decrease) in
    net assets resulting from
    operations................      408,313       554,213

DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......     (182,267)     (246,559)
  Capital gain*...............      (57,584)      (88,423)

      Total distributions.....     (239,851)     (334,982)

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........    4,223,875     4,551,209
  Proceeds from shares issued
    for distribution
    reinvestment..............       16,398        37,643
  Cost of shares
    repurchased...............     (204,226)     (201,524)

    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................    4,036,047     4,387,328

      Total increase
        (decrease) in net
        assets................    4,204,509     4,606,559

NET ASSETS:
  BEGINNING OF PERIOD.........        1,000         1,000

  END OF PERIOD...............  $ 4,205,509   $ 4,607,559

CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........           80            80
  Shares sold.................      336,500       361,395
  Shares issued for
    distributions
    reinvested................        1,254         2,861
  Shares repurchased..........      (15,892)      (15,290)

      Ending balance..........      321,942       349,046


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 52 separate series comprised of Portfolios A, with an initial sales charge, B, with a back-end sales charge, C, with a level asset-based sales charge, Institutional, with no load, and Advisory (formerly Qualified), with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering seventeen investment vehicles (the "Funds"). For a description of the investment objectives of each Fund, see Note A to the accompanying Funds' financial statements.

  Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

INVESTMENT INCOME AND REALIZED AND UNREALIZED GAINS AND LOSSES

  Each Portfolio accrues income, net of expenses, daily on its investment in the applicable Fund. All of the net investment income (deficit) and realized and unrealized gains and losses from securities transactions and foreign currency of the Fund are allocated pro rata among the investors in the Fund at the time of such determination.

FEDERAL INCOME TAXES

  It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required if the Portfolios continue to comply with such requirements.

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of the Funds will be deemed to have been "passed through" to the Portfolios.

  Net investment income and net realized gains for the year (or period where appropriate) differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, unrealized appreciation/depreciation, and capital loss carryforwards.

  As of March 31, 1997, Fully Discretionary Fixed Income Institutional Portfolio and Short-Intermediate Fixed Income Institutional Portfolio had available for Federal tax purposes $156,347 and $47,734, respectively, of unused capital loss carryovers which expire through 2005.

  The character of distributions made during the year (or period where appropriate) from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition. The prospectus for the Nicholas-Applegate Mutual Funds describes each Portfolio's policies with respect to declaration and payment of dividends and distribution of capital gains.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Trust have been allocated to certain Portfolios based upon management's best estimate of the costs applicable to each Portfolio. These costs have been deferred and are amortized over a period of 60 months from the date the Portfolios commenced operations.

  In the event that any of the initial shares are redeemed by the holder during the period of amortization of the Portfolio's organization costs, the

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Adviser"). The advisory fee is computed daily for the Funds based upon the percentage of each Fund's average daily net assets.

ADMINISTRATIVE SERVICES AGREEMENT

  Effective November 15, 1996, the Trust agreed to compensate the Investment Adviser for co-administrative services at an annual rate of up to 0.10% of average daily net assets of each of the Portfolios. These fees are in addition to the administrative fees charged by Investment Company Administration Corporation. The Investment Adviser has agreed to waive these fees if the related Portfolio's expenses before reimbursement is greater than the expense limitation. In subsequent years, each Portfolio will reimburse the Investment Adviser, up to actual cost, when operating expenses before reimbursement are less than the applicable expense limitation.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Trust have undertaken to limit the Portfolios' expenses to the following annual levels through March 31, 1998. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

Mini Cap Growth Institutional
 Portfolio.............................      1.56%
Emerging Growth Institutional
 Portfolio.............................      1.17%
Core Growth Institutional Portfolio....      1.00%
Income & Growth Institutional
 Portfolio.............................      1.00%
Balanced Growth Institutional
 Portfolio.............................      1.00%
Value Institutional Portfolio..........      1.00%
Large Cap Growth Institutional
 Portfolio.............................      1.00%
Emerging Countries Institutional
 Portfolio.............................      1.65%
International Small Cap Growth
 Institutional Portfolio...............      1.40%
International Core Growth Institutional
 Portfolio.............................      1.40%
Worldwide Growth Institutional
 Portfolio.............................      1.35%
Fully Discretionary Institutional Fixed
 Income Portfolio......................      0.45%
Short-Intermediate Institutional Fixed
 Income Portfolio......................      0.35%
Strategic Income Institutional
 Portfolio.............................      0.75%
High Yield Bond Institutional
 Portfolio.............................      0.75%

  These percentages are based on the average net assets of the Portfolios, exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate, including administrative fees, on

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

behalf of the Portfolios, during the periods from inception (respectively) to March 31, 1997, are as follows:

Mini Cap Growth Institutional
 Portfolio..........................  $  96,342
Emerging Growth Institutional
 Portfolio..........................    340,593
Core Growth Institutional
 Portfolio..........................    290,438
Income & Growth Institutional
 Portfolio..........................    286,900
Balanced Growth Institutional
 Portfolio..........................    146,303
Value Institutional Portfolio.......     24,341
Large Cap Institutional Portfolio...      5,199
Emerging Countries Institutional
 Portfolio..........................    147,556
International Small Cap Growth
 Institutional Portfolio............    247,968
International Core Growth
 Institutional Portfolio............      4,922
Worldwide Growth Institutional
 Portfolio..........................    165,242
Fully Discretionary Institutional
 Fixed Income Portfolio.............     94,740
Short-Intermediate Institutional
 Fixed Income Portfolio.............     97,667
Strategic Income Institutional
 Portfolio..........................     16,114
High Yield Bond Institutional
 Portfolio..........................     15,731

RELATED PARTIES

  Certain officers of the Trust and the Master Trust are also officers of the Investment Adviser.

3. INVESTMENT TRANSACTIONS

  Additions and reductions in the investments in the respective Master Trust Funds for the fiscal year ended March 31, 1997 were as follows:

                                   ADDITIONS  REDUCTIONS
                                    (000S)      (000S)
                                   ---------  -----------
Mini Cap Growth Institutional
 Portfolio.......................  $  13,138  $    10,585
Emerging Growth Institutional
 Portfolio.......................     70,565      125,941
Core Growth Institutional
 Portfolio.......................     57,820       53,655
Income & Growth Institutional
 Portfolio.......................      2,497        3,734
Balanced Growth Institutional
 Portfolio.......................        370          321
Value Institutional Portfolio....      2,648          140
Large Cap Growth Institutional
 Portfolio.......................      1,323           66
Emerging Countries Institutional
 Portfolio.......................     55,782       12,284
International Small Cap Growth
 Institutional Portfolio.........     25,909        3,171
International Core Growth
 Institutional Portfolio.........      4,416            7
Worldwide Growth Institutional
 Portfolio.......................      5,168        6,464
Fully Discretionary Institutional
 Fixed Income Portfolio..........     11,804          571
Short-Intermediate Institutional
 Fixed Income Portfolio..........      1,613        1,239
Strategic Income Institutional
 Portfolio.......................      4,225          408
High Yield Bond Institutional
 Portfolio.......................      4,552          474

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

4. CREDIT FACILITY

  The Portfolios participate with other Nicholas-Applegate Mutual Funds portfolios in a $75 million unsecured redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Portfolios have agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. At March 31, 1997, there were no outstanding borrowing under the Facility. The maximum amount borrowed under this line of credit at any time during the period ended March 31, 1997 was $0.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST MARCH 31, 1997

                                  MINI CAP        EMERGING          CORE          INCOME &        BALANCED
                                   GROWTH          GROWTH          GROWTH          GROWTH          GROWTH           VALUE
                                    FUND            FUND            FUND            FUND            FUND            FUND
                                ---------------------------------------------------------------------------------------------
ASSETS
  Investments, at value*......  $  29,454,899   $ 513,702,221   $ 429,954,685   $ 133,124,390   $  25,327,714   $   3,040,391
  Foreign currencies, at
    value**...................             --              --              --              --              --              --
  Cash........................            475           7,296              --           1,763             514          48,611
  Receivable for investment
    securities sold...........        126,630       5,647,577       6,131,600         427,413       1,058,379              --
  Receivable for interests
    sold......................         27,100       1,685,096       1,205,089         202,752          15,798              --
  Dividends receivable........          3,517         104,509          74,306         105,839           6,081           6,774
  Forward currency
    contracts.................             --              --              --              --              --              --
  Interest receivable.........             --           3,935          27,425         718,983         187,456              --
  Due from advisor............             --              --              --              --              --           4,742
  Deferred organization
    costs.....................             --          14,447          16,342           8,103           5,779              --
  Other assets................             --         119,971             466             187           2,900              --
                                ---------------------------------------------------------------------------------------------
    Total assets..............     29,612,621     521,285,052     437,409,913     134,589,430      26,604,621       3,100,518
                                ---------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investment
    securities purchased......        491,717       5,620,659       3,198,970       3,069,606       1,446,188              --
  Payable for interests
    repurchased...............         84,469      13,505,243         936,646         733,123         118,699              --
  Due to Advisor..............         30,908         447,116         301,517          90,545          13,802              --
  Accrued expenses............         17,112         149,501         170,271          44,704          13,962           9,085
  Cash overdraft..............             --              --          28,578              --              --              --
                                ---------------------------------------------------------------------------------------------
    Total liabilities.........        624,206      19,722,519       4,635,982       3,938,028       1,592,651           9,085
                                ---------------------------------------------------------------------------------------------
NET ASSETS....................  $  28,988,415   $ 501,562,533   $ 432,773,931   $ 130,651,402   $  25,011,970   $   3,091,433
                                ---------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $  24,992,217   $ 344,243,025   $ 318,631,289   $  85,728,279   $  18,287,185   $   2,529,597
  Accumulated net investment
    income (deficit)..........       (382,385)     (9,945,231)     (2,250,183)     15,837,317       2,070,209          39,737
  Accumulated net realized
    gain (loss)...............      2,918,076     120,964,919      95,465,448      18,641,969       2,678,804         282,123
  Accumulated net realized
    foreign exchange gain
    (loss)....................             --              --              --              --              --              --
  Net unrealized foreign
    exchange gain (loss)......             --              --              --              --              --              --
  Net unrealized appreciation
    (depreciation) on
    investments...............      1,460,507      46,299,820      20,927,377      10,443,837       1,975,772         239,976
                                ---------------------------------------------------------------------------------------------
    Net assets................  $  28,988,415   $ 501,562,533   $ 432,773,931   $ 130,651,402   $  25,011,970   $   3,091,433
                                ---------------------------------------------------------------------------------------------
  *Investments, at cost.......  $  27,994,392   $ 467,402,401   $ 409,027,308   $ 122,680,553   $  23,351,942   $   2,800,415
                                ---------------------------------------------------------------------------------------------
  **Foreign currencies, at
    cost......................             --              --              --              --              --              --
                                ---------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                         INTERNATIONAL INTERNATIONAL               FULLY         SHORT-
                                LARGE CAP    EMERGING     SMALL CAP      CORE       WORLDWIDE   DISCRETIONARY INTERMEDIATE
                                 GROWTH      COUNTRIES     GROWTH       GROWTH       GROWTH     FIXED INCOME  FIXED INCOME
                                  FUND         FUND         FUND         FUND         FUND          FUND          FUND
                               -------------------------------------------------------------------------------------------
ASSETS
  Investments, at value*...... $ 1,480,265  $148,615,133 $60,125,918  $4,959,420   $104,555,910 $ 14,885,368  $ 5,188,024
  Foreign currencies, at
    value**...................          --   10,253,752    1,140,629     104,781       938,477            --           --
  Cash........................         480           --           --          --            --        39,250        5,375
  Receivable for investment
    securities sold...........      31,994   14,065,771    2,505,675     231,643     5,612,574            --      184,627
  Receivable for interests
    sold......................         100    1,060,310      196,701       8,988       343,764       837,744           --
  Dividends receivable........         493      130,452       81,043       5,387       184,526            --           --
  Forward currency
    contracts.................          --           --           --          --            --           779           --
  Interest receivable.........          31        2,235           --          21           514       200,773       43,336
  Due from advisor............       4,062           --           --         595        25,043        11,966        7,107
  Deferred organization
    costs.....................          --           --          529          --         6,630         1,465        1,465
  Other assets................          --        2,706           --          --            --         4,406       14,422
                               -------------------------------------------------------------------------------------------
    Total assets..............   1,517,425  174,130,359   64,050,495   5,310,835   111,667,438    15,981,751    5,444,356
                               -------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investment
    securities purchased......     193,358   13,826,788      489,820     557,913     4,518,099        41,150        6,001
  Payable for interests
    repurchased...............          --      353,188        7,959          --       311,556            --           --
  Due to Advisor..............          --      151,114       25,225          --        88,419         2,240        2,240
  Accrued expenses............       4,909       27,618       35,528       4,995        87,583        19,976       13,476
  Cash overdraft..............          --    1,434,767      605,419      79,051     2,846,405            --           --
                               -------------------------------------------------------------------------------------------
    Total liabilities.........     198,267   15,793,475    1,163,951     641,959     7,852,062        63,366       21,717
                               -------------------------------------------------------------------------------------------
NET ASSETS.................... $ 1,319,158  $158,336,884 $62,886,544  $4,668,876   $103,815,376 $ 15,918,385  $ 5,422,639
                               -------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital............. $ 1,281,909  $141,911,478 $53,544,182  $4,480,421   $67,019,886  $ 15,788,558  $ 5,068,065
  Accumulated net investment
    income (deficit)..........         (12)    (294,130)     (52,729)      2,864       264,027       333,265      436,172
  Accumulated net realized
    gain (loss)...............      73,001   11,593,258    2,950,994     142,256    23,282,898      (161,373)     (44,372)
  Accumulated net realized
    foreign exchange gain
    (loss)....................          --     (138,069)      (6,280)    (13,888 )     573,896        77,144           --
  Net unrealized foreign
    exchange gain (loss)......          --      (12,587)      (6,666)     (1,322 )     (24,280)          948           --
  Net unrealized appreciation
    (depreciation) on
    investments...............     (35,740)   5,276,934    6,457,043      58,545    12,698,949      (120,157)     (37,226)
                               -------------------------------------------------------------------------------------------
    Net assets................ $ 1,319,158  $158,336,884 $62,886,544  $4,668,876   $103,815,376 $ 15,918,385  $ 5,422,639
                               -------------------------------------------------------------------------------------------
  *Investments, at cost....... $ 1,516,005  $143,338,199 $53,668,875  $4,900,875   $91,856,961  $ 15,005,525  $ 5,225,250
                               -------------------------------------------------------------------------------------------
  **Foreign currencies, at
    cost......................          --  $10,125,382  $ 1,140,493  $  103,656   $   939,277            --           --
                               -------------------------------------------------------------------------------------------


                                 STRATEGIC   HIGH YIELD
                                  INCOME        BOND
                                   FUND         FUND

ASSETS
  Investments, at value*......  $ 4,254,474  $ 4,514,376
  Foreign currencies, at
    value**...................           --           --
  Cash........................          384       25,524
  Receivable for investment
    securities sold...........       55,020      794,899
  Receivable for interests
    sold......................           --          500
  Dividends receivable........        8,654           --
  Forward currency
    contracts.................           --           --
  Interest receivable.........       44,246       80,191
  Due from advisor............        7,466        4,148
  Deferred organization
    costs.....................           --           --
  Other assets................        2,139           --

    Total assets..............    4,372,383    5,419,638

LIABILITIES
  Payable for investment
    securities purchased......      109,656      750,000
  Payable for interests
    repurchased...............           --           --
  Due to Advisor..............           --           --
  Accrued expenses............       10,178        8,584
  Cash overdraft..............           --           --

    Total liabilities.........      119,834      758,584

NET ASSETS....................  $ 4,252,549  $ 4,661,054

COMPOSITION OF NET ASSETS
  Paid-in capital.............  $ 3,839,988  $ 4,101,814
  Accumulated net investment
    income (deficit)..........      185,083      251,326
  Accumulated net realized
    gain (loss)...............      221,714      331,812
  Accumulated net realized
    foreign exchange gain
    (loss)....................           --           --
  Net unrealized foreign
    exchange gain (loss)......           --           --
  Net unrealized appreciation
    (depreciation) on
    investments...............        5,764      (23,898)

    Net assets................  $ 4,252,549  $ 4,661,054

  *Investments, at cost.......  $ 4,248,710  $ 4,538,274

  **Foreign currencies, at
    cost......................           --           --


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST
FOR THE YEAR ENDED MARCH 31, 1997

                                  MINI CAP       EMERGING         CORE         INCOME &       BALANCED
                                   GROWTH         GROWTH         GROWTH         GROWTH         GROWTH
                                    FUND           FUND           FUND           FUND           FUND
                                ------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $     63,295   $    889,913   $  1,091,361   $  1,998,357   $     62,192
  Interest....................        84,017      1,793,613      1,536,884      3,344,440        847,653
                                ------------------------------------------------------------------------
    Total income..............       147,312      2,683,526      2,628,245      5,342,797        909,845
                                ------------------------------------------------------------------------
EXPENSES:
  Advisory fee................       376,577      5,836,182      3,594,196        902,615        196,321
  Accounting fee..............        64,430        227,961        205,513         82,626         65,767
  Administration fee..........         8,728         34,905        138,879         34,823          7,596
  Audit & tax fees............         6,199        105,901         87,431         20,549          6,121
  Custodian fee...............        50,297        144,315        104,051         37,891         27,971
  Insurance...................           267         10,843          4,479          1,013            152
  Legal fee...................           724         11,605          6,337          2,606            345
  Miscellaneous...............         2,439         39,817         32,328          7,917          2,957
  Organization costs..........            --          8,515         15,542          7,709          5,501
  Trustees' fee...............         6,500          6,500          6,500          6,500          4,000
                                ------------------------------------------------------------------------
    Total expense.............       516,161      6,426,544      4,195,256      1,104,249        316,731
  Less: Reimbursement to
    (from) advisor............       (59,756)            --             --         39,067        (68,056)
                                ------------------------------------------------------------------------
      Net expenses............       456,405      6,426,544      4,195,256      1,143,316        248,675
                                ------------------------------------------------------------------------
  Net investment income
    (deficit).................      (309,093)    (3,743,018)    (1,567,011)     4,199,481        661,170
                                ------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............     2,973,970     96,622,117     76,538,109     15,692,945      1,969,019
  Net realized foreign
    exchange gain (loss)......            --             --             --             --             --
  Net unrealized foreign
    exchange gain (loss)......                           --             --             --             --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............    (1,699,744)  (114,330,357)   (67,826,297)    (3,821,355)      (768,824)
                                ------------------------------------------------------------------------
      Net gain (loss) on
        investments...........     1,274,226    (17,708,240)     8,711,812     11,871,590      1,200,195
                                ------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...................  $    965,133   $(21,451,258)  $  7,144,801   $ 16,071,071   $  1,861,365
                                ------------------------------------------------------------------------

-------------
  + Commenced operations on April 30, 1996.
 ++ Commenced operations on December 27, 1996.
+++ Commenced operations on July 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                                  FULLY
                                                                     INTERNATIONAL INTERNATIONAL              DISCRETIONARY
                                           LARGE CAP     EMERGING     SMALL CAP        CORE       WORLDWIDE       FIXED
                                 VALUE       GROWTH     COUNTRIES       GROWTH        GROWTH       GROWTH        INCOME
                                 FUND+       FUND++        FUND          FUND         FUND++        FUND          FUND
                               --------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends................... $   59,485  $   1,681   $    679,747  $   426,462   $     5,637   $   891,102            --
  Interest....................      2,511      1,295        149,808       54,657         4,958        61,483       295,066
                               --------------------------------------------------------------------------------------------
    Total income..............     61,996      2,976        829,555      481,119        10,595       952,585       295,066
                               --------------------------------------------------------------------------------------------
EXPENSES:
  Advisory fee................     17,527      2,359        915,695      477,212         5,726     1,028,250        20,207
  Accounting fee..............     19,437      1,074         93,917       75,496         1,158        74,912        57,213
  Administration fee..........        669         83         20,598       13,683           152        29,846         1,305
  Audit & tax fees............        491        103          9,384        7,953           158        18,808           638
  Custodian fee...............      7,469      5,056         98,062       72,779         3,985       122,467        15,078
  Insurance...................         --         --            204          259            --         1,086            20
  Legal fee...................         35          4          1,393          656             7         1,361           129
  Miscellaneous...............        238         24          3,908        2,982            44         6,871           367
  Organization costs..........         --         --             --          299            --         6,296           489
  Trustees' fee...............      6,528      2,192          6,500        6,500         2,197         6,500         6,500
                               --------------------------------------------------------------------------------------------
    Total expense.............     52,394     10,895      1,149,661      657,819        13,427     1,296,397       101,946
  Less: Reimbursement to
    (from) advisor............    (30,135)    (7,907)        22,429      (13,583)       (5,696)      (62,497)      (83,987)
                               --------------------------------------------------------------------------------------------
      Net expenses............     22,259      2,988      1,172,090      644,236         7,731     1,233,900        17,959
                               --------------------------------------------------------------------------------------------
  Net investment income
    (deficit).................     39,737        (12)      (342,535)    (163,117)        2,864      (281,315)      277,107
                               --------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............    282,123     73,001     11,849,728    3,140,492       142,256    15,788,457      (139,545)
  Net realized foreign
    exchange gain (loss)......         --         --       (113,212)    (171,484)      (13,888)     (333,967)       76,282
  Net unrealized foreign
    exchange gain (loss)......                              (12,593)      (4,450)       (1,322)      (21,431)          966
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............    239,976    (35,740)     3,898,413    3,921,418        58,545    (2,434,302)        9,408
                               --------------------------------------------------------------------------------------------
      Net gain (loss) on
        investments...........    522,099     37,261     15,622,336    6,885,976       185,591    12,998,757       (52,889)
                               --------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.................. $  561,836  $  37,249   $ 15,279,801  $ 6,722,859   $   188,455   $12,717,442  $    224,218
                               --------------------------------------------------------------------------------------------

                                   SHORT-
                                INTERMEDIATE
                                   FIXED       STRATEGIC   HIGH YIELD
                                   INCOME       INCOME        BOND
                                    FUND        FUND+++      FUND+++

INVESTMENT INCOME:
  Dividends...................           --   $    29,110          --
  Interest....................      337,545       174,418     271,891

    Total income..............      337,545       203,528     271,891

EXPENSES:
  Advisory fee................       15,497        15,811      17,627
  Accounting fee..............       57,332         8,150       8,204
  Administration fee..........        1,495           737         822
  Audit & tax fees............          803           521         579
  Custodian fee...............       13,823         8,446       6,539
  Insurance...................          123            --          --
  Legal fee...................          105            47          51
  Miscellaneous...............          420         4,209         283
  Organization costs..........          489            --          --
  Trustees' fee...............        6,500         5,691       5,642

    Total expense.............       96,587        43,612      39,747
  Less: Reimbursement to
    (from) advisor............      (81,090)      (25,167)    (19,182)

      Net expenses............       15,497        18,445      20,565

  Net investment income
    (deficit).................      322,048       185,083     251,326

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............      (50,498)      221,714     331,812
  Net realized foreign
    exchange gain (loss)......           --            --          --
  Net unrealized foreign
    exchange gain (loss)......           --            --          --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............       (6,618)        5,764     (23,898)

      Net gain (loss) on
        investments...........      (57,116)      227,478     307,914

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $   264,932   $   412,561  $  559,240


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST

                           MINI CAP GROWTH FUND          EMERGING GROWTH FUND
                        ---------------------------   ---------------------------
                          FOR THE        FOR THE        FOR THE        FOR THE
                         YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
                         MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                            1997          1996+           1997           1996
                        ---------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
  OPERATIONS
  Net investment
    income
    (deficit).........  $   (309,093)  $   (73,292)   $ (3,743,018)  $ (2,945,373)
  Net realized gain
    (loss) from
    security
    transactions......     2,973,970       (55,894)     96,622,117     78,797,996
  Net realized foreign
    exchange gain
    (loss)............            --            --              --             --
  Net unrealized
    foreign exchange
    gain (loss).......            --            --              --             --
  Change in net
    unrealized
    appreciation
    (depreciation) of
    investments.......    (1,699,744)    3,160,251    (114,330,357)    91,635,716
                        ---------------------------------------------------------
    Net increase
      (decrease) in
      net assets
      resulting from
      operations......       965,133     3,031,065     (21,451,258)   167,488,339
                        ---------------------------------------------------------
TRANSACTIONS IN
  INTERESTS
  Contributions by
    partners..........    13,388,281    22,441,390     626,817,132    107,044,506
  Withdrawals by
    partners..........   (10,628,968)     (208,486)   (687,889,723)  (161,495,614)
                        ---------------------------------------------------------
    Net increase
      (decrease) in
      net assets from
      transactions in
      interests.......     2,759,313    22,232,904     (61,072,591)   (54,451,108)
                        ---------------------------------------------------------
      Total increase
        (decrease) in
        net assets....     3,724,446    25,263,969     (82,523,849)   113,037,231
NET ASSETS
  BEGINNING OF
    PERIOD............    25,263,969            --     584,086,382    471,049,151
                        ---------------------------------------------------------
  END OF PERIOD.......  $ 28,988,415   $25,263,969    $501,562,533   $584,086,382
                        ---------------------------------------------------------

---------------
   + Commenced operations on July 12, 1995.
  ++ Commenced operations on April 30, 1996.
 +++ Commenced operations on December 27, 1996.
++++ Commenced operations on August 31, 1995.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                                       LARGE CAP
                                                                                                         VALUE FUND   GROWTH FUND
                            CORE GROWTH FUND          INCOME & GROWTH FUND       BALANCED GROWTH FUND    -----------  -----------
                       --------------------------  --------------------------  ------------------------    FOR THE      FOR THE
                         FOR THE       FOR THE       FOR THE       FOR THE       FOR THE      FOR THE      PERIOD       PERIOD
                        YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED      ENDED        ENDED
                        MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                           1997          1996          1997          1996         1997         1996        1997++       1997+++
                       ----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
  OPERATIONS
  Net investment
    income
    (deficit)......... $ (1,567,011) $   (752,357) $  4,199,481  $  4,142,172  $   661,170  $   638,909  $   39,737   $      (12)
  Net realized gain
    (loss) from
    security
    transactions......   76,538,109    50,587,998    15,692,945    10,319,301    1,969,019    2,837,068     282,123       73,001
  Net realized foreign
    exchange gain
    (loss)............           --            --            --            --           --           --          --           --
  Net unrealized
    foreign exchange
    gain (loss).......           --            --            --            --           --           --          --           --
  Change in net
    unrealized
    appreciation
    (depreciation) of
    investments.......  (67,826,297)   52,583,826    (3,821,355)   10,732,341     (768,824)     742,010     239,976      (35,740)
                       ----------------------------------------------------------------------------------------------------------
    Net increase
      (decrease) in
      net assets
      resulting from
      operations......    7,144,801   102,419,467    16,071,071    25,193,814    1,861,365    4,217,987     561,836       37,249
                       ----------------------------------------------------------------------------------------------------------
TRANSACTIONS IN
  INTERESTS
  Contributions by
    partners..........  158,154,505   113,757,799    34,105,984    15,608,507    8,738,263    4,914,004   2,673,153    1,347,861
  Withdrawals by
    partners.......... (153,067,978)  (79,489,585)  (31,283,589)  (35,130,807)  (9,432,209)  (7,102,941)   (143,556)     (65,952)
                       ----------------------------------------------------------------------------------------------------------
    Net increase
      (decrease) in
      net assets from
      transactions in
      interests.......    5,086,527    34,268,214     2,822,395   (19,522,300)    (693,946)  (2,188,937)  2,529,597    1,281,909
                       ----------------------------------------------------------------------------------------------------------
      Total increase
        (decrease) in
        net assets....   12,231,328   136,687,681    18,893,466     5,671,514    1,167,419    2,029,050   3,091,433    1,319,158
NET ASSETS
  BEGINNING OF
    PERIOD............  420,542,603   283,854,922   111,757,936   106,086,422   23,844,551   21,815,501          --           --
                       ----------------------------------------------------------------------------------------------------------
  END OF PERIOD....... $432,773,931  $420,542,603  $130,651,402  $111,757,936  $25,011,970  $23,844,551  $3,091,433   $1,319,158
                       ----------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                                                 INTERNATIONAL SMALL CAP
                                  EMERGING COUNTRIES FUND              GROWTH FUND
                                ----------------------------   ---------------------------
                                   FOR THE        FOR THE        FOR THE        FOR THE
                                 YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                  MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                    1997            1996           1997           1996
                                ----------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $    (342,535)  $     26,122   $   (163,117)  $     73,015
  Net realized gain (loss)
    from security
    transactions..............     11,849,728        (35,846)     3,140,492         61,956
  Net realized foreign
    exchange gain (loss)......       (113,212)       (25,318)      (171,484)       197,499
  Net change in unrealized
    foreign exchange gain
    (loss)....................        (12,593)        (1,712)        (4,450)         1,753
  Net change in net unrealized
    appreciation
    (depreciation) of
    investments...............      3,898,413      1,753,151      3,921,418      2,583,077
                                ----------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........     15,279,801      1,716,397      6,722,859      2,917,300
                                ----------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...    143,835,272     16,175,253     37,692,390      6,044,445
  Withdrawals by partners.....    (20,677,175)    (1,272,742)    (5,334,333)    (2,768,514)
                                ----------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............    123,158,097     14,902,511     32,358,057      3,275,931
                                ----------------------------------------------------------
      Total increase
        (decrease) in net
        assets................    138,437,898     16,618,908     39,080,916      6,193,231
NET ASSETS
  BEGINNING OF PERIOD.........     19,898,986      3,280,078     23,805,628     17,612,397
                                ----------------------------------------------------------
  END OF PERIOD...............  $ 158,336,884   $ 19,898,986   $ 62,886,544   $ 23,805,628
                                ----------------------------------------------------------

---------------
  +++ Commenced operations on December 27, 1996.
 ++++ Commenced operations on August 31, 1995.
+++++ Commenced operations on July 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                               INTERNATIONAL                                FULLY DISCRETIONARY
                                CORE GROWTH                                  FIXED INCOME FUND
                                   FUND         WORLDWIDE GROWTH FUND     ------------------------
                               -------------  --------------------------                 FOR THE
                                  FOR THE       FOR THE       FOR THE       FOR THE      PERIOD
                               PERIOD ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED      ENDED
                                 MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,    MARCH 31,
                                  1997+++         1997          1996         1997       1996++++
                               -------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit)................. $      2,864   $   (281,315) $    299,362  $   277,107  $   56,158
  Net realized gain (loss)
    from security
    transactions..............      142,256     15,788,457     8,223,209     (139,545)    (21,828)
  Net realized foreign
    exchange gain (loss)......      (13,888)      (333,967)      792,348       76,282         862
  Net change in unrealized
    foreign exchange gain
    (loss)....................       (1,322)       (21,431)          585          966          --
  Net change in net unrealized
    appreciation
    (depreciation) of
    investments...............       58,545     (2,434,302)    9,091,332        9,408    (129,583)
                               -------------------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........      188,455     12,717,442    18,406,836      224,218     (94,391)
                               -------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...    4,487,783     34,174,758    17,650,729   11,828,709   4,542,991
  Withdrawals by partners.....       (7,362)   (43,419,850)  (33,276,911)    (574,627)     (8,515)
                               -------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............    4,480,421     (9,245,092)  (15,626,182)  11,254,082   4,534,476
                               -------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................    4,668,876      3,472,350     2,780,654   11,478,300   4,440,085
NET ASSETS
  BEGINNING OF PERIOD.........           --    100,343,026    97,562,372    4,440,085          --
                               -------------------------------------------------------------------
  END OF PERIOD............... $  4,668,876   $103,815,376  $100,343,026  $15,918,385  $4,440,085
                               -------------------------------------------------------------------


                                  FIXED INCOME FUND      INCOME FUND   BOND FUND
                               ------------------------  -----------  -----------
                                              FOR THE      FOR THE      FOR THE
                                 FOR THE      PERIOD       PERIOD       PERIOD
                               YEAR ENDED      ENDED        ENDED        ENDED
                                MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                                  1997       1996++++     1997+++++    1997+++++

INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit)................. $  322,048   $  114,124   $  185,083   $  251,326
  Net realized gain (loss)
    from security
    transactions..............    (50,498)       6,126      221,714      331,812
  Net realized foreign
    exchange gain (loss)......         --           --           --           --
  Net change in unrealized
    foreign exchange gain
    (loss)....................         --           --           --           --
  Net change in net unrealized
    appreciation
    (depreciation) of
    investments...............     (6,618)     (30,608)       5,764      (23,898)

    Net increase (decrease) in
      net assets resulting
      from operations.........    264,932       89,642      412,561      559,240

TRANSACTIONS IN INTERESTS
  Contributions by partners...  1,638,177    4,708,688    4,249,875    4,577,209
  Withdrawals by partners..... (1,241,693)     (37,107)    (409,887)    (475,395)

    Net increase (decrease) in
      net assets from
      transactions in
      interests...............    396,484    4,671,581    3,839,988    4,101,814

      Total increase
        (decrease) in net
        assets................    661,416    4,761,223    4,252,549    4,661,054
NET ASSETS
  BEGINNING OF PERIOD.........  4,761,223           --           --           --

  END OF PERIOD............... $5,422,639   $4,761,223   $4,252,549   $4,661,054


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of seventeen investment vehicles (each a "Fund" and collectively the "Funds") as of March 31, 1997. Up to five Portfolios of Nicholas-Applegate Mutual Funds invest in the respective Funds of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Mini Cap Growth Fund seeks to maximize long-term capital appreciation through investment primarily in a diversified portfolio of common stocks of U.S. corporations with smaller market capitalizations.

  Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $500 million in market capitalization.

  Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  Balanced Growth Fund seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  Value Fund seeks to provide a total return consisting of capital appreciation plus dividend and interest income that exceeds the total return on the Standard & Poor's 500 Stock Price Index by investing primarily in a diversified portfolio of equity securities of issuers with larger market capitalizations.

  Large Cap Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with larger market capitalizations whose earnings and prices are expected to grow faster than the Standard & Poor's 500 Stock Price Index.

  Emerging Countries Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of companies in developing countries of the world.

  International Small Cap Growth Fund (formerly International Growth Fund) seeks to maximize long-term capital appreciation through investment primarily in equity securities of international companies with smaller to middle market capitalizations.

  International Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of international companies with larger market capitalizations.

  Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment primarily in growth stocks of U.S. and foreign companies

  Fully Discretionary Fixed Income Fund seeks to maximize total return through investment primarily in investment grade fixed-income securities with an average portfolio duration between two and eight years.

  Short-Intermediate Fixed Income Fund seeks to preserve principal and liquidity and realize a relatively high level of current income through investment primarily in investment grade fixed-income securities with a maximum average dollar-weighted portfolio maturity of five years.

  Strategic Income Fund seeks to provide a high level of current income by investing primarily in convertible, lower quality and mortgage-backed debt securities.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  High Yield Bond Fund seeks to provide a higher level of income and capital growth by investing primarily in debt and equity securities, with an emphasis on lower quality debt securities.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income (net of foreign taxes withheld when applicable) is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and are amortized over a period of 60 months from the date the Funds commenced operations.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or the "Investment Adviser"). The advisory fee is computed daily based upon the following annual percentages of each Fund's average daily net assets:

                              FIRST $500    NEXT $500    EXCESS OF
                                MILLION      MILLION    $1 BILLION
                              -----------  -----------  -----------
Mini Cap Growth Fund........       1.25%        1.25%        1.25%
Emerging Growth Fund........       1.00%        1.00%        1.00%
Core Growth Fund............       0.75%       0.675%        0.65%
Income & Growth Fund........       0.75%       0.675%        0.65%
Balanced Growth Fund........       0.75%       0.675%        0.65%
Value Fund..................       0.75%        0.75%        0.75%
Large Cap Growth Fund.......       0.75%        0.75%        0.75%
Emerging Countries Fund.....       1.25%        1.25%        1.25%
International Small Cap
  Growth Fund...............       1.00%        0.90%        0.85%
International Core Growth
  Fund......................       1.00%        0.90%        0.85%
Worldwide Growth Fund.......       1.00%        0.90%        0.85%
Strategic Income Fund.......       0.60%        0.60%        0.60%
High Yield Bond Fund........       0.60%        0.60%        0.60%

  The advisory fee for Fully Discretionary Fixed Income Fund is computed as follows: 0.45% of the first $500 million of the Fund's average net assets, 0.40% of the next $250 million of average net assets, and 0.35% of average net assets in excess of $750 million. The advisory fee for Short-Intermediate Fixed Income Fund is computed a follows: 0.30% of the first $250 million of the Fund's average net assets and 0.25% of average net assets in excess of $250 million.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Master Trust have undertaken to limit the Funds' and Portfolios' expenses to certain annual levels through March 31, 1998. In subsequent years, overall operating expenses for each Fund will not fall below the percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement, as each Fund will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the period from inception (respectively) to March 31, 1997, are as follows:

       FUND
-----------------------------------------------

Mini Cap Growth Fund...........................  $   100,479
Balanced Growth Fund...........................      312,927
Value Fund.....................................       30,135
Large Cap Growth Fund..........................        7,907
Emerging Countries Fund........................       89,344
International Small Cap Growth Fund............      209,240
International Core Growth Fund.................        5,696
Worldwide Growth Fund..........................      296,420
Fully Discretionary Fixed Income Fund..........      104,069
Short-Intermediate Fixed Income Fund...........      101,969
Strategic Income Fund..........................       25,167
High Yield Bond Fund...........................       19,182

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the fiscal year ended March 31, 1997, were as follows (in 000's):

       FUND                        PURCHASES      SALES
--------------------------------  -----------  -----------
Mini Cap Growth Fund............  $    47,053  $    45,389
Emerging Growth Fund............      618,124      720,027
Core Growth Fund................      698,508      689,415
Income & Growth Fund............      201,594      192,617
Balanced Growth Fund............       54,281       53,566
Value Fund......................        6,073        3,555
Large Cap Growth Fund...........        4,832        3,565
Emerging Countries Fund.........      235,294      124,478
International Small Cap Growth
  Fund..........................      125,061       94,641
International Core Growth
  Fund..........................        6,103        1,669
Worldwide Growth Fund...........      181,284      188,408
Fully Discretionary Fixed Income
  Fund..........................       19,886        9,675
Short-Intermediate Fixed Income
  Fund..........................        7,071        6,483
Strategic Income Fund...........       12,053        8,045
High Yield Bond Fund............       24,305       20,125

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  At March 31, 1997, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                                     GROSS          GROSS      NET UNREALIZED
                    TAX COST OF   UNREALIZED     UNREALIZED     APPRECIATION
                    INVESTMENTS  APPRECIATION   DEPRECIATION   (DEPRECIATION)
                    -----------  -------------  -------------  ---------------
Mini Cap Growth
  Fund............   $  28,002     $   3,657      $   2,204       $   1,453
Emerging Growth
  Fund............     468,068        77,636         32,001          45,635
Core Growth Fund..     409,134        43,158         22,337          20,821
Income & Growth
  Fund............     122,709        12,275          1,859          10,416
Balanced Growth
  Fund............      23,352         2,780            804           1,976
Value Fund........       2,772           339             70             269
Large Cap Growth
  Fund............       1,518            41             79             (38)
Emerging Countries
  Fund............     143,340        10,716          5,441           5,275
International
  Small Cap Growth
  Fund............      53,734         8,139          1,747           6,392
International Core
  Growth Fund.....       4,907           161            108              53
Worldwide Growth
  Fund............      91,969        15,291          2,704          12,587
Fully
  Discretionary
  Fixed Income
  Fund............      15,011             7            133            (126)
Short-Intermediate
  Fixed Income
  Fund............       5,228             7             47             (40)
Strategic Income
  Fund............       4,249            67             61               6
High Yield Bond
  Fund............       4,538            45             69             (24)

D. MARKET AND CREDIT RISKS AND DERIVATIVE INSTRUMENTS

  The Masters Trust's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the Master Trust's policy to continuously monitor its exposure to these risks.

  Some of the Funds may utilize forward foreign currency exchange contracts as part of their strategy of preserving capital. Upon entering into forward foreign currency contracts, the Funds are required to deposit with the broker an amount of cash or cash equivalents equal to the amount of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is sold.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

E. SELECTED RATIO DATA

                                                                                      RATIO OF NET
                                                        RATIO OF       RATIO OF        INVESTMENT       RATIO OF NET
                                                       EXPENSES TO    EXPENSES TO        INCOME          INVESTMENT
                                                       AVERAGE NET    AVERAGE NET     (DEFICIT) TO    INCOME (DEFICIT)
                                                         ASSETS,        ASSETS,       AVERAGE NET      TO AVERAGE NET
                                                          AFTER         BEFORE       ASSETS, AFTER     ASSETS, BEFORE
                                                         EXPENSE        EXPENSE         EXPENSE           EXPENSE
                                                       REIMBURSEMENTS REIMBURSEMENTS REIMBURSEMENTS    REIMBURSEMENTS
                                                       (RECOUPMENT)  (RECOUPMENT)     (RECOUPMENT)      (RECOUPMENT)
----------------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH(1)
  For the year ended 03/31/97........................        1.51%           1.71%        (1.03%)            (1.22%)
  For the period ended 03/31/96*.....................        1.50%           2.02%        (0.93%)            (1.44%)
EMERGING GROWTH(2)
  For the year ended 03/31/97........................        1.10%           1.10%        (0.64%)            (0.64%)
  For the year ended 03/31/96........................        1.11%           1.11%        (0.57%)            (0.57%)
  For the year ended 03/31/95........................        1.12%           1.11%        (0.53%)            (0.52%)
  For the period ended 03/31/94*.....................        1.12%           1.16%        (0.80%)            (0.84%)
CORE GROWTH(3)
  For the year ended 03/31/97........................        0.88%           0.88%        (0.33%)            (0.33%)
  For the year ended 03/31/96........................        0.89%           0.89%        (0.22%)            (0.22%)
  For the year ended 03/31/95........................        0.89%           0.89%         0.05%              0.05%
  For the period ended 03/31/94*.....................        0.92%           0.92%        (0.03%)            (0.03%)
INCOME & GROWTH(3)
  For the year ended 03/31/97........................        0.95%           0.92%         3.49%              3.52%
  For the year ended 03/31/96........................        0.95%           0.94%         3.94%              3.94%
  For the year ended 03/31/95........................        0.93%           0.95%         4.37%              4.35%
  For the period ended 03/31/94*.....................        0.94%           0.97%         3.51%              3.48%
BALANCED GROWTH(3)
  For the year ended 03/31/97........................        0.95%           1.21%         2.53%              2.27%
  For the year ended 03/31/96........................        0.95%           1.37%         2.83%              2.37%
  For the year ended 03/31/95........................        0.95%           1.33%         2.13%              1.75%
  For the period ended 03/31/94*.....................        0.94%           1.37%         1.93%              1.50%
VALUE FUND(4)
  For the period ended 03/31/97*.....................        0.95%           2.24%         1.70%              0.41%
LARGE CAP GROWTH FUND(5)
  For the period ended 03/31/97*.....................        0.91%           3.32%           --              (2.41%)
EMERGING COUNTRIES FUND(6)
  For the year ended 03/31/97........................        1.60%           1.57%        (0.47%)            (0.44%)
  For the year ended 03/31/96........................        1.60%           2.80%         0.30%             (0.90%)
  For the period ended 03/31/95*.....................        1.60%           1.81%         1.73%              1.52%
INTERNATIONAL SMALL CAP GROWTH FUND(7)
  For the year ended 03/31/97........................        1.35%           1.38%        (0.34%)            (0.37%)
  For the year ended 03/31/96........................        1.35%           1.98%         0.39%             (0.24%)
  For the year ended 03/31/95........................        1.35%           1.85%         0.24%             (0.26%)
  For the period ended 03/31/94*.....................        1.35%           2.28%         0.41%             (0.52%)
INTERNATIONAL CORE GROWTH FUND(5)
  For the period ended 03/31/97*.....................        1.29%           2.25%         0.48%             (0.47%)
WORLDWIDE GROWTH FUND(3)
  For the year ended 03/31/97........................        1.20%           1.26%        (0.27%)            (0.33%)
  For the year ended 03/31/96........................        1.20%           1.26%         0.31%              0.25%
  For the year ended 03/31/95........................        1.20%           1.30%         0.24%              0.14%
  For the period ended 03/31/94*.....................        1.20%           1.36%         0.01%             (0.15%)
FULLY DISCRETIONARY FIXED INCOME(8)
  For the year ended 03/31/97........................        0.40%           2.27%         6.17%              4.30%
  For the period ended 03/31/96*.....................        0.45%           2.69%         6.44%              4.12%
SHORT-INTERMEDIATE FIXED INCOME(8)
  For the year ended 03/31/97........................        0.30%           1.87%         6.23%              4.66%
  For the period ended 03/31/96*.....................        0.30%           1.36%         5.85%              4.77%
STRATEGIC INCOME FUND(9)
  For the period ended 03/31/97*.....................        0.70%           1.66%         7.02%              6.07%
HIGH YIELD BOND FUND(9)
  For the period ended 03/31/97*.....................        0.70%           1.13%         8.55%              7.90%


                                                                              BROKER
                                                           PORTFOLIO        COMMISSIONS
                                                         TURNOVER RATE       PER SHARE
-----------------------------------------------------
MINI CAP GROWTH(1)
  For the year ended 03/31/97........................        164.01%           $0.0455
  For the period ended 03/31/96*.....................        106.99%           $0.0529
EMERGING GROWTH(2)
  For the year ended 03/31/97........................        112.90%           $0.0520
  For the year ended 03/31/96........................        129.59%           $0.0523
  For the year ended 03/31/95........................        100.46%                --
  For the period ended 03/31/94*.....................         50.51%                --
CORE GROWTH(3)
  For the year ended 03/31/97........................        153.20%           $0.0582
  For the year ended 03/31/96........................        114.48%           $0.0593
  For the year ended 03/31/95........................         98.09%                --
  For the period ended 03/31/94*.....................         84.84%                --
INCOME & GROWTH(3)
  For the year ended 03/31/97........................        166.84%           $0.0154
  For the year ended 03/31/96........................        144.97%           $0.0597
  For the year ended 03/31/95........................        125.51%                --
  For the period ended 03/31/94*.....................        177.52%                --
BALANCED GROWTH(3)
  For the year ended 03/31/97........................        212.95%           $0.0586
  For the year ended 03/31/96........................        197.19%           $0.0594
  For the year ended 03/31/95........................        110.40%                --
  For the period ended 03/31/94*.....................         85.43%                --
VALUE FUND(4)
  For the period ended 03/31/97*.....................        139.27%           $0.0589
LARGE CAP GROWTH FUND(5)
  For the period ended 03/31/97*.....................        320.73%           $0.0594
EMERGING COUNTRIES FUND(6)
  For the year ended 03/31/97........................        176.20%           $0.0021
  For the year ended 03/31/96........................        118.21%           $0.0022
  For the period ended 03/31/95*.....................         60.79%                --
INTERNATIONAL SMALL CAP GROWTH FUND(7)
  For the year ended 03/31/97........................        206.07%           $0.0098
  For the year ended 03/31/96........................        141.02%           $0.0128
  For the year ended 03/31/95........................         74.85%                --
  For the period ended 03/31/94*.....................         23.71%                --
INTERNATIONAL CORE GROWTH FUND(5)
  For the period ended 03/31/97*.....................         75.53%           $0.0106
WORLDWIDE GROWTH FUND(3)
  For the year ended 03/31/97........................        181.81%           $0.0078
  For the year ended 03/31/96........................        132.20%           $0.0187
  For the year ended 03/31/95........................         98.54%                --
  For the period ended 03/31/94*.....................         95.09%                --
FULLY DISCRETIONARY FIXED INCOME(8)
  For the year ended 03/31/97........................        190.83%                --
  For the period ended 03/31/96*.....................         60.06%                --
SHORT-INTERMEDIATE FIXED INCOME(8)
  For the year ended 03/31/97........................        132.30%                --
  For the period ended 03/31/96*.....................        114.38%                --
STRATEGIC INCOME FUND(9)
  For the period ended 03/31/97*.....................        211.63%           $0.0600
HIGH YIELD BOND FUND(9)
  For the period ended 03/31/97*.....................        465.32%           $0.0200

--------------------

       (1) Commenced operations on July 12, 1995.
       (2) Commenced operations on October 1, 1993.
       (3) Commenced operations on April 19, 1993.
       (4) Commenced operations on April 30, 1996.
       (5) Commenced operations on December 27, 1996.
       (6) Commenced operations on November 28, 1994.
       (7) Commenced operations on December 31, 1993.
       (8) Commenced operations on August 31, 1995.
       (9) Commenced operations on July 31, 1996.
         * Annualized

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE MUTUAL FUNDS

  We have audited the accompanying statements of assets and liabilities of series of Institutional Portfolios of Nicholas-Applegate Mutual Funds (comprising respectively, Mini Cap Growth Institutional Portfolio, Emerging Growth Institutional Portfolio, Core Growth Institutional Portfolio, Income & Growth Institutional Portfolio, Balanced Growth Institutional Portfolio, Value Institutional Portfolio, Large Cap Growth Institutional Portfolio, Emerging Countries Institutional Portfolio, International Small Cap Growth Institutional (formerly "International Growth") Portfolio, International Core Growth Institutional Portfolio, Worldwide Growth Institutional Portfolio, Fully Discretionary Fixed Income Institutional Portfolio, Short-Intermediate Fixed Income Institutional Portfolio, Strategic Income Institutional Portfolio, and High Yield Bond Institutional Portfolio) (hereinafter the "Portfolios"), as of March 31, 1997, and the related statements of operations for the fiscal year then ended, and the statements of changes in net assets and the financial highlights for each of the two fiscal years in the period then ended, except for Value Institutional Portfolio, Large Cap Growth Institutional Portfolio, International Core Growth Institutional Portfolio, Strategic Income Institutional Portfolio, and High Yield Institutional Portfolio, which are for the fiscal year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two fiscal years in the period ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the 1996 and 1997 financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series of Institutional Portfolios of Nicholas-Applegate Mutual Funds as of March 31, 1997, the results of their operations for the fiscal year then ended, and changes in their net assets and the financial highlights for each of the two fiscal years in the period then ended, as described in the first paragraph, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
May 13, 1997

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                                                                              99

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE INVESTMENT TRUST

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the following series of Nicholas-Applegate Investment Trust: Mini Cap Growth Fund, Emerging Growth Fund, Core Growth Fund, Income & Growth Fund, Balanced Growth Fund, Value Fund, Large Cap Growth Fund, Emerging Countries Fund, International Small Cap Growth Fund (formerly "International Growth Fund"), International Core Growth Fund, Worldwide Growth Fund, Fully Discretionary Fixed Income Fund, Short-Intermediate Fixed Income Fund, Strategic Income Fund, and High Yield Bond Fund (hereinafter the "Funds"), as of March 31, 1997, and the related statements of operations for the fiscal year then ended, and the statements of changes in net assets for each of the two fiscal years in the period then ended, except for the Value Fund, Large Cap Growth Fund, International Core Growth Fund, Strategic Income Fund, and High Yield Fund, which are for the fiscal year then ended. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. The selected ratio data for each of the two fiscal years in the period ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those selected ratio data.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Funds of Nicholas-Applegate Investment Trust as of March 31, 1997, the results of their operations for the fiscal year then ended, and changes in their net assets for each of the two fiscal years in the period then ended, as described in the first paragraph, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
May 13, 1997

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100

TRUSTEES OF NICHOLAS-APPLEGATE MUTUAL FUNDS
-------------------------------------------
Fred C. Applegate, CHAIRMAN
Dr. Arthur B. Lafler
Charles E. Young


OFFICERS
--------
John D. Wylie, PRESIDENT
Peter J. Johnson, VICE PRESIDENT
Thomas Pindelski, TREASURER
E. Blake Moore, Jr., SECRETARY


TRUSTEES OF NICHOLAS-APPLEGATE INVESTMENT TRUST
-----------------------------------------------
Arthur E. Nicholas, CHAIRMAN
Dann V. Angeloff
Walter A. Auch
Theodore J. Coburn
Darlene T. DeRemer
George F. Keane


INVESTMENT MANAGER
------------------
Nicholas-Applegate Capital Management


DISTRIBUTOR
-----------
Nicholas-Applegate Securities


CUSTODIAN
---------
PNC Bank


TRANSFER AGENT
--------------
State Street Bank & Trust Company

NICHOLAS|APPLEGATE -Registered Trademark-

MUTUAL FUNDS

600 West Broadway
San Diego, California 92101
800-551-8643



ANN3311